Registration Nos. 33-70116
                                                                        811-8036


As filed via EDGAR with the Securities and Exchange Commission on April 30, 1999


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 17
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 19
                        (Check appropriate box or boxes)


                       THE OFFITBANK INVESTMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

             400 Bellevue Parkway
             Wilmington, Delaware                      19809
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 618-9510
                                 ---------------
                            Stephen Brent Wells, Esq.
                                    OFFITBANK
                               520 Madison Avenue
                            New York, New York 10022
                                 ---------------
                     (Name and Address of Agent for Service)

                                 with a copy to:
                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective:


      |X|   immediately upon filing pursuant to paragraph (b)
      __    on (date) pursuant to paragraph (b)
      __    on (date) pursuant to paragraph (a)(i)
      __    60 days after filing pursuant to paragraph (a)(i)
      __    75 days after filing pursuant to paragraph (a)(ii)
      __    on (date) pursuant to paragraph (a)(ii) of rule 485.


      If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       THE OFFITBANK INVESTMENT FUND, INC.

                            OFFITBANK HIGH YIELD FUND
                         OFFITBANK EMERGING MARKETS FUND
                       OFFITBANK LATIN AMERICA EQUITY FUND
                           OFFITBANK TOTAL RETURN FUND
                   OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND
                        OFFITBANK GLOBAL CONVERTIBLE FUND
                    OFFITBANK U.S. GOVERNMENT SECURITIES FUND
                       OFFITBANK MORTGAGE SECURITIES FUND
                       OFFITBANK CALIFORNIA MUNICIPAL FUND
                        OFFITBANK NEW YORK MUNICIPAL FUND
                        OFFITBANK NATIONAL MUNICIPAL FUND


LIKE ALL MUTUAL FUND SHARES, THESE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIMINAL OFFENSE.


                                   PROSPECTUS


                                 APRIL 30, 1999

THE [LOGO] INVESTMENT FUND, INC.

INVESTMENT PORTFOLIOS:
[LOGO] High Yield Fund
  [LOGO] Emerging Markets Fund
      [LOGO] Latin America Equity Fund
          [LOGO] Total Return Fund
              [LOGO] Investment Grade Global Debt Fund
                  [LOGO] Global Convertible Fund
                      [LOGO] U.S. Government Securities Fund
                          [LOGO] Mortgage Securities Fund
                              [LOGO] California Municipal Fund
                                  [LOGO] New York Municipal Fund
                                      [LOGO] National Municipal Fund

The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company offering eleven separate, no-load, non-diversified investment portfolios which each have a different investment objective. Each investment portfolio ("Fund") of the Company offers two classes of shares, Select Shares and Advisor Shares:

The OFFITBANK HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.

The OFFITBANK EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

The OFFITBANK LATIN AMERICA EQUITY FUND'S primary investment objective is capital appreciation. Current income is a secondary objective.

The OFFITBANK TOTAL RETURN FUND'S investment objective is to maximize total return from a combination of capital appreciation and current income.

The OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND'S investment objective is to achieve a competitive fixed-income total return.

The OFFITBANK GLOBAL CONVERTIBLE FUND'S investment objective is to maximize total return from a combination of capital appreciation and investment income.

The OFFITBANK U.S. GOVERNMENT SECURITIES FUND'S investment objective is to seek current income.

The OFFITBANK MORTGAGE SECURITIES FUND'S investment objective is to maximize total return from a combination of investment income and capital appreciation.

The OFFITBANK CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

The OFFITBANK NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

The OFFITBANK NATIONAL MUNICIPAL FUND'S investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

Select Shares may be purchased from and redeemed through the Company's distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund.

Certain Funds may invest in high yield, high risk debt securities which are considered speculative and subject to certain risks. See "Risks of Investing in the Funds." There can be no assurance that the Funds' investment objectives will be achieved.

                                TABLE OF CONTENTS


A Fund-by-Fund look at       FUND DESCRIPTION
goals, strategies, risks,    OFFITBANK High Yield Fund.........................5
expenses and financial       OFFITBANK Emerging Markets Fund..................12
history.                     OFFITBANK Latin America Equity Fund..............20
                             OFFITBANK Total Return Fund......................29
                             OFFITBANK Investment Grade Global Debt Fund......34
                             OFFITBANK Global Convertible Fund................39
                             OFFITBANK U.S. Government Securities Fund........44
                             OFFITBANK Mortgage Securities Fund...............52
                             OFFITBANK California Municipal Fund..............62
                             OFFITBANK New York Municipal Fund................67
                             OFFITBANK National Municipal Fund................72
                             Risks of Investing in the Funds..................85

Details on the management    MANAGEMENT OF THE FUNDS
and operations of the        Investment Adviser...............................99
Funds.                       Service Provider Chart..........................101

Policies and instructions    SHAREHOLDER INFORMATION
for opening, maintaining     Pricing of Fund Shares..........................102
and closing an account in    Purchase of Fund Shares.........................103
any of the Funds.            Redemption of Fund Shares.......................105
                             Shareholder Services ...........................107
                             Dividends and Distributions.....................107
                             Taxes...........................................108

Details on distribution      DISTRIBUTION ARRANGEMENTS
and other shareholder        Multiple Class Structure........................112
service plans.               Rule 12b-1 Distribution Fees....................113
                             Shareholder Serving Fees........................113

                             Appendix A:  Ratings............................A-1
                             Appendix B:  Hedging and Derivatives............B-1

                             FOR MORE INFORMATION.................see back cover

                            OFFITBANK HIGH YIELD FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities that are rated below investment gross, offering potential returns that are sufficiently high to justify the greater investment risks. Securities offering the high yield that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Fund also invests in senior securities and securities with an operating history of more than one year (though the Fund may invest in securities with a shorter operating history). The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS


o     Investors may lose money.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o All or a substantial portion of the securities purchased by the Fund are lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal than higher rated securities and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.



o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for Select Shares of the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


         1995     -    17.74%
         1996     -    12.46%
         1997     -    12.09%
         1998     -     4.49%


Since inception (March 2, 1994), the highest calendar quarter total return for Select Shares of the Fund was 5.46% (quarter ended June 30, 1995) and the lowest calendar quarter total return was (3.45%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON


The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to Select Shares and Advisor Shares, compare with the Merrill Lynch All High Yield Bond Index (the "ML High Yield Index") for the same periods. The average annual total returns are unavailable for the Advisor Shares because these shares have been operating for less than a full calendar year (from May 1, 1998 to December 31, 1998). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                        AVERAGE ANNUAL TOTAL RETURNS

                              1 YEAR                           SINCE INCEPTION
                              ------                           ---------------

Select Shares*                 4.49%                                9.42%

ML High Yield Index            3.66%                                9.15%

*    Commenced operations on March 2, 1994.



FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.70%            0.70%
Distribution (Rule 12b-1) fees (before waivers)(2)............................None             0.25%
Other expenses (before waivers/reimbursements)(3).............................0.17%            0.51%
   Total annual Fund operating expenses (before waivers/reimbursements).......       0.87%            1.46%
Fee waivers(4)................................................................0.03%            0.03%
Net expenses..................................................................0.84%            1.43%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.


(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions

o     the average annual total return was 5%

o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods

o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR      3 YEARS       5 YEARS      10 YEARS
                    ------      -------       -------      --------

Select Shares         $89        $278           $482        $1,073

Advisor Shares       $149        $462           $797        $1,746


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.



                                                           SELECT SHARES
                           ------------------------------------------------------------------------------   ADVISOR SHARES
                                                                                           FOR THE PERIOD   ---------------
                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FROM MARCH 2,    FOR THE PERIOD
                                   ENDED           ENDED           ENDED           ENDED    1994* THROUGH             ENDED
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                    1998            1997            1996            1995             1994              1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $     10.34      $    10.15       $   9.92        $   9.25        $  10.00(d)        $10.34
                           -------------   -------------   -------------   -------------   --------------        ------
  Net investment
    income...............          0.88            0.87           0.89            0.90            0.72             0.60
  Net realized and
    unrealized gain
    (loss)...............         (0.43)           0.31           0.29            0.67           (0.75)           (0.43)
                           -------------   -------------   -------------   -------------   --------------        ------
  Total income from
    investment (loss)
    operations...........          0.45            1.18           1.18            1.57           (0.03)            0.17
                           -------------   -------------   -------------   -------------   --------------        ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............         (0.88)          (0.87)         (0.89)          (0.89)          (0.72)           (0.60)
  Net realized gains.....            --           (0.12)         (0.06)          (0.01)             --               --
                           -------------   -------------   -------------   -------------   --------------        ------
Total dividends and
  distributions..........         (0.88)          (0.99)         (0.95)          (0.90)          (0.72)           (0.60)
                           -------------   -------------   -------------   -------------   --------------        ------
  Net change in net asset
    value per share......         (0.43)           0.19           0.23            0.67           (0.75)           (0.43)
                           -------------   -------------   -------------   -------------   --------------        ------
NET ASSET VALUE, END OF
  PERIOD.................   $      9.91      $    10.34       $  10.15        $   9.92        $   9.25           $ 9.91
                           -------------   -------------   -------------   -------------   --------------        ------
                           -------------   -------------   -------------   -------------   --------------        ------
TOTAL RETURN(a)..........         4.49%          12.09%         12.46%          17.72%           0.27%(b)         0.67%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)...........   $ 1,739,622      $1,346,553       $851,720        $479,090        $222,317           $    7
Ratios to average net
  assets:
  Expenses**.............         0.84%           0.87%          0.98%           1.05%           1.14%(c)         0.93%(c)
  Net investment
    income...............         8.67%           8.46%          8.86%           9.38%           8.97%(c)         9.54%(c)
PORTFOLIO TURNOVER
  RATE...................           36%             47%            41%             34%             42%              36%


                            FOR THE PERIOD***
                                        ENDED
                                 DECEMBER 31,
                                         1997
-------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.37
                                 ------
  Net investment
    income...............          0.32
  Net realized and
    unrealized gain
    (loss)...............          0.09
                                 ------
  Total income from
    investment (loss)
    operations...........          0.41
                                 ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............         (0.32)
  Net realized gains.....         (0.12)
                                 ------
Total dividends and
  distributions..........         (0.44)
                                 ------
  Net change in net asset
    value per share......         (0.03)
                                 ------
NET ASSET VALUE, END OF
  PERIOD.................        $10.34
                                 ------
                                 ------
TOTAL RETURN(a)..........         3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)...........        $   15
Ratios to average net
  assets:
  Expenses**.............         1.03%(c)
  Net investment
    income...............         7.87%(c)
PORTFOLIO TURNOVER
  RATE...................           47%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
***  Sales of Advisor Shares began on August 14, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's primary investment objective is high current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities which have underlying fundamentals that are improving or are sufficiently strong to sustain the issuer.


Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.


The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer or predecessors have been operating in their current form generally for more than one year, though the Fund may invest in securities of issuers having less than one year of operation. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.


The higher yields sought by the Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. See "Risks of Investing in the Funds - High Yield, High Risk Debt Securities" below.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing under normal circumstances, in fixed income securities that are judged by the Adviser to be more creditworthy than generally perceived in the marketplace or issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. In addition, the Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgement of the Adviser, to be improving.

The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization and may be non-performing, in default or arrears. The Adviser will obtain such securities in cases where it believes that capital appreciation may be possible.

Although the Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

                         OFFITBANK EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. An emerging market country is a country that is considered to be an emerging or developing country by the World Bank or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). The Fund attempts to benefit from investment opportunities deriving from long-term improvement in economic and political conditions, and other positive developments and trends in emerging markets countries. In addition, the Fund may invest in Brady Bonds, zero coupon securities, pay-in-kind bonds and discount obligations. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o Although the Fund will generally be invested in at least three different countries, it may invest up to 25% of its total assets in any one country. Concentration in any one country intensifies the international investing risks related to such country.

o All or a substantial portion of the securities purchased by the Fund may be lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


o The Fund is subject to interest rate risk. The Fund's yield will change with changes in interest rates.Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.


o Since the Fund attempts to benefit from investment opportunities derived from long-term improvement in economic and political conditions, and other positive trends and developments in emerging market countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for Select Shares of the Fund for the last four calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


         1995     -    23.38%
         1996     -    26.56%
         1997     -    10.67%
         1998     -   (11.92%)


Since inception (March 8, 1994), the highest calendar quarter total return for Select Shares of the Fund was 17.07% (quarter ended December 31, 1998) and the lowest calendar quarter total return was (25.92%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past one calendar year and since inception, with respect to Select Shares, compare with the Lipper Analytical Emerging Market Debt Fund Objective (the "Lipper Emerging Market Index") and a composite index of 50% J.P. Morgan Emerging Markets Bond Index + 50% J. P. Morgan Latin America Eurobond Index (the "Composite Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                        AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR                    SINCE INCEPTION
                                    ------                    ---------------

Select Shares*                     (11.92%)                        8.16%

Lipper Emerging Market Index       (21.21%)                        5.76%

Composite Index                     (8.51%)                        8.45%


*     Commenced operations on March 8, 1994.

** On March 18, 1999, the Board of Directors of the OFFITBANK Investment Fund, Inc. ratified a change of the Fund's benchmark from the Composite Index to the Lipper Emerging Market Index since the Lipper Emerging Market Index more clearly resembles the Fund's portfolio composition and investment style.

FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.88%           0.88%
Distribution (Rule 12b-1) fees (before waivers)(2)............................None            0.25%
Other expenses (before waivers/reimbursements)(3).............................0.25%           0.50%
   Total annual Fund operating expenses (before waivers/



   reimbursements)............................................................       1.13%            1.63%
Fee waivers (and/or expense reimbursement)(4).................................0.03%            0.03%
Net expenses..................................................................1.10%            1.60%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.


(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.

(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                      1 YEAR      3 YEARS        5 YEARS       10 YEARS
                      ------      -------        -------       --------

Select Shares          $115         $359          $622          $1,375

Advisor Shares         $166         $514          $887          $1,933


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                            SELECT SHARES(d)
                           ----------------------------------------------------------------------------------
                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR       FOR THE PERIOD
                                   ENDED           ENDED           ENDED           ENDED        FROM MARCH 8,
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        1994* THROUGH
                                    1998            1997            1996            1995    DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  10.46        $  11.03        $   9.91        $  8.84            $ 10.00(e)
                           -------------   -------------   -------------   -------------         -------
  Net investment
    income...............         0.99            1.15            1.00           0.90               0.81
  Net realized and
    unrealized gain
    (loss)...............        (2.23)           0.00            1.55           1.07              (1.16)
                           -------------   -------------   -------------   -------------         -------
  Total income (loss)
    from investment
    operations...........        (1.24)           1.15            2.55           1.97              (0.35)
                           -------------   -------------   -------------   -------------         -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.97)          (1.15)          (1.00)         (0.60)             (0.81)
  Excess of net
    investment income....           --           (0.04)             --             --                 --
  Net realized gains.....           --           (0.53)          (0.43)            --                 --
  Excess of realized
    gains................        (0.03)             --              --             --                 --
  Return of capital......        (0.02)             --              --          (0.30)                --
                           -------------   -------------   -------------   -------------         -------
Total dividends and
  distributions..........        (1.02)          (1.72)          (1.43)         (0.90)             (0.81)
                           -------------   -------------   -------------   -------------         -------
  Net change in net asset
    value per share......        (2.26)          (0.57)           1.12           1.07              (1.16)
                           -------------   -------------   -------------   -------------         -------
NET ASSET VALUE, END OF
  PERIOD.................     $   8.20        $  10.46        $  11.03        $  9.91            $  8.84
                           -------------   -------------   -------------   -------------         -------
                           -------------   -------------   -------------   -------------         -------
TOTAL RETURN(a)..........      (11.92%)         10.67%          26.56%         23.38%              (3.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........     $148,908        $210,777        $116,144        $49,250            $28,117
Ratios to average net
  assets:
  Expenses**.............        1.10%           1.29%           1.16%          1.50%              1.50%(c)
  Net investment
    income...............       10.53%           9.49%           9.62%          9.97%             10.39%(c)
PORTFOLIO TURNOVER
  RATE...................          77%            179%            136%            60%                47%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998, there were no Advisor Shares outstanding.
(e)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars.

The Fund seeks to achieve a competitive U.S. dollar total investment return while reducing volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.


An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (i) of an issuer organized or with more than 50% of its business activities in such emerging market country, (ii) denominated in such country's currency or with a primary trading market in such emerging market country, (iii) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (iv) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Risks of Investing in the Funds - Securities of Non-U.S. Issuers" and "Risks of Investing in the Funds - High Yield, High Risk Debt Securities."

Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds - High Yield, High Risk Debt Securities."


The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

The Fund may invest in zero coupon securities and debt securities acquired at a discount. A substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The Fund may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause the Fund to exceed its respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities.

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities derived from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depositary Receipts, European Depositary Receipts and interests in investment companies.

                       OFFITBANK LATIN AMERICA EQUITY FUND

INVESTMENT OBJECTIVES

The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal circumstances, at least 80% of its total assets in equity securities (including depositary receipts and depositary shares) of Latin American issuers (as defined in this Prospectus). The Fund employs a "top down" equity strategy pursuant to which it analyzes broad economic trends and selects investments that it believes will benefit from those trends. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o There is no limit on the amount of the Fund's total assets that may be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks may lead to greater losses in emerging markets.

o The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country. Concentration in any one country intensifies the international investing risks related to such country.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o Since the Fund attempts to benefit from investment opportunities resulting from long-term improvement in economic and political conditions, and other positive trends and developments in Latin American countries, it is intended for long-term investors. You should consider your ability to buy and hold this Fund for the long-term.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for Select Shares of the Fund for the last two calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


         1997     -    24.22%
         1998     -   (46.96%)


Since inception (February 13, 1996), the highest calendar quarter total return for Select Shares of the Fund was 18.04% (quarter ended June 30, 1997) and the lowest calendar quarter total return was (36.11%) (quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception compare with the ING Barings Emerging Markets
- Latin America Equity Index (the "Barings Index") for the same periods. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                  AVERAGE ANNUAL TOTAL RETURNS

                               1 YEAR               SINCE INCEPTION
                               ------               ---------------

Select Shares*                (46.96%)                  (6.87%)

Barings Index                 (35.39%)                  (4.03%)

*    Commenced operations on February 13, 1996.



FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................1.00%            1.00%
Distribution (Rule 12b-1) fees (before waivers)(2)............................None             0.25%
Other expenses (before waivers/reimbursements)(3).............................1.04%            1.29%
   Total annual Fund operating expenses (before waivers/reimbursements).......       2.04%            2.54%
Fee waivers (and/or expense reimbursement)(4).................................0.07%            0.07%
Net expenses..................................................................1.97%            2.47%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.


(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares.

(4)These fees have been waived by the Adviser and/or Administrator as part of a contractural arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR        3 YEARS           5 YEARS         10 YEARS
                      ------        -------           -------         --------


Select Shares          $207           $640            $1,098           $2,369

Advisor Shares         $257           $791            $1,350           $2,875


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Fund share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.



                                                          SELECT SHARES(d)                               ADVISOR SHARES
                                --------------------------------------------------------------------   ------------------
                                      FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD FROM   FOR THE PERIOD ***
                                             ENDED                ENDED           FEBRUARY 13, 1996*                ENDED
                                 DECEMBER 31, 1998    DECEMBER 31, 1997    THROUGH DECEMBER 31, 1996    DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................       $  14.13              $ 11.66                  $ 10.00(e)               $ 15.11
                                     --------              -------                  -------                  -------
  Net investment income
    (loss)....................           0.27                 0.09                     0.20                    (0.21)
  Net realized and unrealized
    gain (loss)...............          (6.82)                2.74                     2.11                    (0.50)
                                     --------              -------                  -------                  -------
  Total income (loss) from
    investment operations.....          (6.55)                2.83                     2.31                    (0.71)
                                     --------              -------                  -------                  -------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment income.......          (0.23)               (0.09)                   (0.20)                   (0.01)
  Excess of net investment
    income....................             --                (0.02)                      --                       --
  Net realized gains..........          (0.01)               (0.25)                   (0.45)                   (0.25)
                                     --------              -------                  -------                  -------
Total dividends and
  distributions...............          (0.24)               (0.36)                   (0.65)                   (0.26)
                                     --------              -------                  -------                  -------
  Net change in net asset
    value per share...........          (6.79)                2.47                     1.66                    (0.97)
                                     --------              -------                  -------                  -------
NET ASSET VALUE, END OF
  PERIOD......................       $   7.34              $ 14.13                  $ 11.66                  $ 14.14
                                     --------              -------                  -------                  -------
                                     --------              -------                  -------                  -------
TOTAL RETURN(a)...............        (46.96%)              24.22%                   23.36%(b)                (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands)............       $ 16,356              $55,034                  $13,308                  $    18
Ratios to average net assets
  Expenses**..................          1.97%                1.60%                    2.00%(c)                 1.73%(c)
  Net investment income
    (loss)....................          2.53%                0.26%                    1.97%(c)                (0.73%)(c)
Portfolio turnover rate.......            53%                  98%                     133%                      98%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
***  Sales of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is capital appreciation. Current income is a secondary objective. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below.

The Fund is actively managed to seek to benefit from investment opportunities derived from long-term improvement in economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.


For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.


The Fund may invest in American Depositary Receipts ("ADRs") or other similar types of receipts or other similar securities, such as American Depositary Shares and Global Depositary Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored

ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.



In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.



The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may invest in certain state-sponsored programs. For example, the governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

The Fund seeks to provide current income as a secondary objective. Up to 20% of the total assets of the Fund may be invested at any one time in debt securities (including convertible debt securities, Brady Bonds and Pay-in-kind bonds) of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Such investments may be non-performing securities or securities in default when purchased. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."

The Fund may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such debt securities do not cause the Fund to exceed its respective investment limitation in debt securities. The pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of Pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue in income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes."

                           OFFITBANK TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to invest the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to achieving the Fund's objective. The Adviser may invest the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities, foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. The Adviser may pursue the Fund's investment objective through investing directly in securities as well as investing in the other OFFITBANK Funds offered in this Prospectus.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o Under normal market conditions, the Fund will be invested in a variety of markets and instruments. However, the Fund may invest without limitation in any of the securities and markets in which it is authorized to invest, and the Fund's portfolio holdings will be concentrated, from time to time, in areas or securities which the Adviser believes to be relatively undervalued. Concentration in any area or security intensifies the risks to the Fund related to such area or security.

o The Fund may invest without limitation in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund may invest without limitation in international securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.

o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o In managing the Fund's assets, the Adviser may invest without limitation in other OFFITBANK Funds. To the extent such a strategy is used, the Fund will be subject to the risks related to such Funds.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.




FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. To the extent that the Fund invests in other OFFITBANK Funds, investors will be exposed to the fees of those underlying funds.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment,


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees..................................................................0.50%            0.50%
Distribution (Rule 12b-1) fees(2)..............................................None             0.25%
Other expenses(3)..............................................................1.45%            1.70%
   Total annual Fund operating expenses........................................      1.95%            2.45%
Fee waivers (and/or expense reimbursement)(4)..................................1.30%            1.30%
Net expenses...................................................................0.65%            1.15%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."



(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since the Fund has not yet commenced investment operations, the amounts set forth above for "Other expenses" are estimates.


(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                  1 Years           3 Years
                                                  -------           -------


Select Shares..................................     $198              $612

Advisor Shares.................................     $248              $764


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The OFFITBANK Total Return Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The investment objective of the Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Fund's objective. At any point in time, the Adviser will deploy the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government Securities (as described below for the U.S. Government Securities
Fund), foreign sovereign and supranational debt obligations, including obligations of emerging market and developing countries, and debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities. To provide the Adviser with flexibility in managing the Fund's assets, the Fund may invest directly in the securities in these market segments or indirectly through investing in other OFFITBANK Funds.

In evaluating proposed investments, the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. Portfolio holdings will be concentrated from time to time in areas of the fixed income markets which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, economic and political factors.

The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including U.S. Government Securities, investment grade fixed income securities (including asset-backed and mortgage-backed securities), high yield securities, international fixed income securities including corporate and sovereign debt instruments of developed and emerging market issuers, convertible securities, loan participations and assignments, certificates of deposit and cash equivalents.

The Fund may invest in any country where the Adviser sees potential investment opportunities, and the percentage of the Fund's assets in any particular country and currency, including U.S. dollars, will vary. In making foreign fixed income investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

The Fund may invest without limit in any of the securities in which it is authorized to invest, including in lower quality and unrated fixed income securities of the type described above for the High Yield Fund. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P, and "Risks of Investing in the Funds-High Yield, High Risk Debt Securities" below. The Fund may also invest without limit in corporate and sovereign debt instruments of the type described for the Emerging Markets Fund, which involve special risks. See "Risks of Investing in the Funds."


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                   OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve a competitive fixed income total return.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal circumstances, at least 75% of its total assets in a wide range of investment grade global debt securities issued anywhere in the world, including the U.S., and denominated in any currency, including U.S. dollars. The debt securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested in below investment grade (i.e., high yield, high risk) debt securities. The Fund may invest in debt securities of any maturity and the interest rates on such securities may be fixed or floating.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o At least 65% of the Fund's total assets will be invested in non-U.S. dollar-denominated securities. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. These types of risks are intensified in emerging markets.


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o The Fund may invest up to 25% of its total assets in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk or default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.

FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select          Advisor
                                                                             Shares         Shares(1)
                                                                             ------         ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.80%            0.80%
Distribution (Rule 12b-1) fees(2).............................................None             0.25%
Other expenses(3).............................................................2.05%            2.30%
   Total annual Fund operating expenses.......................................       2.85%            3.35%
Fee waivers (and/or expense reimbursement)(4).................................1.55%            1.55%
Net expenses..................................................................1.30%            1.80%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."



(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since the Fund has not yet commenced investment operations, the amounts set forth above for "Other expenses" are estimates.

(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year            3 Years
                                ------            -------


Select Shares                    $288               $883

Advisor Shares                   $338             $1,030


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS

The OFFITBANK Investment Grade Global Debt Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund's investment objective is to achieve a competitive fixed income total return combining capital appreciation and current income. The Fund's portfolio will consist primarily of investment grade debt securities issued by issuers located anywhere in the world, including the United States and denominated in any currency, including U.S. dollars. Under normal circumstances, at least 75% of the Fund's total assets will be invested in investment grade debt securities, or if unrated, of comparable quality in the judgment of the Adviser. Up to 25% of the Fund's total assets may be invested in debt securities rated below investment grade, or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated below investment grade are high yield, high risk securities and may include non-performing securities or securities in default. The asset mix will be selected to take advantage of inter- and intra-market yield spreads, market sector opportunities, and potential currency appreciation consistent with the Fund's total investment return objective.

The Fund intends to invest in a wide range of debt securities including, but not limited to, bonds, convertible securities, debentures, notes, commercial paper, mortgage-backed securities, asset-backed securities, loan participations and assignments, certificates of deposit and cash equivalents. The issuers of such securities may be corporations, supranational agencies, or governments, including their political subdivisions, agencies, or instrumentalities. The percentage of the Fund's total assets in any particular currency, including the U.S. dollar, will vary depending upon the economics of the respective countries, trade flows, capital market trends, yield spreads and political risks, among other factors.

Although the Fund is not limited to any region, country or currency, the Adviser currently expects to invest the Fund's assets primarily within the major markets of Europe, Asia, Australia, Canada, Latin America and the United States, and in securities denominated in the currencies of those countries or regions or denominated in multinational currency units such as the European Currency Unit. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the requirement that the Fund may not invest 25% or more of its total assets in obligations issued by the government of any one country, its agencies or instrumentalities (other than the United States), there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars. Under normal circumstances, the Fund will invest at least 65% of its total assets in non-U.S. dollar-denominated securities. The Fund also may invest up to 15% of its total assets in sovereign and corporate debt securities of emerging market countries that are rated below investment grade or if unrated, of comparable quality in the judgment of the Adviser.

The following factors, among others, will be considered by the Adviser in selecting portfolio securities for the Fund: (i) the quality of the debt securities and specifically, whether such securities are rated at least BBB by S&P or D&P, or Baa by Moody's, or if unrated, are of comparable quality as determined by the Adviser (although the Fund may invest up to 25% of its total assets in non-investment grade debt securities); (ii) the yield relative to other debt securities of comparable quality and maturity in the same currency; (iii) the likelihood, in the opinion of the Adviser, that the currencies in which the debt securities are payable will strengthen against other currencies in the intermediate term, taking into account the yield and price of such securities in each particular currency; (iv) the diversification of the portfolio, taking into account the availability in the market of securities of international issuers which meet the Fund's quality, rating, yield and price criteria; and (v) whether any foreign withholding taxes are applicable with respect to the securities. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.


The Fund will purchase securities denominated in the currency of countries where the Adviser believes that the interest rate environment, as well as the general economic climate, provide investment opportunities consistent with the Fund's total investment return objective. Investments are evaluated primarily on the strength of the issuer, the relevant currency and the interest rate climate of the particular country. Currency is judged on the basis of fundamental economic criteria (e.g., inflation levels and trends, growth rate forecasts, balance of payment status and economic policies) as well as technical and political data. In addition, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                        OFFITBANK GLOBAL CONVERTIBLE FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. In evaluating investments, the Adviser will consider factors such as the growth potential of various economies and securities markets, currency and taxation factors, and financial, social, national and political factors. The Fund may invest anywhere in the world, including the United States, and its investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o Under normal circumstances, at least 65% of the Fund's total assets will be invested in traditional convertible securities and up to 35% of the Fund's total assets may be invested in "synthetic" convertible securities. Investment by the Fund in such securities involves interest rate risk because the value of a convertible security is influenced by changes in interest rates and market risk because the conversion value of a convertible security is influenced by changes in the market price of the underlying stock.


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in securities issued by a small number of companies. This makes the Fund more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

o The Fund may invest all or a substantial portion of its total assets in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.


o Because the Fund's investments may be denominated in currencies other than the U.S. dollar, investors may be subject to currency risks. For example, Fund investors may suffer losses when currency exchange rates fluctuate. In addition, Fund investors may suffer losses when significant devaluations occur in non-U.S. currencies.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.

PRIOR PERFORMANCE

No prior performance is available as the Fund has not yet commenced investment operations.




FFES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select          Advisor
                                                                             Shares         Shares(1)
                                                                             ------         ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                      None             None
Maximum deferred sales charge                                                  None             None
Maximum sales charge imposed on reinvested dividends                           None             None
Redemption Fee                                                                 None             None
Exchange Fee                                                                   None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees..................................................................0.90%            0.90%
Distribution  (Rule 12b-1) fees(2).............................................None             0.25%
Other expenses(3)..............................................................2.05%            2.30%
   Total annual Fund operating expenses........................................      2.95%            3.45%
Fee waivers (and/or expense reimbursement)(4)..................................1.45%            1.45%
Net expenses...................................................................1.50%            2.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."



(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since the Fund has not yet commenced investment operations, the amounts set forth above for "Other expenses" are estimates.

(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                  1 Year            3 Years
                                                  ------            -------


Select Shares...................................   $298               $913

Advisor Shares..................................   $348             $1,059


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The OFFITBANK Global Convertible Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The investment objective of the Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an international portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% in synthetic convertible securities. All or a portion of the Fund's total assets may be invested in below investment grade debt securities. Under normal circumstances, the Fund will be invested in at least three different countries, one of which may be the United States. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. The Fund's investments may be denominated in any currency, including U.S. dollars.

In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Risks of Investing in the Funds-Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

The Adviser believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risk of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, or currencies of Pacific Basin or Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, or Pacific Basin or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

Under normal circumstances, the Fund may invest up to 20% of its assets in other types of securities, including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                    OFFITBANK U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective through the active management of portfolio duration and sector allocation and by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined in this Prospectus). In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Rating Group or Duff & Phelps Credit Rating Co., or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by the agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS


o     Investors may lose money.




o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last calendar year. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -     9.82%


Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 6.26% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (0.10%) (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch 5 Year U.S. Treasury Index (the "ML Treasury Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                            Average Annual Total Returns
                                        1 Year                Since Inception
                                        ------                ---------------

Select Shares*........................    9.82%                    9.76%
ML Treasury Index.....................    9.81%                   10.15%

*    Commenced operations on July 1, 1997.

FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select          Advisor
                                                                             Shares         Shares(1)
                                                                             ------         ---------

SHAREHOLDER FEES (fees paid directly from your investment, shown as a percentage of average net assets)

Maximum sales charge imposed on purchases                                     None            None
Maximum deferred sales charge                                                 None            None
Maximum sales charge imposed on reinvested dividends                          None            None
Redemption Fee                                                                None            None
Exchange Fee                                                                  None            None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.35%            0.35%
Distribution (Rule 12b-1) fees(2).............................................None             0.25%
Other expenses(3).............................................................0.25%            0.50%
   Total annual Fund operating expenses.......................................       0.60%            1.10%
Fee waivers (and/or expense reimbursement)(4).................................0.10%            0.10%
Net expenses..................................................................0.50%            1.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.


(4)These fees have been waived by the Adviser as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR        3 YEARS         5 YEARS       10 YEARS
                         ------        -------         -------       --------


Select Shares              $61           $192           $335            $750

Advisor Shares            $112           $350           $606          $1,340


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for the period prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                       FOR THE PERIOD FROM
                                           FOR THE YEAR ENDED                JULY 1, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.17                   $10.00(e)
                                                -------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................           0.50                     0.27
  Net realized and unrealized gains.....           0.48                     0.19
                                                -------                   ------
  Total income from investment
    operations..........................           0.98                     0.46
                                                -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.50)                   (0.27)
  Excess of net investment income.......             --                    (0.01)
  Net realized gains....................          (0.19)                   (0.01)
                                                -------                   ------
Total dividends and distributions.......          (0.69)                   (0.29)
                                                -------                   ------
  Net change in net asset value per
    share...............................           0.29                     0.17
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD..........        $ 10.46                   $10.17
                                                -------                   ------
                                                -------                   ------
TOTAL RETURN(a).........................          9.82%                    4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $39,359                   $3,955
Ratios to average net assets:
  Expenses**............................          0.50%                    0.50%(c)
  Net investment income.................          4.59%                    5.32%(c)
PORTFOLIO TURNOVER RATE.................           423%                     153%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund's investment objective is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities (as defined below). In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom, and in other fixed income securities as described below. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (i) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (ii) obligations, including mortgage-backed securities, issued or guaranteed by agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "U.S. Government Securities").

The agencies and instrumentalities that issue U.S. Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping." The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. See "Non-Primary Investment Strategies and Related Risks-Zero Coupon Securities, Pay-in-Kind Bonds and Discount Obligations" in the Statement of Additional Information.

At any given time, there is a relationship between the yield of a particular U.S. Government Security and its maturity. This is called the "yield curve." Since U.S. Government Securities are assumed to have relatively low credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted." Even when the yield curve is "normal" (i.e., has a positive slope), the relationship between yield and maturity for some U.S. Government stripped securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding.

U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. Any guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-related (including mortgage-backed) securities, representing participation interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. As described below with respect to the Mortgage Securities Fund, mortgaged-backed securities generally provide monthly payments which are, in effect, a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The yield on mortgage-backed securities is based on the prepayment rates experienced over the life of the security, which tend to increase during periods of falling interest rates. The Fund may also invest in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through certificates. Only CMOs issued or guaranteed by agencies or instrumentalities of the U.S. Government will be included for purposes of the Fund's policy of investing 80% of its assets in U.S. Government Securities. For a further description of CMOs, see the Mortgage Securities Fund below.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Adviser seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investments reflects the Adviser's view of relative value within and among market sectors. The Adviser manages duration and maturity to take advantage of interest rates and yield curve trends.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or D&P, or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The obligations of foreign governmental entities and supranational issuers have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

                       OFFITBANK MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of investment grade or comparable mortgage-related securities issued by U.S. entities. The Fund will invest primarily in mortgage-related securities representing interests in residential property, adjustable rate and derivative multiclass mortgage securities and collateralized mortgage obligations issued by U.S. entities. Up to 20% of the Fund's assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future. The Fund is not limited with regard to the maturities of the securities in which it may invest.


PRINCIPAL RISK FACTORS


o     Investors may lose money.

o A substantial portion of the securities purchased by the Fund may be mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes.


o Under normal circumstances at least 80% of the Fund's net assets will be invested in mortgage related securities issued by U.S. entities, which are inversely affected by changes in interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates).


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.


o Stripped mortgage securities or derivative multiclass mortgage securities have greater volatility than other types of mortgage securities and are extremely sensitive to changes in interest rates and prepayments.

o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last calendar year. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -     7.26%


Since inception (July 1, 1997), the highest calendar quarter total return for Select Shares of the Fund was 2.95% (quarter ended September 30, 1998) and the lowest calendar quarter total return was 0.63% (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Merrill Lynch Mortgage Master Index (the "ML Master Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                               Average Annual Total Returns
                                           1 Year              Since Inception
                                           ------              ---------------

Select Shares*............................  7.26%                   8.30%
ML Master Index...........................  7.19%                   8.20%

*    Commenced operations on July 1, 1997.

FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.35%            0.35%
Distribution (Rule 12b-1) fees(2).............................................None             0.25%
Other expenses(3).............................................................0.48%            0.73%
   Total annual Fund operating expenses.......................................0.83%            1.33%
Fee waivers (and/or expense reimbursement)(4).................................0.33%            0.33%
Net expenses..................................................................0.50%            1.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.


(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions

o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR          3 YEARS        5 YEARS       10 YEARS
                         ------          -------        -------       --------


Select Shares              $85             $265          $460          $1,025

Advisor Shares            $135             $421          $729          $1,601


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for the period prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                            FOR THE PERIOD
                                           FOR THE YEAR ENDED                JULY 1, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.17                   $ 10.00(e)
                                                -------                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................           0.58                      0.29
  Net realized and unrealized gains.....           0.14                      0.22
                                                -------                   -------
  Total income from investment
    operations..........................           0.72                      0.51
                                                -------                   -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.58)                    (0.29)
  Excess of net investment income.......          (0.01)                    (0.01)
  Net realized gains....................          (0.02)                    (0.04)
                                                -------                   -------
  Total dividends and distributions.....          (0.61)                    (0.34)
                                                -------                   -------
  Net change in net asset value per
    share...............................           0.11                      0.17
                                                -------                   -------
NET ASSET VALUE, END OF PERIOD..........        $ 10.28                   $ 10.17
                                                -------                   -------
                                                -------                   -------
TOTAL RETURN(a).........................          7.26%                     5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $54,461                   $17,037
Ratios to average net assets:
  Expenses**............................          0.50%                     0.50%(c)
  Net investment income.................          5.72%                     5.77%(c)
PORTFOLIO TURNOVER RATE.................            78%                       81%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of the value of its assets in a portfolio of investment grade or comparable mortgage-related securities.

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, CMOs and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (ii) and (iii) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

The Fund may invest in CMOs issued by U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payment of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated investment grade by S&P, Moody's or D&P will be deemed of comparable quality by the Adviser, including: mortgage related securities of issuers in Canada, Denmark, the United Kingdom or other countries which may develop mortgage securities markets in the future; debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.


The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most of the Fund's investments may be made in the United States and denominated in U.S. dollars. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Adviser's choice to employ a temporary defensive investment strategy may prevent the Fund from achieving its investment objective.

ADDITIONAL STRATEGIES

The Fund may also invest in commercial mortgage-related securities, which are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.

Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

                       OFFITBANK CALIFORNIA MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes, and at least 80% of its total assets in obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund seeks to increase income and preserve or enhance total return by actively managing the average maturity of the Fund's investments in light of market conditions and trends. The Fund's dollar weighted average maturity is not expected to exceed ten years.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (California) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.



o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.




For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last calendar year. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -   6.14%


Since inception (April 2, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.43% (quarter ended September 30, 1998) and the lowest calendar quarter total return was 0.43% (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                         Average Annual Total Returns
                                       1 Year                Since Inception
                                       ------                ---------------

Select Shares*.....................     6.14%                    7.63%

Lehman Index.......................     5.84%                    7.04%

*    Commenced operations on April 2, 1997.



FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.35%            0.35%
Distribution (Rule 12b-1) fees(2).............................................None             0.25%



Other expenses(3).............................................................1.06%            1.31%
   Total annual Fund operating expenses.......................................       1.41%            1.91%
Fee waivers (and/or expense reimbursement)(4).................................0.91%            0.91%
Net expenses..................................................................0.50%            1.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.


(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                       1 YEAR       3 YEARS          5 YEARS          10 YEARS
                       ------       -------          -------          --------


Select Shares           $144          $446             $771            $1,691

Advisor Shares          $194          $600           $1,032            $2,233

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for the period prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                       FOR THE PERIOD FROM
                                           FOR THE YEAR ENDED               APRIL 2, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.37                   $10.00(e)
                                                -------                   ------
  Net investment income.................           0.40                     0.33
  Net realized and unrealized gains.....           0.22                     0.38
                                                -------                   ------
  Total income from investment
    operations..........................           0.62                     0.71
                                                -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.40)                   (0.33)
  Excess of net investment income.......          (0.01)                      --
  Net realized gains....................          (0.04)                   (0.01)
                                                -------                   ------
Total dividends and distributions.......          (0.45)                   (0.34)
                                                -------                   ------
  Net change in net asset value per
    share...............................           0.17                     0.37
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD..........        $ 10.54                   $10.37
                                                -------                   ------
                                                -------                   ------
TOTAL RETURN(a).........................          6.14%                    7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $11,066                   $4,792
Ratios to average net assets:
  Expenses**............................          0.50%                    0.50%(c)
  Net investment income.................          3.87%                    4.15%(c)
PORTFOLIO TURNOVER RATE.................            51%                      41%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

                        OFFITBANK NEW YORK MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal circumstances, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.


PRINCIPAL RISK FACTORS


o     Investors may lose money.


o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o Because the Fund invests primarily in obligations issued by a single state (New York) and such state's various subdivisions, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.



o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.


o The Fund is subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to interest rate changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURNS

The bar chart below shows the annual total returns for Select Shares of the Fund for the last three calendar years. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is not necessarily an indicator of how the Fund will perform in the future.


         1996     -   3.72%
         1997     -   7.84%
         1998     -   6.03%


Since inception (April 3, 1995), the highest calendar quarter total return for Select Shares of the Fund was 2.94% (quarter ended September 30, 1998) and the lowest calendar quarter total return was (0.59%) (quarter ended March 31, 1996).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                        Average Annual Total Returns
                                      1 Year                Since Inception
                                      ------                ---------------

Select Shares*....................     6.03%                     6.86%

Lehman Index......................     5.84%                     6.34%

*    Commenced operations on April 3, 1995.




FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment)


Maximum sales charge imposed on purchases                                     None             None

Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.35%            0.35%
Distribution  (Rule 12b-1) fees(2)............................................None             0.25%
Other expenses(3).............................................................0.35%            0.60%
   Total annual Fund operating expenses.......................................       0.70%            1.20%
Fee waivers (and/or expense reimbursement)(4).................................0.20%            0.20%
Net expenses..................................................................0.50%            1.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.


(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR        3 YEARS          5 YEARS        10 YEARS
                      ------        -------          -------        --------


Select Shares           $72           $224            $390             $871

Advisor Shares         $122           $381            $660           $1,455


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for years prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                                    SELECT SHARES(d)
                                -----------------------------------------------------------------------------------------
                                      FOR THE YEAR         FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD FROM
                                             ENDED                ENDED                ENDED               APRIL 3, 1995*
                                 DECEMBER 31, 1998    DECEMBER 31, 1997    DECEMBER 31, 1996    THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................        $ 10.69              $ 10.40              $ 10.47                  $ 10.00(e)
                                      -------              -------              -------                  -------
  Net investment income.......           0.44                 0.46                 0.44                     0.33
  Net realized and unrealized
    gain (loss)...............           0.19                 0.34                (0.06)                    0.47
                                      -------              -------              -------                  -------
  Total income from investment
    operations................           0.63                 0.80                 0.38                     0.80
                                      -------              -------              -------                  -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income.......          (0.44)               (0.46)               (0.44)                   (0.32)
  Net realized gains..........          (0.06)               (0.05)               (0.01)                   (0.01)
                                      -------              -------              -------                  -------
Total dividends and
  distributions...............          (0.50)               (0.51)               (0.45)                   (0.33)
                                      -------              -------              -------                  -------
  Net change in net asset
    value per share...........           0.13                 0.29                (0.07)                    0.47
                                      -------              -------              -------                  -------
NET ASSET VALUE, END OF
  PERIOD......................        $ 10.82              $ 10.69              $ 10.40                  $ 10.47
                                      -------              -------              -------                  -------
                                      -------              -------              -------                  -------
TOTAL RETURN(a)...............          6.03%                7.84%                3.72%                    8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands)............        $67,793              $42,046              $20,158                  $12,516
Ratios to average net assets:
  Expenses**..................          0.50%                0.50%                0.55%                    0.54%(c)
  Net investment income.......          4.08%                4.22%                4.28%                    4.20%(c)
PORTFOLIO TURNOVER RATE.......           132%                 144%                  33%                      35%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

                        OFFITBANK NATIONAL MUNICIPAL FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in taxable obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax. The Fund's dollar weighted average maturity is not expected to exceed ten years.

PRINCIPAL RISK FACTORS


o     Investors may lose money.


o To the extent that the Fund deviates from its principal investment strategies, either as a result of the unavailability of suitable tax-exempt obligations or for other defensive purposes, its investment objective may not be achieved.

o The Fund is subject to income risk, which is the possibility that the Fund's dividends (income) will decline due to falling interest rates.


o The Fund's subject to interest rate risk. Rising interest rates cause the prices of debt securities to decrease and falling rates cause the prices of debt securities to increase. Securities with longer maturities can be more sensitive to changes. In effect, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price.


o The Fund is subject to prepayment risk, which is the risk that a debt security may be paid off and proceeds must be reinvested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rates.

o The Fund is subject to credit risk, which is the risk that the issuer of a security will fail to repay interest and principal in a timely manner.



o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o The Fund may invest up to 20% of its total assets at the time of purchase (but never more than 35% of its total net assets) in lower rated or unrated debt securities (i.e., high yield, high risk debt securities). High yield, high risk debt securities have a higher risk of default in the payment of interest and principal and are subject to significant changes in price. Investment by the Fund in such securities involves a high degree of credit risk and such securities are regarded as speculative by the major rating agencies.

o The Fund is a "non-diversified" mutual fund. This permits the Fund to invest most of its assets in the securities of a small number of issuers. This makes the Fund more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence.


For more detail on the principal risks summarized here, please see "Risks of Investing in the Funds" herein.


PRIOR PERFORMANCE

ANNUAL TOTAL RETURN


The bar chart below shows the annual total return for Select Shares of the Fund for the last calendar year. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance over time. Past performance is not necessarily an indicator of how the Fund will perform in the future.

         1998     -   6.91%


Since inception (October 20, 1997), the highest calendar quarter total return for Select Shares of the Fund was 3.17% (quarter ended September 30, 1998) and the lowest calendar quarter total return was 0.75% (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON

The table below shows how the Fund's average annual total returns for the past calendar year and since inception, with respect to Select Shares, compare with the Lehman Brothers 5 Year Municipal Bond Index (the "Lehman Index") for the same periods. No prior performance is available for Advisor Shares of the Fund as Advisor Shares have not yet commenced investment operations. The table provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with that of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                            Average Annual Total Returns
                                         1 Year                Since Inception
                                         ------                ---------------

Select Shares*.......................    6.91%                    8.13%
Lehman Index.........................    5.84%                    6.38%


*    Commenced operations on October 20, 1997.

FEES AND EXPENSES OF THE FUND


Fund investors pay various expenses, either directly or indirectly. The purpose of the following table and example is to describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                             Select           Advisor
                                                                             Shares          Shares(1)
                                                                             ------          ---------


SHAREHOLDER FEES (fees paid directly from your investment

Maximum sales charge imposed on purchases                                     None             None
Maximum deferred sales charge                                                 None             None
Maximum sales charge imposed on reinvested dividends                          None             None
Redemption Fee                                                                None             None
Exchange Fee                                                                  None             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, shown as a percentage of average net assets)


Advisory fees.................................................................0.35%            0.35%
Distribution  (Rule 12b-1) fees(2)............................................0.25%            0.25%
Other expenses(3).............................................................None             1.00%
Total annual Fund operating expenses..........................................       1.10%            1.60%
Fee waivers (and/or expense reimbursement)(4).................................0.60%            0.60%
Net expenses..................................................................0.50%            1.00%


(1)The Company's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2)The Rule 12b-1 fees for Advisor Shares of the Fund are being waived indefinitely. This waiver may be terminated at any time without shareholder approval at the option of the Distributor.

(3)"Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Select and Advisor Shares. Since Advisor Shares of the Fund have not yet commenced investment operations, the amount set forth above for "Other expenses" for Advisor Shares is an estimate.


(4)These fees have been waived by the Adviser and/or Administrator as part of a contractual arrangement with the Company.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions
o     the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" in the "Gross Expenses" columns for Select and Advisor Shares remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                       1 YEAR        3 YEARS         5 YEARS          10 YEARS
                       ------        -------         -------          --------


Select Shares           $112           $350           $606             $1,340

Advisor Shares          $163           $505           $871             $1,900


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the periods presented. This information reflects financial results for a single Select Share of the Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in Select Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, is included in the Company's Annual Report dated December 31, 1998, which is available without charge upon request. The financial statements for the Fund for the period prior to December 31, 1998 were audited by PricewaterhouseCoopers LLP, whose report expressed an unqualified opinion on those statements.

Advisor Shares of the Fund had not commenced investment operations as of April 30, 1999, therefore no financial highlights information is available for such shares.



                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                            FOR THE PERIOD
                                           FOR THE YEAR ENDED            OCTOBER 20, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.19                   $ 10.00(e)
                                                -------                   -------
  Net investment income.................           0.40                      0.08
  Net realized and unrealized gains.....           0.29                      0.19
                                                -------                   -------
  Total income from investment
    operations..........................           0.69                      0.27
                                                -------                   -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.40)                    (0.08)
  Net realized gains....................          (0.05)                       --
                                                -------                   -------
  Total dividends and distributions.....          (0.45)                    (0.08)
                                                -------                   -------
  Net change in net asset value per
    share...............................           0.24                      0.19
                                                -------                   -------
NET ASSET VALUE, END OF PERIOD..........        $ 10.43                   $ 10.19
                                                -------                   -------
                                                -------                   -------
TOTAL RETURN(a).........................          6.91%                     2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $29.735                  $ 2,805
Ratios to average net assets:
  Expenses**............................          0.50%                     0.50%(c)
  Net investment income.................          3.90%                     3.95%(c)
PORTFOLIO TURNOVER RATE.................           226%                       46%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE CALIFORNIA, NEW YORK, AND NATIONAL MUNICIPAL FUNDS



The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. "Municipal Securities" as used in this Prospectus shall be used as a general reference to California and New York Municipal Securities.

The National Municipal Fund's investment objective is to maximize total after-tax return, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from regular federal income taxes ("Municipal Securities"). Municipal Securities are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. See "Taxes". (Unless specifically referring to California Municipal Securities or New York Municipal Securities (as these terms are defined below), the term "Municipal Securities" shall be used as a general reference to Municipal, California Municipal and New York Municipal Securities.)

Each such Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by S&P or by Fitch Investors Service, Inc. ("Fitch"), or Aa or better by Moody's or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than 35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Risks of Investing in the Funds-High Yield, High Risk Debt Securities."

Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

Each such Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each such Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.


Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The types of Municipal Securities in which each such Fund may invest include the following:

Municipal Bonds. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds Municipal bonds that may be purchased by the Funds include, but are not limited to:

Moral Obligation Securities. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

Insured Bonds. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private
(non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

Resource Recovery Bonds. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Municipal Notes. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

Tax Anticipation Notes. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Bond Anticipation Notes. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs may be general obligations of the issuer.

Floating or Variable Rate Obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Custodial Receipts or Certificates. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Municipal Lease Obligations. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be canceled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

Variable Rate Auction Securities and Inverse Floaters. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

Municipal Commercial Paper. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

From time to time, each such Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (i.e., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Risks of Investing in the Funds-Municipal Securities" in this Prospectus, and "Appendix A: Special Factors Affecting the California Municipal Fund" and "Appendix B: Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

Other Permitted Investments. Each such Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California Municipal Securities or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

Each Fund may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for municipal securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by a Fund will be taxable as ordinary income when distributed. In


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addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

To the extent that the Funds deviate from their investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, their investment objectives may not be achieved.



RISKS OF INVESTING IN THE FUNDS

GENERAL

Each Fund's NAV will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (i) interest rate movements and, for debt securities, their duration,
(ii) changes in the actual and perceived creditworthiness of the issuers of such securities, (iii) changes in any applicable foreign currency exchange rates,
(iv) social, economic or political factors, (v) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(vi) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.

SECURITIES OF NON-U.S. ISSUERS

Each of the Funds (other than the Municipal Funds) may invest all or some portion of its assets in securities of non-U.S. issuers. You should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets or Total Return Funds may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent the Fund concentrates its investments in only a few countries, it may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.

Social, Political and Economic Factors. Many countries in which the High Yield, Emerging Markets, Latin America Equity, Total Return, Global Debt and Global Convertible Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.


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Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment And Repatriation Restrictions. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.


The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and net capital gain within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes" below.


Currency Fluctuations. To the extent that a Fund invests in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar


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value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and you should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Euro Risk. The securities of European issuers may be adversely affected by the introduction of the new European common currency, the euro. On January 1, 1999, eleven of the fifteen member countries of the European Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain) adopted the euro as their common legal currency. Consequently, some European holdings of the Funds, particularly government securities, will be redenominated in euros. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings of the Funds will be valued in euros. This will not affect the investment value of the Funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire and other European currencies are currently converted at the prevailing exchange rates. However, the Funds' service providers, as well as businesses in Europe, may incur increased costs to conduct transactions in their former currencies during the transition to the euro, and be compelled to allot capital resources to update information systems necessary for the euro conversion.

Upon the euro's introduction, the participating countries ceased to retain control of their respective monetary policies and agreed to follow a single monetary policy established by the European Central Bank. For participating countries, adopting the same monetary policy, regardless of the conditions of their domestic economies, could have a negative impact on those economies. Some of the economic criteria for the participating countries include the following: a sustainable budget deficit less than 3% of Gross Domestic Product (GDP), public debt less than 60% of GDP, low inflation and interest rates and no currency devaluations within two years of application. Some of the original participating countries are not fully compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the European Monetary Union, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been


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resistance to some of the more stringent terms. Therefore, it is unclear whether complete economic and monetary convergence will be attained as planned.

Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.


Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.


Many companies traded on securities markets in foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experience rapid increases in their money supplies and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition,


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securities settlements and clearance procedures in certain countries, and, in
Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and therefore no return is earned. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Funds, to the extent they invest outside the U.S., to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission ("SEC") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation


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

accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES

General. The High Yield, Emerging Markets, Total Return and Global Convertible Funds may invest all or substantially all of their respective assets, the Global Debt Fund may invest up to 25% of its total assets and the Latin America Equity and the Municipal Funds may invest up to 20% of their total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or D by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such


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valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. You should be aware, however, that they are subject to certain limitations. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

Fixed Income Debt Securities. Each of the Funds (other than the Municipal Funds) may invest in fixed income debt securities. Changes in market yields will affect a Fund's NAV as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Corporate issuers of securities valued below investment grade and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

Sovereign Debt Securities. Each of the Funds (other than the Municipal Funds) may invest in sovereign debt securities. Investing in sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries, including developing or emerging countries such as those in Latin America, that issue the


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securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Emerging and developing countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.


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Sovereign obligors in developing and emerging countries, including those in
Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

MUNICIPAL SECURITIES

Concentration. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.

California Issuers. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Appendix A: Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.

New York Issuers. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity


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could be adversely affected. See "Appendix B: Special Factors Affecting the New
York Municipal Fund" in the Statement of Additional Information for further information.

Liquidity. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

Callable Securities. Certain tax exempt securities which may be held by each such Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Investment Objectives and Policies" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

Taxes. All or a portion of each Municipal Fund's dividends may be subject to alternative minimum tax and the National Municipal Fund's dividends may be subject to state or local taxation. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Code relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes" below.

CONVERTIBLE SECURITIES

General. Each Fund (other than the U.S. Government Securities Fund, the Mortgage Securities Fund and the Municipal Funds) may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

Synthetic Convertible Securities. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect to securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion.

NON-DIVERSIFIED FUNDS

Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

A Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by

CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid assets to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.


To the extent a Fund conducts Hedging and Derivatives outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.


The Funds will not be obligated to pursue any of the Hedging and Derivatives strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Funds' ability to pursue certain of these strategies may be limited by current economic conditions, the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the SEC, the CFTC, the Code or their investment objectives and policies, the Funds may utilize, without limitation, Hedging and Derivatives.

A detailed discussion of various Hedging and Derivatives including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions appears in Appendix B. Risks associated with Hedging and Derivatives are also described in Appendix B to this Prospectus.


YEAR 2000

Like other mutual funds, the Funds could be adversely affected if the computer systems used by their service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Funds that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Funds or their shareholders.


In addition, problems processing year 2000 data could also have adverse effects on the computer systems of the issuers or entities that comprise the Fund's portfolio securities. If such issuers or entities are unable to properly address the year 2000 problem, then it could have an adverse effect on the operations of such issuers, which, in turn, could result in a drop in market value for the securities and a loss for the Fund. This problem may exist to a greater degree with respect to investments by the Fund in the securities of non-U.S. issuers. Generally, non-U.S. issuers have not devoted the resources necessary to properly address the year 2000 problem. Therefore, the problems noted above for domestic issuers of securities held by the Fund is likely to be exacerbated for the securities of non-U.S. issuers.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The OFFITBANK Investment Fund, Inc. (the "Company") receives investment advisory services from OFFITBANK, whose principal address is 520 Madison Avenue, New York, New York 10022 (the "Adviser" or "OFFITBANK"). OFFITBANK manages each Fund's business and investment activities, subject to the authority of the Company's Board of Directors. OFFITBANK's principal business is providing discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of investments in the major capital markets of the world. OFFITBANK currently manages approximately $10.8 billion in assets and serves as investment adviser to twenty registered investment company portfolios.

Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1983. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Emerging Markets Fund. Dr. Mathai-Davis is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1986. Mr. Johnston is a Managing Director of OFFITBANK and has been director of OFFITBANK's Latin American investments since 1991. Mr. Johnston also serves as the portfolio manager for the Latin America Equity Fund. Dr. Mathai-Davis will also serve as portfolio manager of the Global Convertible Fund. Jack Burks serves as the portfolio manager of the U.S. Government Securities and Mortgage Securities Funds and will also serve as portfolio manager of the Total Return and Investment Grade Global Debt Funds. Mr. Burks is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1985. Carolyn N. Dolan serves as the portfolio manager for the New York Municipal Fund. Ms. Dolan has been associated with OFFITBANK since 1983, with responsibilities for OFFITBANK's tax sensitive and cross market portfolios. Michael Pietronico serves as the portfolio manager for the National Municipal Fund. Mr. Pietronico has been associated with OFFITBANK since 1992 and specializes in municipal securities. John H. Haldeman, Jr. serves as the portfolio manager of the California Municipal Fund. Mr. Haldeman is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1988, with responsibilities in fixed income portfolio management, specializing in municipal securities.


For the fiscal year ended December 31, 1998, OFFITBANK received the following fees, after waivers and reimbursements, as a percentage of the followingactive Fund's average net assets: High Yield Fund .70%, Emerging Market Fund .88%, Latin America Equity Fund 1.00%, U.S. Government Securities Fund .00%, Mortgage Securities Fund .08%, California

Municipal Fund .00%, New York Municipal Fund .20% and National Municipal Fund
 .00%.


The following chart shows the Company's other service providers and includes their addresses and principal activities.

                               ------------------
                                  SHAREHOLDERS
                               ------------------
                                          |
Distribution and                          |
Shareholder          |------------------------------------------
Services             |                    |                     |
                     |                    |                     |
  ------------------------------------    |       -----------------------------
         PRINCIPAL DISTRIBUTOR            |              TRANSFER AGENT
                                          |
     OFFIT Funds Distributor, Inc.        |                 PFPC Inc.
  Four Falls Corporate Center, 6th Fl. ---|------     400 Bellevue Parkway
   West Conshohocken, PA  19428-2961      |          Wilmington, DE  19809
                                          |
     Distributes Select Shares and        |       Handles shareholder services,
contracts with Shareholders Servicing     |       including recordkeeping and
Agents who distribute and redeem Advisor  |       statements, distribution of
Shares and provide various services to    |       dividends and processing of
beneficial owners of Advisor Shares.      |         buy and sell requests.
  ------------------------------------    |       -----------------------------
                                          |
Asset                                     |
Management                                |
                                          |
     -------------------------------      | ------------------------------------
            INVESTMENT ADVISER            |             CUSTODIANS
                                          |
                OFFITBANK                 |        The Bank of New York
           520 Madison Avenue        -----|              ("BONY")
           New York,  NY  10022           |        90 Washington Street
                                          |        New York,  NY  10286
                                          |
                                          |  The Chase Manhattan Bank ("Chase")
                                          |        4 MetroTech Center
                                          |        Brooklyn, NY 11245
     Manages the Funds' business and      |
          investment activities.          | Chase serves as custodian of the
     -------------------------------      | assets of the Emerging Markets and
                                          | Latin American Equity Funds. BONY
                                          | serves as custodian of the assets
                                          |    of the remaining Funds. The
                                          |  custodians settle all portfolio
                                          |  trades and collect most of the
                                          |    valuation data required for
                                          |  calculating the Funds' net asset
                                          |         value ("NAV")
                                          | ------------------------------------
Fund                                      |                   |
Operations                                |                   |
                                          |                   |
   -------------------------------------  |                   |
         ADMINISTRATOR AND FUND           |                   |
            ACCOUNTING AGENT              |                   |
                                          |                   |
                PFPC Inc.                 |                   |
          400 Bellevue Parkway            |                   |
          Wilmington, DE  19809         --|-------------------
                                          |
   Provides facilities, equipment and     |
   personnel to carry out administrative  |
     services related to the Fund and     |
   calculates the Funds' NAV, dividends   |
              and distributions.          |
   -------------------------------------  |
                                          |
                        --------------------------------
                               BOARD OF DIRECTORS

                        Supervises the Funds' activities
                        --------------------------------


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

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of the Funds are priced at their net asset value ("NAV"). The NAV of each Fund is calculated as follows:

                         Value of Assets Attributable to a Class
            NAV =      - Value of Liabilities Attributable to the same Class
                         ----------------------------------------------------
                         Number of Outstanding Shares of the Class

Each Fund's NAV is calculated once daily at 4:00 p.m. Eastern Time, Monday through Friday each day the New York Stock Exchange (the "Exchange") is open. Each Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form. Fund shares will not be priced on the following days the Exchange is closed:


      Good Friday                         Friday, April 2, 1999
      Memorial Day (observed)             Monday, May 31, 1999
      Independence Day (observed)         Monday, July 5, 1999
      Labor Day                           Monday, September 6, 1999
      Thanksgiving Day                    Thursday, November 25, 1999
      Christmas Day (observed)            Friday, December 24, 1999
      New Year's Day (observed)           Friday, December 31, 1999
      Martin Luther King, Jr. Day         Monday, January 17, 2000
      Presidents' Day                     Monday, February 15, 2000


Foreign and domestic equity securities held by a Fund are valued using the closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. If the last sale price is unavailable, the last available quote or last bid price is normally used. Debt securities held by a Fund generally are valued based on quoted bid prices. Short term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. If market quotations are unavailable or if an event occurs after the close of an exchange that is expected to materially affect the value of a security held by the Fund, securities and other assets will be valued at fair value as determined in good faith by the Adviser according to procedures adopted by the Company's Board of Directors.

If a Fund holds foreign equity securities, the calculation of that Fund's NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Additionally, if the foreign equity securities held by a Fund trade on days when that Fund does not price its shares, the NAV of the Fund's shares may change when shareholders will not be able to purchase or redeem the Fund's shares.

PURCHASE OF FUND SHARES

SELECT SHARES

You may purchase Select Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records, which will show all of your transactions and the balance of the shares you own. You can only purchase Select Shares of each Fund on days the Exchange is open and through the means described below.

Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check ($250,000 minimum) payable to The OFFITBANK Investment Fund, Inc.:

The OFFITBANK Investment Fund, Inc.
c/o PFPC Inc.
P.O. Box 8701
Wilmington, DE 19899

The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company. No third party endorsed checks or foreign checks will be accepted.

Initial Investment By Wire. Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds ($250,000 minimum) to PNC Bank (see instructions below). A completed Account Application should be forwarded to the Company at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank
Philadelphia, Pennsylvania
ABA# 031-0000-53
Account # 86-0179-1617
F/B/O The OFFITBANK Investment Fund, Inc.
Ref. (Fund Name and Account Number)

Federal funds purchases will be accepted only on a day on which the Company and PNC Bank are open for business.

Additional Investments. Additional investments may be made at any time (minimum investment $10,000) by purchasing Select Shares of any Fund at NAV by mailing a check to the Company at the address noted above under "Initial Investment by Mail" (payable to The OFFITBANK Investment Fund, Inc.) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take seven to fifteen days from the purchase date.


Shareholder Organizations. Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

IRA Accounts. The Company has available a form of Individual Retirement Account ("IRA") which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company at 1-800-618-9510.

ADVISOR SHARES

All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent. Orders for purchases of Advisor Shares will be executed at the NAV per share next determined after an order has been transmitted to and accepted by the Company's distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on your behalf, you should contact your Shareholder Servicing Agent or the Company's distributor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF FUND SHARES

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Funds on days the Exchange is open and through the means described below.

SELECT SHARES

You may redeem Select Shares of each Fund of the Company by mail, or, if you are authorized, by telephone. No charge is made for redemptions. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 and must include:

o     the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

o any required signature guarantees, which may be required when (i) the redemption request proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $25,000 or more, or (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature Guarantees, which are not a part of these programs, will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. If you are authorized to utilize the Telephone Redemption Option, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone

Exchange Option (as described below) is authorized, the Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Company or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its transfer agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If you hold Select Shares of a Fund with a NAV of $10,000 or more, you may elect to have periodic redemptions paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date you select. Depending on the size of the payment requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making payments under the Systematic Withdrawal Plan may reduce or even exhaust the account. You may request that the payments under the Plan be sent to a predesignated bank or other designated party.

ADVISOR SHARES

You must place all redemption orders for Advisor Shares through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the NAV next determined after the order is received by the Company's Distributor. While no redemption fee is imposed by the Funds, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Company's Distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the Exchange or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund of the Company based on the respective NAV of the shares involved. The exchange privilege is only available, however, with respect to the Funds that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds for each transfer. The Company imposes no exchange fees. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Shares-Redemption By Telephone" above. Shareholders should note that an exchange between Funds is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds of the Company.

Transfer of Registration. The registration of Company Fund may be transferred by writing to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc., P.O. Box 8701, Wilmington, DE 19899. As in the case of redemptions, the written request must be received in good order as defined above.

DIVIDENDS AND DISTRIBUTIONS

The High Yield, Total Return, Global Debt, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds declare dividends of substantially all of their net investment income daily and pay dividends monthly, and the Emerging Markets and Global Convertible Funds declare dividends daily and pay dividends quarterly. The Latin America Equity Fund declares and pays dividends quarterly. Each Fund distributes, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the same Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. If you who redeem all or a portion of a Fund's shares prior to a dividend payment date, you will receive all dividends declared but unpaid on those shares at the time of their redemption.

TAXES

Each Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under Subchapter M of the Code. The California Municipal, New York Municipal and National Municipal Funds intend to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of these Funds, to qualify as "exempt-interest dividends" when distributed to such Funds' shareholders. Under the Code, such dividends are exempt from regular federal income taxes. Each Fund that qualifies as a RIC will not be subject to federal income taxes with respect to its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its net investment income for such taxable year, and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income.

Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to RICs generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net capital gain, net investment income and operating expenses will be determined separately for each Fund.

Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to you as ordinary income. Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by you, distributions of net capital gain which are designated by a Fund as "capital gain dividends" are taxable to you as long-term capital gain. You will be notified annually by the Company as to the federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. You may also be subject to state and local taxes on such exchanges and redemptions.

Depending on your residence for tax purposes, distributions from a Fund may also be subject to state and local taxes or withholding taxes. You should consult with your own tax adviser about state and local tax matters.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by you. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, if you are a resident of one of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if you had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.

Each Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gain net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and other income. If a Fund qualifies as a RIC, if certain distribution requirements are satisfied and if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Emerging Markets and Latin America Equity Funds expect to qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in your income and you will be entitled (subject to certain limitations) to credit the amount included in your income against your U.S. tax liabilities, if any, or to deduct such amount from your U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, you may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If you elect to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. federal income tax against which such credit is taken that your taxable income from foreign sources (but not in excess of your entire taxable income) bears to your entire taxable income. For this purpose, the Funds expect that the capital gain they distribute to shareholders, whether dividends or capital gain distributions, will generally not be treated as foreign source taxable income. If a Fund makes this election, you will be treated as receiving foreign source income in an amount equal to the sum of your proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities and gains realized on the sale of shares of a Fund will not be subject to U.S. federal income tax. If you are a non-resident, you are urged to consult your own tax adviser concerning the applicability of the U.S. withholding tax.

A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding or that you are an exempt recipient (such as a corporation).

CALIFORNIA, NEW YORK AND NATIONAL MUNICIPAL FUNDS

Although exempt-interest dividends paid by the California Municipal, New York Municipal and National Municipal Funds may be excluded by shareholders of such Funds from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, receipt of exempt-interest dividends from each Fund may affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

Each Fund may hold without limit certain private activity bonds issued after August 7, 1986. You must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in your federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under the income or other tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.

A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

California State Taxation. Individual shareholders of the California Municipal Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of exempt interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax, provided that at least 50% of the value of the Fund's total assets consist of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California, short-term capital gain and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's net capital gain for federal income tax purposes will be taxed as long-term capital gain to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of exchange or redemption. Present California law taxes both long-term and short-term capital gain at the rates applicable to ordinary income. California has an alternative minimum tax similar to the federal alternative minimum tax. Generally corporate shareholders of the California Municipal Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions or exempt-interest, capital gains and other taxable income, if any, as income subject to such tax. Shares of the Fund will be exempt from property taxes in California.

To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

New York State and Local Taxation. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation under federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent they are subject to the New York State personal income tax on such income.

Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.

                              --------------------

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. You should consult your tax adviser concerning a prospective investment in any of the Funds and you should review the more detailed discussion of federal income tax consideration in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Shares of the Funds are sold on a continuous basis by OFFIT Funds Distributor, Inc.

Multiple Class Structure. Each Fund may offer two classes of shares. The major distinction between the share classes is the service or distribution fee plan related to each class. Select Shares may be purchased and redeemed through the Company's distributor, OFFIT Funds Distributor, Inc. Advisor Shares must be purchased and redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Since the fees associated with the service or distribution plan are paid out of the Fund's assets on an on-going basis, over time shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

FEE PLAN:            APPLIES TO:        PLAN PURPOSE:       FEES:

Rule 12b-1           Advisor Shares     The Plan is         Payments may not
Distribution Plan                       intended to         exceed 0.25% of a
                                        reimburse the       Fund's aggregate
                                        Distributor for     average daily net
                                        certain             assets
                                        distribution        attributable to
                                        expenses intended   Advisor Shares.
                                        to result in the    Holders of a
                                        sale of Advisor     Fund's Advisor
                                        Shares of the       Shares generally
                                        Funds.              bear this
                                                            expense.  AT THIS
                                                            TIME, THE RULE
                                                            12B-1 DISTRIBUTION
                                                            FEE FOR ADVISOR
                                                            SHARES IS BEING
                                                            WAIVED
                                                            INDEFINITELY.
                                                            THIS WAIVER MAY BE
                                                            TERMINATED AT ANY
                                                            TIME.


Shareholder          Advisor Shares     The Plan is         Payments may not
Servicing Plan                          intended to         exceed 0.25% of a
                                        compensate          Fund's aggregate
                                        Shareholder
                                        Servicing

                                        Agents              average daily net
                                        for shareholder     assets
                                        services provided   attributable to
                                        to clients of the   Advisor Shares.
                                        Shareholder         Holders of a
                                        Servicing Agents    Fund's Advisor
                                        who own Advisor     Shares bear this
                                        Shares of the       expense.
                                        Funds.

                                   APPENDIX A

      The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which certain of the Company's Funds may invest.

COMMERCIAL PAPER RATINGS

      A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      The following summarizes the ratings used by S&P for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS

      A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

      Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B


HEDGING AND DERIVATIVES


      Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions.


      A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Securities and Exchange Commission (the "SEC"), the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

      If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

      Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

      Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

      If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

      A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

      Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

      If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

      OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

      Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                       THE OFFITBANK INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                  INVESTMENT ADVISER
Morris W. Offit                         OFFITBANK
Chairman of the Board, President        520 Madison Avenue
and Director                            New York, NY  10022-4213

Edward J. Landau                        DISTRIBUTOR
Director                                OFFIT Funds Distributor, Inc.
                                        Four Falls Corporate Center, 6th Floor
The Very Reverend James Parks Morton    West Conshohocken, PA  19428-2961
Director
                                        CUSTODIANS
Dr. Wallace Mathai-Davis                The Chase Manhattan Bank
Secretary and Treasurer                 4 MetroTech Center, 18th Floor
                                        Brooklyn, NY  11245
Stephen Brent Wells                     (OFFITBANK Emerging Markets Fund
Assistant Treasurer                     and OFFITBANK Latin America Equity Fund)

Vincent M. Rella                        The Bank of New York
Assistant Treasurer                     48 Wall Street
                                        New York, NY  10286
                                        (all other OFFITBANK Funds)

                                        LEGAL COUNSEL
                                        Kramer Levin Naftalis & Frankel LLP
                                        919 Third Avenue
                                        New York, NY  10022

                                        ADMINISTRATOR; TRANSFER AND
                                        DIVIDEND DISBURSING AGENT
                                        PFPC Inc.
                                        400 Bellevue Parkway
                                        Wilmington, DE  19809

                                        INDEPENDENT ACCOUNTANTS
                                        PricewaterhouseCoopers LLP
                                        1177 Avenue of the Americas
                                        New York, NY  10036

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings for the Fund's most recently completed fiscal years or half years and, on an annual basis, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Contains more detailed information about the Fund's policies, investment restrictions, risks and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                       THE OFFITBANK INVESTMENT FUND, INC.
                                  P.O. Box 8701
                           Wilmington, Delaware 19899
                                 1-800-618-9510

Information about the Funds (including the SAI) can be viewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

--------------------------------------------------------------------------------
              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
        CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL:

                                 1-800-618-9510
                              MONDAY THROUGH FRIDAY
                          8:30 A.M. TO 5:00 P.M. (EST)
--------------------------------------------------------------------------------

          The Funds's Investment Company Act File number is 811-08036.

                       THE OFFITBANK INVESTMENT FUND, INC.

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 1999


      The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company comprised of the following investment portfolios:

      OFFITBANK HIGH YIELD FUND

      OFFITBANK EMERGING MARKETS FUND

      OFFITBANK LATIN AMERICA EQUITY FUND

      OFFITBANK TOTAL RETURN FUND

      OFFITBANK INVESTMENT GRADE GLOBAL DEBT FUND

      OFFITBANK GLOBAL CONVERTIBLE FUND

      OFFITBANK U.S. GOVERNMENT SECURITIES FUND

      OFFITBANK MORTGAGE SECURITIES FUND

      OFFITBANK CALIFORNIA MUNICIPAL FUND

      OFFITBANK NEW YORK MUNICIPAL FUND

      OFFITBANK NATIONAL MUNICIPAL FUND


(individually, a "Fund", and collectively, the "Funds"). This Statement of Additional Information ("SAI") provides information about the Company applicable to each of the Funds. This information is in addition to the information that is contained in the Company's Prospectus dated April 30, 1999.

      This SAI is not a prospectus. The Prospectus may be obtained, without charge, by calling the Company toll-free at (800) 618-9510 or by writing to the Company at 400 Bellevue Parkway, Wilmington, Delaware 19809. The SAI should be read in conjunction with the Company's Prospectus dated April 30, 1999 and the Company's Annual Report dated December 31, 1998, which is hereby incorporated by reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Organization and Classification                                               3

Non-Primary Investment Strategies and Related Risks                           3

Additional Risk Considerations                                               14

Fundamental Investment Policies                                              15

Non-Fundamental Investment Policies                                          16

Management of the Company                                                    17

Investment Adviser                                                           20

Distributor                                                                  22


Administration, Fund Accounting, Transfer Agency and Custody Services        22


Portfolio Transactions                                                       25

Purchase of Shares                                                           26

Redemption of Shares                                                         26


Performance Calculations                                                     26


Additional Information Concerning Dividends, Distributions and Taxes         30

Shareholder Services                                                         37

General Information                                                          38


Financial Information                                                        42


Appendix A: Special Factors Affecting the California Municipal Fund         A-1

Appendix B: Special Factors Affecting the New York Municipal Fund           B-1

                         ORGANIZATION AND CLASSIFICATION

      The Company is an open-end, management investment company that was incorporated under the laws of the State of Maryland on September 8, 1993. All of the Funds are non-diversified and offer two classes of shares: Select and Advisor. Select Shares may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc. and Advisor Shares may be purchased through a Shareholder Servicing Agent.

THE TRANSFER


      On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the Fund pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. The investment performance of the Fund may include the performance of the Partnership. The investment objective and policies of the Fund are in all material respects equivalent to those of the Partnership. While the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code of 1986, as amended ("the Code") to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the Fund (including the performance of the Partnership) should not be interpreted as indicative of the Fund's future performance.


               NON-PRIMARY INVESTMENT STRATEGIES AND RELATED RISKS

      The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies. Accordingly, the Adviser expects that each Fund's investment portfolio will be distinct.

REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS


      Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.


ASSET-BACKED SECURITIES

      Each of the Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

      Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

      Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support. However, the existence of credit support may increase the market price of the security.

MORTGAGE-RELATED SECURITIES

      The Mortgage Securities Fund will invest substantially all of its assets, and each of the other Funds may invest from time to time in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

      The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

SHORT SALES

      Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

CONVERTIBLE SECURITIES

      The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds may, and the Global Convertible Fund will, invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

      The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

      The High Yield, Emerging Markets, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

WARRANTS OR RIGHTS

      Warrants or rights may be acquired by each of the High Yield, Emerging Markets, Latin America Equity, Total Return, Investment Grade Global Debt and Global Convertible Funds in connection with other securities or separately, and provide the applicable Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

BORROWING

      The Latin America Equity, Total Return, Global Debt, National Municipal, California Municipal and New York Municipal Funds' borrowings will not exceed 25% of each Fund's respective total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds may borrow for leveraging purposes. The High Yield, Emerging Markets, Global Convertible, U.S. Government Securities and Mortgage Securities Funds borrowings will not exceed 20% of their respective total assets and is permitted only for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Funds may cause greater fluctuation in the value of their shares than would be the case if the Funds did not borrow. In the event that the Funds employ leverage, they would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Funds' net asset values. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Funds' earnings or net asset values will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Funds' earnings or net asset values would decline faster than would otherwise be the case.

      The Latin America Equity, Total Return, Global Debt and the Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed.)

WHEN ISSUED AND FORWARD COMMITMENT TRANSACTIONS

      Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Each Fund (other than the Municipal Funds) may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of such Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Each Fund's custodian will place cash not available for investment or U.S. government securities or other liquid investments in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or investments will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a Fund may purchase a put option permitting such Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

LOANS OF PORTFOLIO SECURITIES

      For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, a Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Each Fund (other than the U.S. Government Securities, Mortgage Securities and the Municipal Funds) may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When a Fund purchases Assignments from Lenders, that Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS

      Except for temporary defensive purposes, no Fund (other than the U.S. Government Securities and Mortgage Securities Funds) will invest more than 25% (35% with respect to the National Municipal, California Municipal and New York Municipal Funds) of its net assets in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

      In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

      Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

      Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets, Total Return and Global Debt Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets, Latin America Equity, Total Return and Global Debt Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield and Global Debt Funds will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets, Latin America Equity, Total Return and Global Convertible Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

      Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

BANK OBLIGATIONS

      Bank obligations that may be purchased by each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

      Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Securities purchased by each Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Although a particular variable or floating rate demand instrument might not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market. With respect to the floating and variable rate notes and demand notes described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers or guarantors of such notes and will continuously monitor their financial ability to meet payment obligations when due.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION
INTERESTS

      The National Municipal, California Municipal and New York Municipal Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

      Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

      Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' 15% limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

      Each Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and California income tax, in the case of the California Municipal Fund, or New York State, New York City and City of Yonkers personal income tax, in the case of the New York Municipal Fund.

PRE-REFUNDED MUNICIPAL SECURITIES

      The National Municipal, California Municipal and New York Municipal Funds may invest in pre-refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the Issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

BRADY BONDS

      Each Fund (other than the U.S. Government Securities, the Mortgage Securities and the Municipal Funds) may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

      Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

TENDER OPTION BONDS

      The National Municipal, California Municipal and New York Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term-tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate.

      No Fund will purchase tender option bonds unless at the time of such purchase the Adviser reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Fund will exercise the tender option with respect to any tender option bonds unless the Adviser reasonably expects that, (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying municipal obligations at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. Each Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of their tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Fund will purchase tender option bonds only when it is satisfied that (i) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying municipal obligations and (ii) payment of any tender fees will not have the effect of creating taxable income for the Funds.

      Each Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax and, in the case of the California Municipal Fund, California state income tax, or in the case of the New York Municipal Fund, New York State, New York City and City of Yonkers personal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES

      The National Municipal, California Municipal and New York Municipal Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

      Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code. For purposes of complying with the 35% limitation on each Fund's investments in securities other than Municipal Securities, auction rate preferred securities will not be treated as Municipal Securities unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes and, in the case of the California Fund, California state income tax, or, in the case of the New York Fund, New York State, New York City and City of Yonkers personal income tax.

      Each Fund's investments in auction rate preferred securities of closed-end funds are subject to the limitations prescribed by the 1940 Act and certain state securities regulations. These limitations include a prohibition against acquiring more than 3% of the voting securities of any other investment company and investing more than 5% of such Fund's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory and administration fees payable directly by such Fund.

INSURANCE

      The National Municipal, California Municipal and New York Municipal Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

      Each Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's") for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are noncancellable and continue in force as long as the bonds are outstanding.

      A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. Each Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or a Fund may itself purchase such a policy from insurers for bonds which are currently uninsured.

      An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Funds will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's.

ILLIQUID SECURITIES


      No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.


      With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

OTHER INVESTMENT COMPANIES

      The Total Return Fund may invest all or any portion of its assets in each of the other Funds. Each other Fund reserves the right to invest up to 10% of its total assets in the securities of other unaffiliated investment companies.

Each other Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No such Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each such other Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. To the extent that the Total Return Fund's assets are invested in the other Funds of the Company, no advisory fee is paid at the Fund level, and shareholders incur their proportionate share of advisory fees paid by the other Funds.

FUTURE DEVELOPMENTS

      Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by a Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

HEDGING AND DERIVATIVES


      Each Fund (other than the Municipal Funds) may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (i) U.S. Government Securities and (ii) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. The Funds may be unable or limited in their ability to engage in Hedging and Derivatives by certain factors, including current economic conditions. See Appendix B to the Prospectus.


TEMPORARY STRATEGIES

      Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, each of the Funds (other than the Municipal Funds) temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the Municipal Funds will be taxable as ordinary income when distributed.

      In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                         ADDITIONAL RISK CONSIDERATIONS

NON-U.S. WITHHOLDING TAXES

      A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes" below.

INVESTING IN PUERTO RICO, THE UNITED STATES VIRGIN ISLANDS AND GUAM

      Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during and after fiscal 1991. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy, the exchange rate of the U.S. dollar, the cost of borrowing and the relative stability in the price of oil. Puerto Rico is required to import all of its oil.

      Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The service sector, particularly finance, insurance and real estate, grew significantly in response to the expansion of the manufacturing sector. However, government layoffs and a recession driven slowdown in tourism have lead to weakness in these areas and have had a negative ripple effect on services as well. In addition, legislation was adopted in August 1993 which will phase out over a number of years certain tax benefits to U.S. corporations with manufacturing operations in Puerto Rico. Puerto Rico's unemployment rate tends to be significantly higher than the average rate for the United States.

      Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico.

      Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Non-recurring revenues have been used frequently to balance recent years' budgets. This reliance on non-recurring revenues and economic weakness led Standard & Poor's to change its outlook from stable to negative. Standard & Poor's rates Puerto Rico general obligation debt A, while Moody's rates it Baa1.

      The United States Virgin islands ("USVI") are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. However, a recession-driven decline in visitors to the Virgin Islands has caused unemployment to increase.

      An important component of the USVI revenue base is the federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. There is currently no rated, unenhanced Virgin Islands debt outstanding.

      Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population has grown consistently since 1970. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. Guam is also heavily reliant on tourists, particularly the Japanese. There is currently no rated, unenhanced Guam debt outstanding.

                         FUNDAMENTAL INVESTMENT POLICIES

      In addition to the Funds' investment objectives, the following is a list of restrictions and fundamental investment policies that may not be changed without the affirmative vote of a majority of the Funds' outstanding shares (as defined below under "General Information - Capital Stock.") No Fund may:

      1. invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions;

      2. invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid;

      3. purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

      4. make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and
            (c) enter into repurchase agreements with respect to portfolio securities;

      5. underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

      6. purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

      7. purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's total assets in the case of any one other investment company and 10% of such total assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization; and

      8. sell securities short (except for short positions in a futures contract or forward contract or short sales against the box and except in connection with Hedging and Derivatives).

      The High Yield, Emerging Markets, Global Convertible, U.S. Government Securities and Mortgage Securities Funds may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of such Fund's total assets, and (b) each such Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Fund's total assets. The Latin America Equity, Total Return and Global Debt Funds may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of their total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal, New York Municipal and National Municipal Funds may not borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal, New York Municipal and National Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. The High Yield, Emerging Markets, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon) (other than Municipal Funds). Investment restriction (8) is a fundamental policy with respect to the National Municipal, California Municipal and New York Municipal Funds and a non-fundamental policy with respect to all other Funds.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

      The following are non-fundamental investment policies and may be changed by a vote of the Company's Board of Directors. No Fund may:

      1. invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

      2. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts and options on futures contracts, securities or indices);


      3. invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

      4. purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser who own more than 1/2 of 1% of such issuer's securities together own more than 5% of the securities of such issuer.



      In addition, each of the High Yield, Emerging Markets, Investment Grade Global Debt, Global Convertible and Latin America Equity Funds may not:

      1. invest for the purpose of exercising control over management of any company; and

      2.    invest in puts, calls, straddles or spreads, except as described in
            (3) above;

      If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

      The business of the Company is managed under the direction of the Board of Directors. Specifically, the Board of Directors is responsible for oversight of the Funds by reviewing and approving agreements with the Funds' service providers, and mandating policies for the Funds' operations. The principal occupations of the directors and executive officers of the Company (and any positions held with affiliated persons of the Company) for the past five years are listed below.

                                POSITION(S) HELD   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH THE FUND      PAST 5 YEARS
---------------------           ----------------   -----------------------

Morris W. Offit*                Chairman of the    President and Director,
OFFITBANK                       Board, President,  OFFITBANK (investment
520 Madison Avenue              and Director       adviser) (1983-present); one
New York, NY  10022                                additional Chairman of the
Age: 62 Years                                      Board, President and Director
                                                   position with the OFFITBANK
                                                   Fund Complex.

Edward J. Landau
Wolf, Block Schorr and Solis-   Director           Of Counsel, Wolf, Block
Cohen LLP                                          Schorr and Solis-Cohen, LLP
250 Park Avenue                                    (2/1/98-present); Member,
New York, NY 10177                                 Lowenthal, Landau, Fischer &
Age: 71 Years                                      Bring, P.C (1960-1/31/98);
                                                   Director, Revlon Group Inc.,
                                                   Revlon Consumer Products
                                                   Inc.; Pittsburgh Annealing
                                                   Box and Clad Metals Inc.; one
                                                   additional Director position
                                                   with the OFFITBANK Fund
                                                   Complex.

The Very Reverend James Parks   Director           President, Interfaith Center
Morton                                             of New York (1/1/98-
Interfaith Center of New York                      present); formerly Dean of
570 Lexington Avenue                               Cathedral of St. John the
New York, New York 10022                           Divine (1972-1996); one
Age: 74 Years                                      additional Director position
                                                   with the OFFITBANK Fund
                                                   Complex.

Dr. Wallace Mathai-Davis        Secretary and      Managing Director, OFFITBANK
OFFITBANK                       Treasurer          (investment adviser)
520 Madison Avenue                                 (1986-present); one
New York, NY  10022                                additional Officer position
Age: 54 Years                                      with the OFFITBANK Fund
                                                   Complex.

Stephen Brent Wells             Assistant          Managing Director, OFFITBANK
OFFITBANK                       Treasurer          (investment adviser) (1994 to
52 Madison Avenue                                  present); one additional
New York, NY  10022                                Officer position with the
Age: 54 Years                                      OFFITBANK Fund Complex.

Vincent M. Rella                Assistant          Controller, OFFITBANK
OFFITBANK                       Treasurer          (investment adviser) (1986 to
5230 Madison Avenue                                present); one additional
New York, NY  10022                                Officer position with the
Age: 46 Years                                      OFFITBANK Fund Complex.

Stephen M. Wynne                Assistant          Chairman of PFPC Trustee &
PFPC Inc.                       Treasurer          Custodial Services Ltd.
400 Bellevue Parkway                               (1995-present); Executive
Wilmington, DE  19809                              Vice President and Chief
Age: 44 Years                                      Accounting Officer
                                                   (1993-present) and Senior
                                                   Vice President and Chief
                                                   Accounting Officer
                                                   (1991-1993) of PFPC Inc.;
                                                   Executive Vice President
                                                   (1993-1995) of PFPC
                                                   International; one additional
                                                   Officer position with the
                                                   OFFITBANK Fund Complex.

                                POSITION(S) HELD   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH THE FUND      PAST 5 YEARS
---------------------           ----------------   -----------------------

David D. Marky                  Assistant          Vice-President and Director
PFPC Inc.                       Treasurer          of Accounting (1996-present)
103 Bellevue Parkway                               of PFPC Inc.; Assistant Vice
Wilmington, DE 19809                               President and Accounting
Age: 33 Years                                      Conversion Manager
                                                   (1992-present) of PFPC Inc;
                                                   one additional Officer
                                                   position with the OFFITBANK
                                                   Fund Complex.

Gary M. Gardner                 Assistant          Chief Counsel (1994-present)
PFPC Inc.                       Secretary          of PFPC Inc.; Associate
400 Bellevue Parkway                               General Counsel (1992-1994)
Wilmington, DE  19809                              of The Boston Company, Inc.;
Age: 47 Years                                      one additional Officer
                                                   position with the OFFITBANK
                                                   Fund Complex.

David C. Lebisky                Assistant          Administrative Officer
PFPC Inc.                       Secretary          (1996-present) of PFPC Inc.;
400 Bellevue Parkway                               Legal Assistant (1994-1996)
Wilmington, DE  19809                              with the law firm of Drinker
Age: 27 years                                      Biddle & Reath; BA Candidate
                                                   (1990-1994) LaSalle
                                                   University; one additional
                                                   Officer position with the
                                                   OFFITBANK Fund Complex.

* "Interested person" of the Fund as defined in the 1940 Act.

      The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

      The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

DIRECTOR COMPENSATION

(The following table shows the compensation paid by the Company to the Directors for 1998.)


                                               Pension or                          Total Compensation
                          Aggregate        Retirement Benefits      Estimated      from Registrant and
                        Compensation       Accrued as Part of    Annual Benefits      Fund Complex*
Name of Director     From the Registrant      Fund Expenses      Upon Retirement    Paid to Directors
----------------     -------------------      -------------      ---------------    -----------------
Morris W. Offit             $0                     $0                  $0                 $0


Edward J. Landau       $18,750.00                  $0                  $0           $23,000.00


The Very Reverend

James Parks Morton     $18,750.00                  $0                  $0           $23,000.00

* For this purpose, the "Fund Complex" consists of The OFFITBANK Investment Fund, Inc. and The OFFITBANK

  Variable Insurance Fund, Inc., which are all the regulated investment companies by OFFITBANK.

                               INVESTMENT ADVISER

      The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreements (the "Advisory Agreements") between the Adviser and the Company provide that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreements, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


      For its services under the Advisory Agreements, the Adviser receives from each Fund an advisory fee. The fee is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of .85% of the first $200,000,000, .75% on the next $400,000,000 and .65% of amounts in excess of $600,000,000 of the OFFITBANK High Yield Fund's average daily net assets;
 .90% of the first $200,000,000 and .80% on amounts in excess thereof of the OFFITBANK Emerging Markets Fund's average daily net assets; .80% of the first $200,000,000 and .70% on amounts in excess thereof of the OFFITBANK Investment Grade Global Debt Fund's average daily net assets; .90% of the OFFITBANK Global Convertible Fund's average daily net assets; 1.00% of the OFFITBANK Latin America Equity Fund's average daily net assets; .35% of the OFFITBANK U.S. Government Securities Fund's average daily net assets; .35% of the OFFITBANK Mortgage Securities Fund's average daily net assets; .35% of the OFFITBANK National Municipal Fund's average daily net assets; .35% of the OFFITBANK California Municipal Fund's average daily net assets and .35% of the OFFITBANK New York Municipal Fund's average daily net assets. With respect to OFFITBANK Total Return Fund, the Adviser is entitled to receive a monthly fee from the Fund at the annual rate of .50% with respect to the Fund's assets other than investments in the other Funds of the Company. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. The Adviser may from time to time, at its own expense, provide compensation to financial institutions for performing administration or other tentative services for their customers. These services may include maintaining account records, processing orders to purchase, redeem and exchange shares and answering customer inquiries.


      The charts below show the investment advisory fees for each Fund for the last three fiscal years along with any waivers that reduced the investment advisory fees. The fees shown were paid by the Funds to OFFITBANK.

                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
HIGH YIELD                      1998              1997              1996
----------                      ----              ----              ----


Fees earned                  $11,091,248        $7,832,049        $4,989,174
Fees waived                           $0                $0                $0
Net amount of fees
  paid by the Fund           $11,091,248        $7,832,049        $4,989,174


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
EMERGING MARKETS                1998              1997              1996
----------------                ----              ----              ----


Fees earned                   $1,960,803        $1,527,416          $759,339
Fees waived                           $0                $0                $0
Net amount of fees
  paid by the Fund            $1,960,803        $1,527,416          $759,339

                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
LATIN AMERICA EQUITY            1998              1997              1996
--------------------            ----              ----              ----


Fees earned                     $370,195          $589,281           $53,176
Fees waived                           $0                $0           $53,176
Net amount of fees
  paid by the Fund              $370,195          $589,281                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
U.S. GOVERNMENT SECURITIES      1998               1997              1996
--------------------------      ----               ----              ----


Fees earned                      $67,110            $3,596                $0
Fees waived                      $38,093            $3,596                $0
Net amount of fees
  paid by the Fund               $29,017                $0                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
MORTGAGE SECURITIES             1998             1997               1996
-------------------             ----             ----                ----


Fees earned                     $120,529           $20,098                $0
Fees waived                      $78,778           $20,098                $0
Net amount of fees
  paid by the Fund               $41,751                $0                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
CALIFORNIA MUNICIPAL            1998             1997               1996
--------------------            ----             ----               ----


Fees earned                      $28,769            $7,908                $0
Fees waived                      $28,008            $7,908                $0
Net amount of fees
  paid by the Fund                  $761                $0                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
NEW YORK MUNICIPAL              1998             1997               1996
------------------              ----             ----               ----


Fees earned                     $203,373          $108,310           $69,937
Fees waived                      $90,180           $79,754           $69,937
Net amount of fees
  paid by the Fund              $113,193           $28,556                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
NATIONAL MUNICIPAL              1998             1997               1996
------------------              ----             ----               ----

Fees earned                      $48,983            $1,654                $0
Fees waived                      $32,995            $1,654                $0
Net amount of fees
  paid by the Fund               $15,988                $0                $0

                                   DISTRIBUTOR


      OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, distributes the shares of the Company. From January 1, 1997 to June 1, 1998, the Distributor was a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services. Prior to January 1, 1997, the Distributor was a wholly-owned subsidiary of Furman Selz. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor, as agent of the Company, agrees to use its best efforts as distributor of the Company's shares. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Advisor Shares of the Funds, the Company has adopted a Plan of Distribution (the "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend for the account of Advisor Shares up to 0.25% of its average daily net assets solely attributable to Advisor Shares annually, to reimburse the Distributor for such activities primarily intended to result in the sale of Advisor Shares, which are summarized in the Prospectus. For the fiscal periods ended December 31, 1998, December 31, 1997 and December 31, 1996, no distribution costs were incurred by the Funds.



SHAREHOLDER SERVICING AGENTS

      Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

      For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to .25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.


      ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODY SERVICES


ADMINISTRATION


      PFPC Inc. ("PFPC"), serves as Administrator to the Company. Pursuant to an Administration and Accounting Services Agreement with the Company, PFPC performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by the Adviser, or by Chase or BONY in their capacity as custodians of the Company. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which will not exceed .125% of average daily net assets. From time to time, the Administrator may waive all or a portion of its fees.


      From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's administrator. Prior to January 1, 1997, Furman Selz served as the Company's administrator.


      The charts below show the administrative and fund accounting fees for each Fund for the last three fiscal years along with any waivers that reduced those fees.


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
HIGH YIELD                      1998             1997               1996
----------                      ----             ----               ----


Fees earned                    $1,696,494       $1,676,760        $1,001,474
Fees waived                      $442,728         $811,392          $485,738
Net amount of fees
  paid by the Fund             $l,253,766         $865,348          $515,736


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
EMERGING MARKETS                1998             1997               1996
----------------                ----             ----               ----


Fees earned                      $323,147         $287,853          $156,556
Fees waived                      $110,256         $127,416           $63,278
Net amount of fees
  paid by the Fund               $212,891         $160,437           $93,278


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
LATIN AMERICA EQUITY            1998             1997               1996
--------------------            ----             ----               ----


Fees earned                       $84,123         $120,957           $35,539
Fees waived                       $24,102          $44,196            $8,039
Net amount of fees
  paid by the Fund                $60,021          $76,761           $27,500

                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
U.S. GOVERNMENT SECURITIES      1998             1997               1996
--------------------------      ----             ----               ----


Fees earned                       $46,334          $16,590                $0
Fees waived                       $20,309           $1,541                $0
Net amount of fees
  paid by the Fund                $26,025          $15,049                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
MORTGAGE SECURITIES             1998             1997               1996
-------------------             ----             ----               ----


Fees earned                       $64,994          $23,663                $0
Fees waived                       $19,481           $8,613                $0
Net amount of fees
  paid by the Fund                $45,513          $15,050                $0

                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
CALIFORNIA MUNICIPAL            1998             1997               1996
--------------------            ----             ----               ----


Fees earned                       $36,408          $27,513                $0
Fees waived                       $19,754           $3,373                $0
Net amount of fees
  paid by the Fund                $16,654          $24,140                $0


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
NEW YORK MUNICIPAL              1998             1997               1996
------------------              ----             ----               ----


Fees earned                      $104,769          $81,696           $56,227
Fees waived                       $26,071          $36,410           $26,227
Net amount of fees
  paid by the Fund                $78,698          $45,286           $30,000


                                            FISCAL YEAR ENDED
                                            -----------------
                             DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
NATIONAL MUNICIPAL              1998             1997               1996
------------------              ----             ----               ----


Fees earned                       $42,005           $6,595                $0
Fees waived                       $17,845             $709                $0
Net amount of fees
  paid by the Fund                $24,160           $5,886                $0


TRANSFER AGENCY

      PFPC serves as the Company's Transfer Agent and Dividend Disbursing Agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services, Inc., an affiliate of BISYS, served as the Company's transfer agent. Prior to January 1, 1997, Furman Selz served as the Company's transfer agent.

CUSTODY

      The Chase Manhattan Bank ("Chase") serves as the Company's custodian with respect to the Global Debt, Emerging Markets Funds, Global Convertible and Latin America Equity Funds. Prior to June 27, 1996, Chase also served as the custodian for the High Yield and New York Municipal Funds. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York ("BONY") serves as custodian of the assets of the High Yield, Total Return, U.S. Government Securities, Mortgage Securities, National Municipal, California Municipal and New York Municipal Funds. The principal business address of BONY is 48 Wall Street, New York, New York 10286. Under the Custodian Agreements, each Custodian has agreed to maintain a separate account or accounts in the name of each applicable Fund; hold and disburse portfolio securities on account of each Fund; collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and make periodic reports to the Company's Board of Directors concerning the Funds' operations. Each is authorized under the Custodian Agreements to establish separate accounts for the Funds' foreign securities with subcustodians, provided that the custodian remains responsible for the performance of all of its duties under the Custodian Agreements.

COUNSEL

      Kramer Levin Naftalis & Frankel LLP, whose address is 919 Third Avenue, New York, NY 10022, serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Company. The independent accountants conduct audits of the Company and assist in the preparation of the Company's semi-annual and annual reports.

                             PORTFOLIO TRANSACTIONS


      The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The High Yield, Emerging Markets and New York Municipal Funds did not pay any brokerage commissions for the fiscal periods ended December 31, 1996. The Latin America Equity Fund paid brokerage commissions of $61,192 for the fiscal period ended December 31, 1996. The High Yield, Emerging Markets, U.S. Government Securities, California Municipal, New York Municipal and National Municipal Funds did not pay any brokerage commissions for the fiscal periods ended December 31, 1997. The Latin America Equity Fund paid brokerage commissions of $467,811 for the fiscal period ended December 31, 1997. For the fiscal year ended December 31, 1998, the High Yield, Emerging Markets, Latin America Equity, U.S. Government Securities, Mortgage Securities, California Municipal, New York, Municipal and National Municipal Funds paid $3,184, $0, $218, $673, $0, $0, $0, $0 and $0, respectively, in brokerage commissions.


      Fixed-income and certain short-term securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

      Trading practices in certain emerging market and Latin American countries are significantly different from those in the United States, and these differences may have adverse consequences on the investment operations of the Emerging Markets, Global Debt, Global Convertible, Total Return and Latin America Equity Funds. Brokerage commissions and other transaction costs on the securities exchanges of emerging market and Latin American countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in emerging market countries are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Factors relating to brokers in emerging market and Latin American countries may also expose the Funds' to risks in connection with the execution of portfolio transactions. There may be less government supervision and regulation of securities exchanges and brokers in these countries than exists in the United States. Brokers in these countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss in the event of such failure.

      Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

      Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

      For information pertaining to the manner in which shares of each class of each Fund are offered to the public, see "Purchase of Shares" in the Prospectus. The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company. The officers of the Company may, from time to time, waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES

      For information pertaining to the manner in which each class of each Fund may be redeemed, see "Redemption of Shares" in the Prospectus. The Company may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") or the bond market is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

      Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

      The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Company's Prospectus under "Pricing of Fund Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.

      No charge is made by a Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.

                            PERFORMANCE CALCULATIONS

      The Company may from time to time quote various performance figures to illustrate the past performance of each class of shares of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

      A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                         P ( l + T )^n =  ERV


                  where: P    =    a hypothetical initial payment of $1,000.
                         T    =    the average annual total return.
                         N    =    the number of years.
                         ERV  =    the ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the period.

      Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund, see "The Transfer" above for more information). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses, payable by such class that were not borne by the Fund prior to the introduction of such class.

      All of the outstanding shares of the Funds were reclassified as "Select Shares" as of April 29, 1996, and the Funds began to offer a new class of shares, "Advisor Shares." The percentages shown in the tables below are based on the fees and expenses actually paid by each Fund for the periods presented, rather than the fees and expenses currently payable by each class of shares, which in certain cases are different (as indicated in the footnotes to the tables).

      The following tables set forth the average annual total returns for each class of shares of each of the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund, and Mortgage Securities Fund for certain time periods ended December 31, 1998.

                                                High Yield Fund - Select Shares*
                                                -------------------------------


One Year

                                                          4.49%
Since Inception (March 2, 1994)                           9.42%

----------

* The average annual total returns are unavailable for Advisor Shares because these shares have been operating for less than a full calendar year (from May 31, 1998 to December 31, 1998).

                                          Emerging Markets Fund - Select Shares*
                                          --------------------------------------

One Year                                                (11.92%)
Since Inception (March 8, 1994)                           8.16%

----------


* As of December 31, 1998 there were no Advisor Shares outstanding.

                                      Latin America Equity Fund - Select Shares*
                                      -----------------------------------------


One Year                                                (46.96%)
Since Inception (February 13, 1996)                      (6.87%)



----------

* As of December 31, 1998 there were no Advisor Shares outstanding.




                                        New York Municipal Fund - Select Shares*
                                        ----------------------------------------


One Year                                                  6.03%
Since Inception (April 3, 1995)                           6.86%


----------
* As of December 31, 1998 there were no Advisor Shares outstanding.

                                      California Municipal Fund - Select Shares*
                                      ------------------------------------------


One Year                                                  6.14%
Since Inception (April 2, 1997)                           7.63%


----------

* As of December 31, 1998 there were no Advisor Shares outstanding.


                                        National Municipal Fund - Select Shares*
                                        ----------------------------------------


One Year                                                  6.91%
Since Inception (October 20, 1997)                        8.13%


----------

* As of December 31, 1998 there were no Advisor Shares outstanding.

                                  U.S. Government Securities Fund-Select Shares*
                                  ----------------------------------------------


One Year                                                  9.82%
Since Inception (July 1, 1997)                            9.76%


----------

* As of December 31, 1998 there were no Advisor Shares outstanding.


                                       Mortgage Securities Fund - Select Shares*
                                       -----------------------------------------


One Year                                                  7.26%
Since Inception (July 1, 1997)                            8.30%


----------

* As of December 31, 1998 there were no Advisor Shares outstanding.


      As described in the Prospectus under the caption "Investor Expenses," the High Yield Fund, Emerging Markets, Latin America Equity, New York Municipal Fund, California Municipal, National Municipal, U.S. Government Securities, and Mortgage Securities Funds have been and still are subject to certain fee waivers. Absent such waivers, the returns shown above would be lower.

      The Funds may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:


                  Aggregate Total Return  =  ERV   -   1
                                             ---
                                             P


      In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:



                  YIELD  =  2 [ (  a - b  + 1 )^6  - 1 ]
                                   -----
                                   cd


      where:      a = dividends and interest earned during the period.
                  b = expenses accrued for the period (net of any
                      reimbursements).
                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

      For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         The 30-day yield for the Select Shares of the High Yield, Emerging Markets, Latin America Equity, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 1998, was 9.40%, 14.43%, NA, 4.41%, 5.40%, 3.62%,
3.85% and 3.78% respectively. The 30-day yields for the Advisor Shares of the High Yield and Latin America Equity Funds for the period ended December 31, 1998, were 9.40% and NA, respectively.


      The 30-day yield for the Select Shares of the High Yield, Emerging Markets, Latin America Equity, U.S. Government Securities, Mortgage Securities, California Municipal, New York Municipal and National Municipal Funds for the period ended December 31, 1998, was 9.40%, 14.43%, NA, 4.41%, 5.40%, 3.62%,
3.85% and 3.78% respectively. The 30-day yields for the Advisor Shares of the High Yield and Latin America Equity Funds for the period ended December 31, 1998, were 9.40% and NA, respectively.

      Each Fund may also advertise tax-equivalent yields which are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

      Each Fund may also advertise its "risk adjusted return," which reflects the total return of the Fund over time adjusted to reflect volatility of the Fund.

      The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable ranking group. In addition, the Company may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times And U.S.A. Today.

      A Fund may include in advertising or sales literature discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting), investment management techniques, policies or investment suitability of a Fund, economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks and bonds. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes.

      ADDITIONAL INFORMATION CONCERNING DIVIDENDS, DISTRIBUTIONS AND TAXES

      Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

      Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such
Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

      A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

      A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

      Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      The National Municipal Fund, California Municipal Fund and New York Municipal Fund (each a "Tax Exempt Fund") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt interest dividends on their returns. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities. Therefore, shareholders that are subject to tax in another state may be subject to state and local tax in such state on this interest. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (?AMT?) in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends- received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

      Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known: If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

      If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

      Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

CALIFORNIA MUNICIPAL FUND, NEW YORK MUNICIPAL FUND AND NATIONAL MUNICIPAL FUND

      The California Municipal Fund, New York Municipal Fund and National Municipal Fund intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. These Funds' policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of each such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

      Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Fund may increase a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which as shareholder's Social Security benefits are taxable.

      The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under the tax law of state and local taxing Authorities. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

      Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares is not deductible for federal income tax purposes if such Fund distributes exempt-interest dividends during the shareholder's taxable year.

BACKUP WITHHOLDING

      The Funds may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends (other than exempt-interest dividends) if (i) the payee fails to furnish a Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies a Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

      Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                              SHAREHOLDER SERVICES

      The following supplements the information regarding shareholder services set forth in the Company's Prospectus relating to the Funds:

EXCHANGE PRIVILEGE

      Shares of each class of any Fund of the Company may be exchanged for shares of the same class of any of the other Funds of the Company provided that, with respect to Select Shares, a shareholder exchanges shares with a value of at least $50,000. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., c/o PFPC Inc. P.O. Box 8701, Wilmington, DE 19899. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange, a shareholder should consider the investment objective of the Fund or portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to 4:00 p.m. (New York time) will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Expedited exchanges may, upon 60 days' notice to shareholders, also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders. A Shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

      For federal income tax purposes, an exchange between Funds of the Company is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between a series of a fund was deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds or portfolios; shareholders may want to consult their tax advisers for further information in this regard. The exchange privilege maybe modified or terminated at any time.

TRANSFER OF SHARES

      Shareholders may transfer shares of the Company's Funds to another person by written request to The OFFITBANK Investment Fund, Inc. at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               GENERAL INFORMATION

CAPITAL STOCK

      All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund and all additional investment portfolios, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Company, any other single Fund (e.g., approval of Advisory Agreements) or any single class of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of the class of shares of the Fund, if a class vote is required, are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund or of the class of shares of the Fund, if a class vote is required. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      Each share of each class of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a class of a Fund are entitled to receive the assets allocable to that class of shares of such Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

CERTAIN OWNERS OF SHARES OF THE COMPANY

      As of March 31, 1999, to the knowledge of the Administrator, the Officers and the Directors of the Company, as a group, own less than 1% of the outstanding voting shares of each Fund. As of March 31, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of each class of shares of the Funds of the Company:

Emerging Markets Fund (Select Shares)             Shares Owned    Percentage
-------------------------------------             ------------    ----------

Trustees of Tufts College                          851,162.809      5.02%
Treasury Operations
169 Holland Street, 3rd Floor
Somerville, MA  02144

Latin America Equity Fund (Select Shares)         Shares Owned    Percentage
-----------------------------------------         ------------    ----------

Mrs. Ann S. Bowers, Trustee                        235,534.016      11.01%
The Noyce Foundation
450 Sheriden Avenue
Palo Alto, CA  94304

Grass Family Partnership Ltd.                      408,247.864      19.09%
4025 Crooked Hill Road
Harrisburg, PA  17110

Wendel & Co.                                       108,435.934      5.07%
P.O. Box 1066
Wall Street Station
New York, NY  10286

Peter D. Leibowits                                 142,820.133      6.68%
92 Cherry Valley Road
Greenwich, CT  06831-3041

Ann Bowers, Trustee                                226,129.330      10.57%
Noyce Marital Trust
c/o OFFITBANK
520 Madison Avenue
New York, NY  10022-4213

U.S. Government Securities Fund (Select Shares)   Shares Owned    Percentage
-----------------------------------------------   ------------    ----------

Harry Macklowe and Linda Macklowe                  387,745.196      10.22%
420 E. 54th Street, 38B
New York, NY  10022-5155

John N. Calley and Margaret E. Calley              205,939.857      5.43%
c/o Starr & Company
350 Park Avenue
New York, NY  10022

Riverdale Country School, Inc.                     339,026.72       8.93%
5250 Fieldston Road
Bronx, NY  10471-2999

Remy Capital Partners II, LP                       403,383.909      10.63%
1801 Century Park East, Suite 1111
Los Angeles, CA  90067

Tanaka Memorial Foundation, Inc.                   465,012.975      12.25%
237 Park Avenue, 21st Floor
New York, NY  10017

Alejandro C. Zaffaroni and                         320,058.159      8.43%
Linda Zaffaroni, Trustee
Charitable Remander Unitrust
P.O. Box 9
Menlo Park, CA  94025-0009

Mortgage Securities Fund (Select Shares)          Shares Owned    Percentage
----------------------------------------          ------------    ----------

Tanaka Memorial Foundation, Inc.                   347,237.601      5.91%
237 Park Avenue, 21st Floor
New York, NY  10017

Solidago Foundation, Inc.                          662,009.769     11.28%
25 Main Street, Suite 439
Northampton, M  01060

Joseph L. Rosenmiller, Jr. and                     365,864.993     6.23%
Rochelle Korman, Trustees
Ten Year Charitable Rem. Unitrust
1136 Fifth Avenue
New York, NY  10028

Joseph L. Rosenmiller, Jr. and                     725,853.746     12.36%
Rochelle Korman, Trustees
Four Year Charitable Rem. Unitrust
1136 Fifth Avenue
New York, NY  10028

New York Blood Center, Inc.                        297,274.278     5.06%
1310 East 67th Street
New York, NY  10021

California Municipal Fund (Select Shares)         Shares Owned    Percentage
-----------------------------------------         ------------    ----------

Dennis Lavinthal                                    59,244.226     5.35%
14958 Ventura Blvd.
Sherman Oaks, CA  91403-0000

Mathilde M. Notaras                                 95,849.281     8.65%
10112 Empyrean Way, Apt. 202
Los Angeles, CA  90067

AC Kirkeby & CM Kirkeby, Trustees                   61,071.283     5.51%
TK Lenehen & L. Ziffren, Trustees
730 Arizona Avenue, Suite 421
Santa Monica, CA  90401

Lisa Robyn Zenkel                                   87,460.801     7.90%
204 S. Canyon View
Los Angeles, CA  90049

Ana Leech and                                      108,490.802     9.80%
Matilda Nieri, Trustees
950 Page Mill Road
Palo Alto, CA  94304-1012

OFFITBANK Capital                                  320,815.266     28.97%(1)
520 Madison Avenue, 27th Floor
New York, NY  10022-4213

David H. Taylor and                                 73,772.450     6.66%
Janet G. Taylor
9 Inverness Drive
San Rafael, CA  94901

New York Municipal Fund (Select Shares)           Shares Owned    Percentage
---------------------------------------           ------------    ----------

Lawrence A. Weinbach and                           435.781.188     6.49%
Patricia L. Weinbach

136 E. 79th Street
New York, NY  10021

Gillian Attfield                                   459,971.339     6.85%
79 East 79th Street
New York, NY  10021-0202

OFFITBANK Capital                                  466,016.701     6.94%
520 Madison Avenue, 27th Floor
New York, NY  10022-4213

National Municipal Fund (Select Shares)           Shares Owned    Percentage
---------------------------------------           ------------    ----------

Eilhys England                                     247,170.896     10.89%
260 Riversville Road
Greenwich, CT  06831

OFFITBANK Capital                                  501,626.084     22.11%
520 Madison Avenue, 27th Floor
New York, NY  10022-4213

Nancy Burke                                        164,632.125     7.26%
455 Bigwood Drive
P.O. Box 5927
Ketchum, ID  83340

Herbert N. Slotnick, Trustee                       120,551.404     5.31%
Penthouse 6
800 S. Ocean Blvd.
Boca Raton, FL  33434

Sam Michaels                                       300,772.388     13.26%
5045 Fifth Avenue, Apt. 102
Pittsburgh, PA  15232-2130

Post & Co.                                         127,348.248     5.61%
Mutual Fund Reorg. Dept.
One Wall Street
New York, NY  10286

Reliable Liquors, Inc.                             172,941.665     7.62%
226 Dover Road
Glen Burnie, MD  21060

(1) Accountholder may be deemed to have "control" as defined under the Securities Act of 1933.

OTHER INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL INFORMATION

      The audited financial statements for the Company and the notes thereto appearing in the most current fiscal year Annual Report to shareholders are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent accountants, PricewaterhouseCoopers LLP, whose report thereon dated February 22, 1999, is also incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.

                                                                      APPENDIX A

                SPECIAL FACTORS AFFECTING THE CALIFORNIA MUNICIPAL FUND

      The financial condition of the State of California (the "State" or "California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the OFFITBANK California Municipal Fund, or result in the default of existing obligations, including obligations which may be held by the OFFITBANK California Mutual Fund. The following section provides only a brief summary of the complex factors affecting the State's financial condition, and is based on information obtained from an Official Statement dated December 9, 1998 relating to $600,000,000 State of California General Obligation Bonds and the Governor's Budget Summary 1999-2000. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the State's creditworthiness, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State.

LIMITS ON SPENDING AND TAXES

      Under California constitutional amendments, the State is subject to an annual appropriations limit. The limit may be exceeded in cases of emergency. The State's yearly appropriations limit is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

      On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute, which changed State funding of public education below the university level and the operation of the State appropriations limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98, K-14 schools are guaranteed the greater of a fixed percentage of General Fund revenues and the prior year's appropriation adjusted for growth.

      During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

      In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement in this case provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The 1998-99 Budget Act appropriated $250 million as repayment of prior years' loans to schools, as part of the settlement in this case.

SHORT-TERM BORROWING OF CALIFORNIA

      As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State issued $1.7 billion of revenue anticipation notes for the 1998-99 Fiscal Year, which notes are to mature on June 30, 1999.

      The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. As of March 1, 1997 the Finance Committees had authorized the issuance of approximately $3.356 billion of commercial paper notes, but as of that date only $367.78 million aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

      The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

      1998-99 Fiscal Year Budget

      When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount.

      The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

      The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion.
      After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the State's budget reserve (the Special Fund for Economic Uncertainties or SFEU) at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

      The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill that provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25% at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

      In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters' tax credit ($133 million), and various targeted business tax credits ($106 million).

      OTHER SIGNIFICANT ELEMENTS OF THE 1998-99 BUDGET ACT ARE AS FOLLOWS:

      1. Proposition 98 funding for K-12 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of California Teachers' Association v. Gould.

      2. Funding for higher education increased substantially above the level called for in the Governor's four- year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

      3. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

      4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and a rising prison population.

      5. The Budget also included new funding for resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

      6. The State received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

      After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact that the Governor signed include $235 million for certain water system improvements in southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance ($40 million of which was included in the 1998-99 Budget Act and an additional $120 million reflected in Proposition 1A), and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for educational programs that were part of his $250 million veto "set aside," and $32 million for local governments fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

      Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected in the Budget Act. In November 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

      1995-96 through 1997-98 Fiscal Years

      The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

      The economy grew strongly during these fiscal years and, as a result, the General Fund received substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than initially forecast when the related budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

      The following were major features of the 1997-98 Budget Act:

      1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues that exceeded initial budgeted amounts. Part of the nearly $1.75 billion of increased spending was allocated to prior fiscal years.

      2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis that existed prior to the deferral actions that were invalidated by the courts.

      3. Funding from the General Fund for the University of California and the California State University system was increased by about 6% ($121 million and $107 million respectively), and there was no increase in student fees.

      4. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

      5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

      Fiscal Years Prior to 1995-96

      Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund programs--K-14 education, health, welfare and corrections--at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year), most of which were for a short duration.

      Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire the deficit in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

      Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

ECONOMIC OVERVIEW

      California's economy is the largest among the 50 states and one of the largest in the world. Recent economic expansion has been marked by strong growth in high technology business services (including computer software), construction, computers and electronic components.

      During 1998, California's economic growth outpaced that of the nation, a performance that will most likely be repeated in the coming year. Even with a slowdown in job growth, it is expected that employment in 1999 will increase by 2.4% in California, twice the rate of increase for the nation as a whole.

      The strong economy, along with a robust stock market, helped to generate higher revenues to the State. In fiscal year 1997-98, revenues from personal income tax receipts, the largest single resource of revenue to the General Fund, grew by 20%. Overall tax receipts grew by 11%. This trend in tax revenues is also the result of baby boomers passing through their prime earning years. Within the next decade, however, this generation will begin to retire, slowing the rise in personal income tax revenues.

      Despite major disruptions in international markets during 1998, California's economy has weathered the Asian financial storm with relatively modest damage. Aerospace and electronics manufacturing employment peaked in March, and by November had lost almost 15,000 jobs, or nearly 3% of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3.5%, but more recently the year-to-year pace has slowed to approximately 2.7%. Increased exports to NAFTA trading partners and Europe compensated for declines in California's exports to Southeast Asian countries over the past year.

      The construction industry led California's employment growth in 1998. From October 1997 to October 1998, construction jobs in the state increased by more than 9%. By the end of 1998, residential permits reached 126,000 units, an increase of more than 13.5% over 1997. In the previous year, permits totaled 111,000 units, topping 100,000 for the first time since 1991. Non-residential construction activity remained quite strong, with building permit value up almost 18%.

      Apart from construction, California's economy continued to expand in 1998. Non-farm employment growth averaged 3.2% and personal income was up more than 6%. The jobless rate was below 6% most of the year.

      Rising incomes and confidence in the economy have propelled housing sales and prices to record levels in many parts of California. The San Francisco-San Jose metropolitan area has seen the greatest price appreciation and is now the most expensive housing market in the nation. Statewide, sales of existing single family homes in 1998 are expected to show a 10% increase over 1997 levels. By the end of the year, the median price should surpass the peak in 1991.

      The healthy economic climate and recent revisions to the State's welfare system have produced a major turnaround in the growth of California's welfare population. This trend began in 1996, when there was a slight decline in California's public assistance caseloads, the first since 1980. In 1997, there was a drop of almost 5%. As of August 1998, caseloads were down by nearly 10% over the previous 12 months.

      California's future rests on its investments in the State's education system. The State's economy is increasingly driven by technology-oriented industries, and a supply of skilled workers is indispensable to the health of the economy. Recent increases in funding for California's public education system represent progress in meeting this need.

CREDIT RATING

      Moody's has assigned a rating of Aa3 to the general obligation bonds of the State of California. The rating reflects the state's deep and diverse economic base, its improved credit condition, including the rebuilding of cash and budget reserves, and long-term structural budget condition, even under assumptions of slowing economic growth. The credit outlook is stable.

      The state's Aa3 rating is the product of its robust economy, offset by a financial condition that shows dramatic improvement, but still lags that of most states. The California economy has fully recovered from the recession of the early 1990's, and continues to outpace the United States in terms of employment and personal income growth.

Diversification has positioned it for further expansion, although at a slower pace than has been realized over the last several years. General fund balance sheet deficits accumulated during the recession have been substantially reversed and liquidity has been restored. New five-year financial projections based on reasonable expenditure and revenue assumptions indicate that the state has the capacity to maintain long-term budget balance, even if economic growth slows. Budget reserves are funded at levels that, while still low by national standards, would preserve liquidity in a mild economic downturn. Its debt position is moderate though slowly increasing as the state addresses its infrastructure needs.

      At Aa3, California's rating is lower than that of most of the country's large industrialized states, including Illinois, Texas, and Florida (each rated
Aa2), Michigan, New Jersey and Ohio (all Aa1), but is higher than New York State's A2 rating. California shares the Aa3 rating with Pennsylvania, Massachusetts and Connecticut. California's ranking among the states reflects its still relatively weak, though improved, balance sheet condition, and its above average exposure to international economic uncertainty. In addition, we expect that California would move more slowly than most states to stem financial deterioration in the event of economic recession due to its inflexible budget structure and complex political environment.

      The Aa3 general obligation rating is based on the following factors:

      Credit Strengths

      - Economic recovery is now well-established and broad based, and absent a national recession, continued, though slowing, job and income growth is expected.

      - Financial performance benefits from economic recovery's positive impact on economically sensitive income and sales taxes.

      - Long term spending pressures from caseload driven demand in social services, schools, and prisons have eased compared to earlier expectations and can be funded with available revenues.

      - Liquidity from cash resources outside General Fund shows strong improvement.

      - Contingent reserve position significantly improved, offering moderate protection against economic uncertainties.

      Credit Weaknesses

      - Financial flexibility remains limited due to education expenditures mandated by Proposition 98.

      - Lack of formalized mid-year budget correction capabilities leaves the state exposed in periods of revenue under-performance.

      - Future capital needs could weaken debt position if debt affordability recommendations are not adhered to.

      - Economically-sensitive tax structure produces revenue volatility.

      - The state faces above-average exposure to international economic conditions, particularly in Asia.

LITIGATION

      The State is currently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are significant lawsuits involving the State as of December 9, 1998:

      On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

      On July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

      In Hayes v. Commission on State Mandates, certain local school districts sought reimbursements for special education programs for handicapped children. The State Board of Control, which was succeeded by the Commission on State Mandates (COSM), decided in favor of the local school districts. The decision was appealed by the Director of Finance in the trial court and was remanded to the COSM for redetermination. The COSM expanded the claim to include supplemental claims filed by seven additional educational institutions. The potential liability to the State has been estimated at more than $1 billion. A final consolidated decision was expected to be issued in late 1998.

      In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. Present estimates of the cleanup range from $300 million to $800 million.

      The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The State's potential liability to all plaintiffs in this lawsuit ranges from $800 million to $1.5 billion.

YEAR 2000

      The State's reliance on information technology in every aspect of its operations has made Year 2000 related information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000.

      In the July Quarterly Report, the DOIT estimates total Year 2000 costs identified by the departments under its supervision at about $239 million, of which more than $100 million was projected to be expended in fiscal years 1998-99 and 1999-2000. The October Quarterly Report indicated the total costs were then estimated to be at least $290 million, and the estimate would likely increase in the future. These costs are part of much larger overall IT costs incurred annually by State departments and do not include costs for remediation for embedded technology, desktop systems and additional costs resulting from discoveries in the testing process. For fiscal year 1998-99, the Legislature created a $20 million fund for unanticipated Year 2000 costs, which can be increased if necessary.

      Although the DOIT reports that State departments are making substantial progress overall toward the goal of Year 2000 compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State Treasurer's Office and the State Controller's Office report that they are both on schedule to complete their Year 2000 remediation projects by December 31, 1998, allowing full testing during 1999.

                                                                      APPENDIX B

             SPECIAL FACTORS AFFECTING THE NEW YORK MUNICIPAL FUND

      Some of the significant financial considerations relating to he investments of the OFFITBANK New York Municipal fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                              CURRENT FISCAL YEAR

OVERVIEW

      The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. This section of the Annual Information Statement (AIS) reflects estimates of receipts and disbursements for the State's 1998-99 fiscal year as formulated in the Financial Plan released on June 25, 1998 and updated on February 9, 1999 (Update).

      The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house). The 1998-99 State Financial Plan described in this AIS reflects the impact of the Legislature's and Governor's actions on the budget through the date of this AIS. For a full discussion of the process of adopting the State's 1998-99 budget, please see "State Organization -- State Financial Procedures" in this AIS.

      General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over the 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million. Definitions for the General Fund and all other funds are provided in Exhibit A to this AIS.

      The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of the State-funded property and local income tax relief for senior citizens under the School Tax Relief Program
(STAR), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

      The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund (TSRF), a balance of $158 million in the Community Projects Fund (CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from time to time. See the Section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

CURRENT FISCAL YEAR (1998-99 STATE FINANCIAL PLAN)

      The State issues quarterly modifications to the cash-basis State Financial Plan in July, October, and January, as provided by law. These modifications summarize actual receipts and disbursements to date for each reporting period and revised estimates of total receipts and disbursements for the current fiscal year.

      The State issued its Third Quarterly Update to the 1998-99 State Financial Plan on January 27, 1999, in conjunction with the release of the 1999-2000 Executive Budget. To provide readers with a summary of previous changes to the 1998-99 Financial Plan, the review of the Third Quarterly Update is preceded by a brief summary of the State's prior quarterly updates.

PRIOR QUARTERLY UPDATES (CURRENT FISCAL YEAR)

      The State issued its First Quarterly Update to the cash-basis 1998-99 State Financial Plan on July 30, 1998. The update reported that the State's Financial Plan remained balanced. In the update, the State made several revisions to its receipts estimates, which had the net effect of increasing projected General Fund receipts by $250 million over the Financial Plan issued with the enacted budget (June 25, 1998). Stronger-than-expected personal income tax and sales tax collections in the first quarter were the main reason for the revision to the receipts estimate. The State made no changes to its disbursement projections in the 1998-99 Financial Plan.

      As updated in July, the Financial Plan projected a closing balance in the General Fund of $1.67 billion, with the balance comprised of a $1.01 billion reserve for future needs, $400 million in the Tax

Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99), and $158 million in the Community Projects Fund.

      On October 30, 1998, the State issued the second of its three quarterly updates to the 1998-99 Financial Plan ("Mid-Year Update"). In the Mid-Year Update, the State projected that the Financial Plan would remain in balance, with projected total receipts and transfers from other funds of $37.84 billion, an increase of $29 million over the amount projected in the First Quarterly Update. No changes were made to the July disbursement projections, with total disbursements and transfers to other funds of $36.78 billion expected at that time.

      The Mid-Year Update projected a closing balance in the General Fund of $1.7 billion, with the balance comprised of $1.04 billion reserved for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund and $158 million in the Community Projects Fund.

THIRD QUARTERLY UPDATE (CURRENT FISCAL YEAR)

      The State revised the cash-basis 1998-99 State Financial Plan on January 27, 1999, with the release of the 1999-2000 Executive Budget. The changes from prior quarterly updates reflect actual results through December 1998, as well as updated economic and spending projections for the balance of the current fiscal year.

      The 1998-99 Financial Plan currently projects a year-end available cash surplus of $1.79 billion in the General Fund, an increase of $749 million over the surplus estimate in the Mid-Year Update. Strong growth in receipts as well as lower-than-expected disbursements during the first nine months of the fiscal year account for the higher surplus estimate, as described in more detail below.

      The 1999-2000 Executive Budget proposes using the projected available surplus from 1998-99 to offset a portion of the incremental loss of tax receipts from enacted tax cuts scheduled to be effective for the 2000-01 and 2001-02 fiscal years. To make this surplus available for the tax reduction program, the State plans to deposit $1.79 billion in the tax refund reserve to pay tax refunds in 1999-2000 from overpayments of taxes in 1998-99. This action has the effect of decreasing reported personal income receipts in 1998-99, while increasing reported receipts in 1999-2000, as these refunds will no longer be a charge against current revenues in 1999-2000 (for a more complete discussion of the tax refund reserve, see table 5 in the AIS and the text preceding that table). The 1999-2000 Financial Plan assumes that these additional receipts will become a part of the 1999-2000 closing fund balance, and not used to support 1999-2000 operations.

Revisions to 1998-99 Receipts Estimates

      Total receipts and transfers from other funds to be deposited in the General Fund in 1998-99 are projected to be $36.78 billion, $1.06 billion less than projected at the time of the Mid-Year Update. The forecast for 1998-99 tax receipts has been increased by $729 million, but this increase is more than offset by the decision to create reserves for the payment of $1.79 billion in personal income tax refunds for the 1998 tax year, which has the effect of reducing reported receipts (as discussed above). The balance of the tax refund reserve on March 31, 1999 is now projected to be $2.32 billion, including $521 million as a result of LGAC.

      Prior to refund reserve transactions, personal income tax collections for 1998-99 are now projected at $20.69 billion, an increase of 13 percent from comparable 1997-98 receipt levels. After reflecting the tax refund reserve transactions discussed above, reported income tax receipts are projected at $20.18 billion, or $1.26 billion less than projected in October. Projected business tax receipts have been increased by $4 million, to $4.79 billion, and user tax collections by $23 million, to $7.23 billion. Other tax receipts are projected to increase by $27 million from the Mid-Year Update and are now expected to total $1.10 billion for the fiscal year. Miscellaneous receipts and transfers from other funds are projected to reach $3.48 billion, $145 million higher than in the MidYear Update.

Revisions to 1998-99 Disbursements Estimates

      The State now projects total General Fund disbursements and transfers to other funds of $36.62 billion in 1998-99, a reduction of $161 million from the Mid-Year Update. The State has lowered its estimate of disbursements for local assistance by $248 million and for State operations by $54 million. Higher projected spending for general State charges ($71 million) and transfers to other funds ($70 million) partially offset these reductions.

      In local assistance, spending from the Community Projects Fund, which pays primarily for legislative initiatives, has lagged behind earlier projections and accounts for $68 million of the $248 million downward revision. Similarly, special education claims from school districts are running below projections, leading the State to lower its spending estimate by $32 million for 1998-99. Lower-than-expected program and administrative costs in welfare ($99 million), Medicaid ($32 million), and Children and Families Services ($21 million) account for most of the remaining downward revisions in projected local assistance spending.

      In State operations, projected spending is lower by $54 million primarily due to savings from the Statewide hiring freeze, agency attrition management, and continued nonpersonal service efficiencies.

      Revised higher spending for fringe benefits ($71 million) reflects higher-than-anticipated costs for employee benefits and health insurance. Transfers for debt service decline $29 million because of higher refunding savings and other debt management activities. Capital projects transfers increase by $5 million, while other transfers increase by $94 million primarily to cover unanticipated shortfalls in the State Lottery Fund ($80 million) and the Oil Spill Fund ($ 10 million).

Closing General Fund Balance

      The State now projects a closing balance of $799 million in the General Fund, a decrease of $899 million from the Mid-Year Update. The decline reflects the payment of the $1.04 billion undesignated reserve identified in October plus additional surplus monies projected in the January Update into the tax refund reserve (as described above). The projected closing balance of $799 million in the General Fund is comprised of $473 million in the Tax Stabilization Reserve Fund, following a new $73 million deposit in 1998-99; $100 million in the Contingency Reserve Fund, following a planned $32 million deposit; and the remaining balance of $226 million in the Community Projects Fund.

1999-2000 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

      The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 200102 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-04 fiscal years. The Governor will prepare amendments to his Executive Budget, as permitted under law. These amendments will be reflected in a revised Financial Plan that will be released on or before February 26, 1999. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update. For a more detailed discussion of the State's budgetary process and uncertainties involving its forecasts and projections, see "State Organization - State Financial Procedures" in the AIS and "Special Considerations" below.

      The 1999-2000 Financial Plan is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1998-99 to 1999-2000. Total General Fund receipts, including transfers from other funds, are projected to be $38.66 billion, an increase of $1.88 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are recommended to grow by 1.3 percent to $37. 10 billion, an increase of $482 million over 1998-99. State Funds spending is projected to total $49.33 billion, an increase of $867 million or 1.8 percent from the current year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8 percent, increasing by $1.25 billion to $72.66 billion.

      The State is projected to close the 1999-2000 fiscal year with a balance in the General Fund of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the Tax Stabilization Reserve Fund and $ 100 million in the Contingency Reserve Fund.

1998-99 STATE FINANCIAL PLAN

      Four governmental fund types comprise the State financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 1998-99.

GENERAL FUND

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purpose. In the State's 1998-99 fiscal year, the General Fund is expected to account for approximately 47.6 percent of all Government Funds disbursements and 70.1 percent of total State Funds disbursement. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payment in other fund types.

      Total receipts and transfers from other funds are projected to be $38.66 billion, an increase of $4.89 billion from the 1997-98 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $37.10 billion, an increase of $2.92 billion from the 1997-98 fiscal year.

Projected General Fund Receipts

      The 1999-2000 Financial Plan projects General Fund receipts (including transfers from other funds) of $38.66 billion, an increase of $1.88 billion over the estimated 1998-99 level. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately three percent during 1999-2000.

      The forecast of General Fund receipts in 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, which has an incremental cost of $638 million in 1999-2000, as well as the continuing impact of earlier tax reductions totaling approximately $2 billion. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-01, but are expected to reduce receipts by $1.04 billion annually when fully phased in at the end of 2003-04.

      The largest new tax cut proposals call for further reductions in the personal income tax to benefit middle income taxpayers. These proposals increase the income threshold where the top tax rate of 6.85 percent applies and doubles the value of the dependent exemption to $2,000. The fully effective annual cost of these proposals is $600 million in fiscal year 2003-04. In addition, the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations from 3 percent to 2.5 percent; extending the business tax rate reductions enacted for general corporations last year to banks and insurance companies; creating a New York Capital Asset Exclusion for investments in a New York business; creating a new credit for job creation in cities; expanding the Qualified Emerging Technology Credit; conforming the estate tax to recent federal changes; eliminating several nuisance taxes and fees, including minimum taxes imposed on petroleum and aviation businesses; and expanding the income tax credit benefits provided to farmers to ease school property tax burdens. Together, these targeted reductions will have a full annual value of approximately $440 million.

      Personal income tax collections for 1999-2000 are projected to reach $22.83 billion, an increase of $2.65 billion (13.2 percent) over 1998-99. This increase is due in part to refund reserve transactions (including those described earlier) which serve to increase reported 1999-2000 personal income tax receipts by $1.77 billion. Collections also benefit from the estimated increase in income tax liability of 13.5 percent in 1998 and 5.3 percent in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations. This activity is related at least partially to recent changes in the federal tax treatment of such income. The growth in capital gains income is expected to plateau in 1999. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program. For 1999-2000, $1.22 billion will be deposited into this fund, an increase of $638 million.

      User tax and fees are projected at $7.16 billion in 1999-2000, a decrease of $72 million from the current year. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of $30 million of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund. Adjusted for these changes, the underlying growth of user taxes and fees is projected at 2.5 percent. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. The continuing base of the sales tax is projected to grow
4.4 percent in the coming year, and assumes the Legislature will not enact additional "sales-tax free" weeks that would a&ct receipts before December 1, 1999, when the sales and use tax on clothing and footwear under $110 is eliminated.

      Business tax receipts are expected to total $4.53 billion in 1999-2000, $267 million below 199899 estimated results. The intact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain the decline in this category of the Financial Plan.

      Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline $119 million to $980 million in 19992000. The ongoing effect of tax cuts already in law is the main reason for the decline. In addition, this category formerly included receipts from the real property gains tax that was repealed in 1996, and receipts from the real property transfer tax that, since 1996, have been earmarked to support various environmental programs.

      Miscellaneous receipts includes license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers. Miscellaneous receipts are expected to total $1.24 billion in 1999-2000, a decline of $292 million from 1998-99. Roughly $165 million of this decline is attributable to the ongoing phase-out of medical provider assessments. In addition, the Executive Budget proposes eliminating medical provider assessments on April 1, 1999, one year earlier than planned, which accounts for another $26 million of the year-to-year decline in miscellaneous receipts (the remainder of the provider assessment savings is reflected in lower General Fund disbursements).

      Transfers to the General Fund consist primarily of tax revenues in excess of debt service requirements. State sales tax proceeds in excess of amounts needed to support debt service payments for LGAC account for 82 percent of the 1999-2000 receipts in this category. Transfers to the General Fund decline $63 million in 1999-2000, reflecting lower projected receipts from the real estate transfer tax.

Projected General Fund Disbursements

      The 1999-2000 Financial Plan projects General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.

      General Fund spending for school aid is projected at $9.99 billion on a State fiscal year basis, an increase of $292 million (3.0 percent) from the current fiscal year. The Executive Budget recommends additional funding for operating aid, building aid, and textbook and computer aids. It also funds the remainder of aid payable for the 1998-99 school year. These increases are partially offset by the elimination of categorical grants, reductions in BOCES aid, and other formula modifications. A new Educational Improvement block grant replaces categorical programs such as pre-kindergarten and minor maintenance to give school districts greater flexibility in meeting locally determined needs.

      Medicaid spending is estimated to total $5.50 billion in 1999-2000, a modest decline of $87 million or 1.6 percent from 1998-99. To achieve program savings, the Executive Budget recommends a series of cost containment actions, including restructuring rates paid to providers for certain services, shifting treatments for certain services to outpatient settings, and maximizing allowable federal funds. At the same time, medical providers would benefit from the proposed acceleration of the phase-out of provider assessments already scheduled in law. The State had planned to eliminate provider assessments on April 1, 2000; the Executive Budget proposes eliminating them one year earlier. As a result, health care providers will not be required to pay $223 million in assessments in 1999-2000.

      Spending on welfare is projected at $1.49 billion, a decline of $41 million (2.7 percent) from 1998-99. Since 1994-95, State spending on welfare has fallen by $709 million, or 32 percent, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Several trends have contributed to falling caseloads, including the State's strong economic performance over the past three years; State, federal and local welfare-to-work initiatives that have expanded training and support services to assist recipients in becoming self-sufficient; tightened eligibility review for applicants; and aggressive fraud prevention measures.

      Local assistance spending for Children and Families Services is projected at $864 million in 19992000, down $42 million (4.7 percent) from 1998-99. The decline in General Fund spending is offset by higher spending on child care and child welfare services that is occurring with federal Temporary Assistance for Needy Families ("TANF") funds, which has allowed the State to lower General Fund spending while still expanding services in this area.

      In Mental Health, the State projects spending of $619 minion in 1999-2000, an increase of $40 million (7 percent) over 1998-99, including $23 million in additional funding for the Community Reinvestment Program. Mental Retardation and Developmental Disabilities spending increases by $17 million to $576 million. Major components of spending growth include an inflation adjustment for Medicaid programs, annualization of new community services from 1998-99, and the first year of the NYS-CARES initiative that is projected to invest $129 million in State funds over the next five years to develop community-based beds for persons on waiting lists.

      Spending for all other local assistance programs will total $5.72 billion in 1999-2000, a decline of $266 million from 1998-99. Lower spending of $175 million for legislative member items in 1999-2000 accounts for the majority of the year-to-year change. Proposed actions to restructure the State's tuition assistance program produce a decline of $17 million from the previous fiscal year. Unrestricted aid to local governments is estimated at $822 million, $9 million below 1998-99 levels.

      State Operations reflect the costs of running the Executive, Legislative and Judicial branches of government. Spending in this category is projected to increase $225 million or 3.4 percent above 1998-99, and reflects the annualized costs of 1998-99 collective bargaining agreements, the decline in federal receipts that offset General Fund spending for mental hygiene programs, the costs of staffing a new State prison, and growth in the Legislative and Judiciary budgets. The State's overall workforce is projected to remain stable at approximately 191,200 persons.

      Personal service costs are projected to be $5.01 billion, an increase of $128 million from the current year. No funding is included in the Financial Plan for incremental costs from new collective bargaining agreements after the current labor contracts expire on April 1, 1999. Nonpersonal service is projected to be $1.87 billion, with the increase of $97 million used primarily to fund Year 2000 compliance and related activities in the Office for Technology.

      Total spending for general State charges is projected to grow by $47 million (2.1 percent) in 1999-2000. The increase is comprised of higher payments for health insurance, Court of Claims settlements and taxes on State-owned lands, offset by decreases for pension contributions and higher reimbursements for fringe benefit costs charged to positions financed by non-General funds, which lower General Fund expenses.

      Transfers in support of debt service are projected to grow approximately $185 million or 9 percent in 1999-2000, from $2. 10 billion to $2.29 billion. The reclassification of SUNY community college debt service ($36 million) from local assistance accounts for a portion of this annual increase. The remainder reflects annualized costs from prior borrowings and a portion of the Governor's proposed debt reduction program which has the effect of increasing costs in the short-term in order to reduce outstanding debt more rapidly. Transfers in support of capital projects for 1999-2000 are estimated to total $438 million and are comprised of $188 million for direct capital spending to finance a variety of recreational, educational and cultural projects and $250 million as the second annual deposit to the Debt Reduction Reserve Fund (DRRF) that was created in 1998-99. Other transfers decline by $71 million from 1998-99, as the one-time transfers in the current year for the Lottery and Oil Spill Funds do not recur in 1999-2000.

CLOSING GENERAL FUND BALANCE

      The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

NON-RECURRING RESOURCES

      The Division of the Budget projects that the 1999-2000 Financial Plan contains only $33 million in non-recurring resources, or less than one-tenth of one percent of General Fund disbursements. In 1999-2000, the largest one-time resources consist of a $15 million loan repayment from the Long Island Power Authority and $8 million from the anticipated sale of State property at 270 Broadway in New York City. The remaining amounts include various routine transfers to the General Fund.

FUND BALANCES

      The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.42 billion. This fund balance is composed of a reserve of $761 million available for future needs, a $400 million balance in the TSRF, a $158 million balance in the CPF, and a balance of $100 million in the CRF, after a projected deposit of $32 million in 1998-99.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and an updated projection of $1.11 billion for 2000-01, and a $2.08 billion gap for 2001-02. As a result of changes made in the 1998-99 enacted budget the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

      These estimates assume that the Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. The gaps also include $500 minion in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the 1999-2000 Financial Plan recur and grow in value in future years. The Division of the Budget projects that, if the projected budget gap for 2000-01 is closed with recurring actions, the 2001-02 budget gap would be reduced to $963 million under current projections.

      The Executive Budget assumes the use of the $1.79 billion tax reduction reserve to offset the incremental loss in tax receipts resulting from previously enacted and proposed tax reductions beginning in 2000-01. The Financial Plan currently assumes that $589 million of the reserves (about one-third of the amount available) will be applied in 2000-01, with the remaining $1.2 billion used in 2001-02. The State may alter how it apportions the reserves across the three years of the projection period.

      The Governor is required by law to propose a balanced budget each year and Will propose steps necessary to address any potential remaining budget gaps in subsequent budgets. The Division of the Budget estimates that the State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-967 1996-97 and 1997-98 fiscal years, respectively, and ended each of these years with a cash surplus.

Receipts

      General Fund receipts fall to an estimated $35.99 billion in 2000-01 reflecting the incremental impact of already enacted tax reductions, the impact of prior tax refund reserve transactions and the earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $36.20 billion in 2001-02, again re receipts growth, as well as the incremental impact of tax reductions recommended with the Executive Budget.

      Personal income tax receipts are projected to decline to $20.72 billion in 2000-01. The decline from 1999-2000 reflects the positive impact of tax refund reserve transactions on 1999-2000 receipts and reduced growth in underlying liability. The slowdown in liability growth results from a moderate slowdown in personal income and wage increases and an end to the rapid escalation in taxable capital gains realizations. In addition, receipts are reduced by the incremental value of the STAR tax reduction plan and the required deposit of personal income tax receipts into the STAR Fund. Personal income tax receipts for 2001-02 are projected to increase to $20.94 billion. The modest increase results from continued normal growth in liability offset by increasing deposits to the STAR Fund.

      Receipts from user taxes and fees are estimated to total $6.88 billion in 2000-01, a decline of $281 million from 1999-2000. This decline results, in part, from the dedication of an increased portion of motor fuel tax receipts to the Dedicated Highway and Bridge Trust Fund. Further, receipts growth is reduced due to the incremental impact of already-enacted tax reductions such as the elimination of the sales tax on clothing and shoes priced under $110. User taxes and fees receipts increase to an estimated $7.10 billion by 2001-02. Moderate economic growth projected over the next several years will keep underlying growth in the sales tax base in the 4 to 5 percent range over the 2000-01 and 2001-02 periods.

      Business tax receipts are estimated to decline to $4.33 billion in 2000-01 as the impact of recently enacted tax reductions begin to take effect. Receipts are projected to fall to $4.19 billion in 2001-02, reflecting the ongoing effect of business tax reductions and the recommended changes associated with energy tax reform and reduction, as well as other business tax reductions proposed in the 1999-2000 Executive Budget.

      Other taxes are projected to decline to $813 million in 2000-01 as the impact of estate tax reductions and the elimination of the gift tax begin to affect receipts. Further, the remainder of receipts from the real property gains tax will fall off as prior year liabilities and assessments are drawn down. Other tax receipts fall to an estimated $772 million in 2001-02 as the impact of estate and gift tax reduction provisions enacted in 1997 are fully phased in.

      Miscellaneous receipts are estimated to total $1.20 billion in 2000-01, a decline of $38 million from the prior year. Receipts in this category are projected to reach $1.17 billion in 2001-02.

      Transfers from other funds are estimated to grow to $2.04 billion in 2000-01, including the transfer back to the General Fund of Capital Projects Fund resources. Transfers fall slightly in 2001 -02 as normal growth in LGAC transfers associated with the sales tax is offset by declines in other transfers.

Disbursements

      The State currently projects spending to grow by $1.09 billion (2.9 percent) in 2000-01 and an additional $1.8 billion (4.7 percent) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending.

      Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.04 billion in 2000-01 and $1.46 billion in 2001-02. School aid, which accounts for the largest share of General Fund spending, is projected to grow by $612 million (6.1 percent) in 2000-01 and $578 million (5.5 percent) in 2001-02. Continuing growth in building aid and selected operating aid drives most of this higher spending. Other education spending, particularly in pre-school handicapped programs, is also expected to grow strongly, increasing by roughly $70 million (8 to 9 percent) annually, as enrollment growth and higher per pupil costs produce higher growth.

      Medicaid is the next largest General Fund program. Spending is expected to grow by $313 million (5.7 percent) in 2000-01 and $452 million (7.8 percent) in 2001-02. Consistent with national trends, underlying growth in health care costs is projected at 6.5 percent over the projection period. The State expects proposed cost containment and managed care to reduce the Medicaid program's spending base, but not to alter the underlying forces driving the rise in health care costs. In welfare, spending is expected to increase by less than 3 percent in 2000-01, but grow at 6 percent in 2001-02 as caseloads stabilize and federal work participation rules require additional State resources. Spending on Children and Families Services is expected to increase rapidly in both 2000-01 and 2001 -02, reflecting welfare-to-work investments and the loss of federal money in 2001-02 that is currently used to offset General Fund spending. Mental hygiene programs continue to grow faster than inflation because of recently enacted community investment commitments, as well as the continued loss of federal offsets. Most other programs are expected to grow at historical rates, generally around inflation.

      State operations costs are projected to increase by $179 million (2.6 percent) in 2000-01 and $171 million (2.4 percent) in 2001-02. Most of this increase reflects the costs of staffing additional correctional facilities, the loss of federal money used to offset General Fund spending in mental hygiene agencies, modest inflationary increases in non-personal service costs, and additional spending for computer systems and technology initiatives. Consistent with past practice, the State's outyear projections do not assume any new costs from collective bargaining agreements negotiated after the current round of contracts expire in April.

      General State charges are projected to increase by $95 million in 2000-01 and $76 million in 2001-02. The growth reflects inflationary increases for health insurance and other benefits for State employees. The projections do not assume any changes in existing benefits.

      Capital project transfers are expected to increase as a result of the Governor's proposed debt reduction initiatives that drive higher pay-as-you-go spending in the future. Other transfers show little change in the outyears.

OTHER GOVERNMENTAL FUNDS

      In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

Special Revenue Funds

      Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total governmental funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs.

      For 1999-2000, the Financial Plan projects disbursements of $30.54 billion from Special Revenue Funds ("SRFs") derived from either State or federal sources, an increase of $537 million or 1.8 percent over 1998-99. Disbursements from State SRFs are projected at $8.61 billion, an increase of $315 million or
3.8 percent from 1998-99. The STAR program, disbursements for which increase by $638 million from 1998-99, accounts for most of the year-to-year growth in State SRF spending. The elimination of medical provider assessments on April 1, 1999 partially offsets this growth. Disbursements from federal SRFS, which account for approximately three-quarters of all special revenue spending, are estimated at $21.93 billion in 1999-2000, an increase of $222 million or 1.0 percent from 1998-99. The year-to-year growth in federal SRF spending is primarily due to increases in federal contributions for Children and Family Assistance ($123 million), education ($170 million), labor ($89 million) and the expanded Child Health Plus program ($96 million), offset by a decrease in welfare ($259 million).

Capital Projects Funds

      Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

      Disbursements from Capital Projects funds in 1999-2000 are estimated at $4.41 billion, or $145 million higher than 1998-99. The proposed spending plan includes: $2.61 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $709 million for environmental activities; $348 million for correctional services; $272 million for SUNY and CUNY; and $271 million for mental hygiene projects.

      Approximately 22 percent of capital projects spending in 1999-2000 is proposed to be financed with State "pay-as-you-go" resources. State-supported bond issuances, including general obligation bonds and lease-purchase/contractual obligations, finance 46 percent of capital projects spending, with federal grants financing the remaining 32 percent.

Debt Service Funds

      Debt Service Funds are used to account for the payment of principal and interest on long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements (see the section entitled "Debt and Other Financing Activities ? Outstanding Debt of the State and Certain Authorities" in this AIS). This fund type is expected to comprise 3.8 percent of total governmental fund receipts in the 1998-99 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund, Capital Projects Funds and Special Revenue Funds, pursuant to law.

      Disbursements from Debt Service Funds are estimated at $3.68 billion in 1999-2000, an increase of $384 million in debt service costs from 1998-99. The increase in debt service is primarily attributable to bonds previously issued in support of the following: $131 million for State and local highway and bridge programs financed by the Dedicated Highway and Bridge Trust Fund; $80 million for SUNY and CUNY higher education purposes, and $38 million for the mental hygiene programs financed through the Mental Health Services Fund. Disbursements on bonds for SUNY's upstate community colleges, previously appropriated as local aid, have now been reclassified as debt service spending.

SPECIAL CONSIDERATIONS

GENERAL

      The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are corresponding material and adverse effects on the State's projections of receipts and disbursements. For a discussion of uncertainties in the current economic forecast, see the section entitled "Economic and Demographics ? Current Economic Outlook."

      Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action, as indicated in the section entitled "Current Fiscal Year ? Fund Balances." For more information on litigation pending against the State, see the section entitled "Litigation" in this AIS.

      The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this AIS. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The Division of Budget believes that its projections of receipts and disbursements relating to the 1999-2000 Executive Budget, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire on April 1, 1999. Each percentage increase in employee wages would add roughly $70 million in new Financial Plan costs. Collective bargaining commitments at current inflationary rates would increase labor costs by approximately $480 million by the end of the projection period.

      The State's outyear projections may change substantially as the budget process for 1999-2000 continues. For example, the Governor will propose amendments to the 1999-2000 Executive Budget, as permitted under law. These amendments, which will be reflected in a revised Financial Plan to be released on or before February 26, 1999, may materially and adversely impact the projections set forth in this Update and are likely to include additional funding for public schools. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Update. Finally, the Legislature may not enact the Governor's proposals or the State's actions may be insufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1999-2000 or in future fiscal years.

      The fiscal effects of tax reductions adopted in the last several fiscal years and those proposed by the Governor in the 1999-2000 Executive Budget are projected to grow more substantially beyond the 1999-2000 fiscal year. The incremental annual cost of enacted or proposed tax reductions is estimated to peak at $2.1 billion in 2000-01, then gradually decline to about $1 billion in 2003-04.

      Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

      An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this Update and in the AIS.

      To guard against these risks, the State has projected reserves of $2.36 billion in 1999-2000, comprised of $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

YEAR 2000 COMPLIANCE

      New York State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

      In 1996, the State established the Year 2000 Date Change Initiative to facilitate and coordinate New York State's Y2K compliance effort. The Office for Technology ("OFT"), under the direction of the Governor's Office of State Operations, is responsible for monitoring the State's compliance progress and for providing assistance and resources to State agencies. Each agency is responsible for bringing their individual systems into Year 2000 compliance. Year 2000 compliance has been identified by the Governor as New York State's number one technology priority.

      In 1997, OFF completed a risk assessment of 712 State data processing systems and prioritized those systems for purposes of Year 2000 compliance. The State has estimated that investments of at least $140 million will be required to bring the State's approximately 350 mission critical and high priority systems into Year 2000 compliance. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. The State allocated over $117 million in centralized Year 2000 funding in 1998-99 to those agencies that maintain mission-critical and high-priority systems. Agencies are also expending funds from their capital budgets to address the Year 2000 compliance issue. The State is planning to spend an additional $19 million in 1999-2000 for Year 2000 embedded chip compliance, and is also making a contingent appropriation available for unforeseen emergencies. The Year 2000 compliance effort may require additional funding above amounts assumed in the State Financial Plan, but those amounts are not assumed to be material.

      OFIF is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

      The State is also addressing a number of issues related to bringing its mission critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, state, local and private data partners; completion of an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Year 2000 compliance status information and assurances.

      Since problems could be identified during the compliance testing phase that could produce compliance delays, the State is also requiring its agencies to complete contingency plans for priority systems and business processes by the first quarter of 1999. These plans will be integrated into the State Emergency Response Plan and coordinated by the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State regulated utilities complete Year 2000 activities for mission-critical systems, including contingency plans, by July 1, 1999. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Year 2000 compliance.

      While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

                          TAX REFUND RESERVE ACCOUNT

      Personal income tax net collections in recent years have been affected by the pattern of refund payments made and reflect transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys available to pay tax refunds. The Comptroller deposits into this account tax moneys in the amounts and at the times determined in the discretion of the Commissioner of Taxation and Finance. The deposit of moneys in the account during a fiscal year reduces receipts for such fiscal year, and the withdrawal of moneys from the account increases receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program that are required to be on deposit in this account. Beginning in 1998-99, a portion of personal income tax collections will be deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

      The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures. These financial terms are described in the Glossary of Financial Terms in Exhibit A to this Annual Information Statement.

GENERAL FUND 1995-96 THROUGH 1997-98

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General

Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below. For a description of the principal State taxes and fees, see Exhibit B to this Annual Information Statement.

      New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes (TRANs). A national recession, followed by the lingering economic slowdown in New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

1997-98 Fiscal Year

      The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 199697. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

1996-97 Fiscal Year

      The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

      The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

      The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

      The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

      General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

OTHER GOVERNMENTAL FUNDS (1995-96 THROUGH 1997-98)

      Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority (MTA).

      In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds declined over the three year period from $3.97 billion to $3.56 billion as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund (see "Debt and Other Financing Activities ?
Local Government Assistance Corporation").

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

      The Comptroller prepares a comprehensive annual financial report on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The following table summarizes recent governmental funds results on a GAAP basis. For information regarding the State's account and financial reporting requirements, see the section entitled "State Organization ? Accounting, Financial Reporting and Budgeting."

      General Purpose Financial Statements of the State for the fiscal year ended March 31, 1998 will be available on or before July 28, 1998. Copies of the 1997 report (and of the 1998 report when it is available) may be obtained from the Director of Financial Reporting at the Office of the State Comptroller, Gov. A.E. Smith Building, Albany, N.Y. 12236 (Tel. 518-473-8977).

1997-98 FISCAL YEAR

      The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included operating surpluses in the General Fund ($1.56 billion), in Capital Projects Funds ($232 million) and in Special Revenue Funds ($49 million), offset in part by an operating deficit in Debt Service Funds ($43 million).

GENERAL FUND

      The State reported a General Fund operating surplus of $1.56 million for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP basis. The 1997-98 fiscal year operating surplus resulted in part from higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by an increase in payables to local governments of $308 million and tax refunds payable of $147 million.

      Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million, or 5.0 percent, spurred by increased consumer confidence. Business taxes grew $28 million, an increase of
0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent decrease, due to a decline in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

      Expenditures increased $147 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in education and social services. Education expenditures grew $391 million (3.6 percent), mainly due to an increase in State support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) to fund growth in these programs. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (28.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contributions of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

      Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

Special Revenue, Debt Service and Capital Projects Fund Types

      An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

      Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

      An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste-water treatment projects. Net other financing sources increased by $ 100 million primarily as a result of a decrease 'in transfers to certain public benefit corporations engaged in housing programs.

1996-97 FISCAL YEAR

      The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

General Fund

      The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

      Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

      Expenditures increased $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

      Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

Special Revenue, Debt Service and Capital Projects Fund Types

      An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

      Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

      An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

1995-96 FISCAL YEAR

      The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

General Fund

      The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

      Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate EMPLOYMENT AND WAGE GROWTH AND THE STRONG FINANCIAL markets during

1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

      Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

      Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

Special Revenue, Debt Service and Capital Projects Fund Types

      An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

      Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

      An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

                          ECONOMICS AND DEMOGRAPHICS

      This section presents economic information about the State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data and analysis may be interpreted differently, according to the economist or other expert consulted.

CURRENT ECONOMIC OUTLOOK

      The State Financial Plan is based upon a February 1998 projection by DOB of national and State economic activity. The information in this section and in the tables below summarize the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

      The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16 1/2 million jobs have been added nationally. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

      The State has updated its mid-year forecast of national and State economic activity through the end of calendar year 2000. At the national level, although the current projected nominal growth rate for 1999 represents only a small change from the earlier forecast, in real, inflation-adjusted terms, the annual growth rate is now anticipated to be significantly higher than had been previously predicted. However, even with the upward adjustment in the forecast, economic growth nationally during both 1999 and 2000 is still expected to be slower than it was during 1998. The financial and economic turmoil which started in Asia and has spread to other parts of the world is expected to continue to negatively affect U. S. trade balances throughout most of 1999 and could reduce
U. S. economic growth even more than projected. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is forecasted to slow in 1999 as consumer confidence retreats from historic highs and stock market gains cease to provide massive amounts of extra discretionary income. However, the lower short-term interest rates which are projected to be in force during 1999 are expected to help prevent a more severe drop in overall economic growth.

      The revised forecast projects real Gross Domestic Product ("GDP") growth of 2.4 percent in 1999, well below the projected 1998 growth rate of 3.7 percent. In 2000, real GDP growth is expected to continue at a similar pace, increasing by 2.3 percent. The growth of nominal GDP is projected to decline from 4.8 percent in 1998 to 3.6 percent in 1999, then rise somewhat to 4.0 percent in 2000. Inflation is expected to exceed the extremely low rate of 1998, but still stay well controlled, with price increases of slightly over two percent in both 1999 and 2000. The annual rate of job growth is expected to decrease from 2.6 percent in 1998 to 2.0 percent in 1999 and 1.5 percent in 2000. Growth in both personal income and wages is also expected to slow somewhat in 1999 and again in 2000, while corporate profits are projected to continue the lackluster performance which began in 1998.

      The State economic forecast has been modified for 1999 and 2000 from the one used in earlier updates of the Financial Plan. Continued growth is projected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9 percent in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by
4.2 percent in 1999 and 4.0 percent in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service, and banking sectors.


      The forecast for continued growth, and any resultant impact on the State's 1998-99 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the economic weakness in Asia. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

THE NEW YORK ECONOMY

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

      Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

      Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      The importance of the different sectors of the State's economy relative to the national economy is shown in the following table, which compares nonagricultural employment and income by industrial categories for the State and the nation as a whole. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

ECONOMIC AND DEMOGRAPHIC TRENDS

      In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. The following table compares per capita personal income for the State and the nation.

                      DEBT AND OTHER FINANCING ACTIVITIES

LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS

      State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in the Glossary of Financial Terms in Exhibit A and in more detail below.

GENERAL OBLIGATION AND STATE-GUARANTEED FINANCING

      There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

      Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

      In February 1997, the Job Development Authority (JDA) issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCING

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below).

      The State also participates in the issuance of certificates of participation (COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

      The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

MORAL OBLIGATION AND OTHER FINANCING

      Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1998-99 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy MAC). The bonds issued by Troy MAC do not include the moral obligation provisions.

      The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds formerly issued by the New York State Medical Care Facilities Finance Agency (MCFFA) and now included as debt of the DASNY in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1998-99 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

      In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

1998-99 BORROWING PLAN

      The State anticipates that its capital programs will be financed, in part through borrowings by the State and its public authorities in the 1998-99 fiscal year. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

      The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

      As described below, efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs will modestly reduce projected borrowings in 1998-99. The State's 1998-99 borrowing plan now projects issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANS) and $154 million in general obligation commercial paper. The State has issued $179 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $83 million will be used to finance agency equipment acquisitions, and $96 million to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million for information technology related to welfare reform, originally anticipated to be issued during the 1998-99 fiscal year, is now expected to be delayed until 1999-2000.

      Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.85 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99. Included therein are borrowings by: (i) Dormitory Authority of the State of New York (DASNY) for the State University of New York
(SUNY); the City University of New York (CUNY); health, mental health and educational facilities including the State Education Department; new facilities for the Office of the State Comptroller and the New York State and Local Retirement Systems; and for parking facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) Urban Development Corporation (UDC) (doing business as the Empire State Development Corporation) for prison and sports facilities; (iv) Housing Finance Authority (HFA) for housing programs; and (v) the Environmental Facilities Corporation (EFC) and the Energy Research and Development Authority
(ERDA) for environmental projects. This includes an estimated $247 million to be issued for the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes, consisting of sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. Four public authorities (Thruway Authority, DASN-Y, UDC and HFA) are authorized to issue bonds to finance a total of $425 million of CEFAP projects under this program. The 1999-2000 Executive Budget proposes reducing CEFAP by $75 million to $350 million.

      The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

STATE-SUPPORTED DEBT OUTSTANDING

General Obligation Bond Programs

      The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The amount of general obligation bonds and BANs issued in the 1995-96 through 1997-98 fiscal years (excluding bonds issued to redeem BANs) were $333 million, $439 million, and $486 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1998, the total amount of outstanding general obligation debt was $5.03 billion, including $294 million in BANs.

Lease-Purchase and Contractual-Obligation Financing Programs

      The second type of State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

      The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Some of the major capital programs financed by lease-purchase and contractual obligation agreements are highlighted below.

      Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs for rail and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

      Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Legislation enacted in 1996 authorized a five-year, $12.7 billion plan for State and local highways and bridges through 1999-2000, to be financed by a combination of federal grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and a small amount of general obligation bonds remaining under previous authorizations. The 1998-99 enacted budget increased this plan to $13 billion.

      The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program. See the section entitled "Authorities and Localities" for additional information about the MTA.

      Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with the DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees. The following tables have been adjusted to reflect DASNY's SUNY Upstate Community Colleges program as State-supported debt.

      The 34 SUNY campuses include more than 2,300 buildings including classrooms, dormitories, libraries, athletic and student facilities and other buildings of which 84 percent are over 20 years of age. Together with the 30 SUNY community colleges, the SUNY system serves nearly 290,000 full-time students. The CUNY system is composed of 11 senior colleges and 6 community colleges that serve approximately 150,000 full-time students.

      Mental Hygiene/Health. The State provides care for its citizens with mental illness, mental retardation, and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD) and the Office of Alcoholism and Substance Abuse Services (OASAS). Historically, this care has been provided at large State institutions. Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD has closed 12 of its 20 developmental centers. OMH has reduced its adult institutional population from 22,000 in 1982 to 5,825 at the end of 1997-98.

      In 1997, OMH released a "Statewide Comprehensive Plan for Mental Health Services 1997-2001." The plan presents the programmatic and fiscal strategy of implementing an integrated community-based system of care, de-emphasizing State adult inpatient hospitalization. It estimates that the State-operated adult inpatient census will decline to a range of 3,700 to 4,700 by the end of the decade. As OMH approaches its long-term census targets and inpatient bed needs diminish, plans are underway to develop alternative uses for surplus facilities. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY.

      Various capital programs for Department of Health facilities have also been financed by DASNY using contractual-obligation financing arrangements.

      Corrections. During the 10-year period 1983-92, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 70,000 inmates in 70 facilities with 3,000 buildings. Although the Department of Correctional Services (DOCS) capital program was focused primarily on rehabilitation of existing facilities in the early 1990s, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The 1997-98 budget authorized the addition of approximately 3,100 beds in response to this population growth. The 1998-99 enacted budget authorized an additional 1,500 beds.

      Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services (formerly known as the Division for Youth), and Youth Opportunity Centers; the State's housing programs; and various environmental, economic development, and State building programs. In addition, DASNY has issued taxable pension bonds to refinance the balance of a pre-existing State pension liability, for the purpose of achieving present value savings.

      The following table shows the total amount of authorized and outstanding State-supported debt as of March 31, 1998. In addition to showing the amounts of authorized and outstanding general obligation and LGAC debt, the table provides the amount of authorized and outstanding lease-purchase and contractual obligation debt by purpose, issuer, and program. Debt authorizations for general obligation bonds and LGAC are for entire programs which are approved or enacted all at one time and are expected to be fully issued. Authorizations for lease-purchase and contractual-obligation debt for the State's capital programs are generally enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not however, indicate an intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. For example, there are no current plans for the Thruway Authority to issue any of the authorizations for the suburban transportation program or the remaining emergency highway authorizations.

STATE-RELATED DEBT OUTSTANDING

      The category of State-related debt includes the State-supported debt described above, moral obligation and certain other financings and State-guaranteed debt. The total State-related debt has decreased during each of the lost three fiscal years, with substantial decreases in moral obligation financing.

DEBT SERVICE REQUIREMENTS

       The current and future debt service (principal and interest) requirements on State supported debt outstanding as of March 31, 1998 for the fiscal years 1999-2003 are $3.46 billion, $3.45 billion, $3.37 billion, $3.38 billion, and $3
 .13 billion, respectively. The requirements of LGAC and Other Financing Obligations of public authorities are the gross amounts due from the authorities to bondholders within the fiscal year when the authority makes the payment. The amounts shown do not reflect other associated costs or revenues anticipated to be available, such as interest earnings or capitalized interest. Thus, the requirements shown are generally in excess of the amounts paid by the State during the State fiscal year.

LONG-TERM TRENDS

       During the prior ten years, State-supported long-term debt service increased by 9.1 percent annually to $3.20 billion by 1997-98 as available revenues increased by 3.8 percent annually. The relative comparable growth in revenues and debt service resulted in increases in the ratio of debt service to revenues from fiscal years 1988-89 to 1997-98. The ratio is estimated to increase to 7.25 percent in fiscal year 1998-99.

      Principal and interest payments on general obligation bonds and interest payments on BANs were $749.7 million for the 1997-98 fiscal year, and are estimated to be $753.4 million for 1998-99. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $326.6 million for the 1997-98 fiscal year, and are estimated to be $345.6 million for 1998-99. State lease-purchase and contractual-obligation payments (including State installment payments relating to COPs), classified as

"Other Financing Obligations", were $2.12 billion in fiscal year 1997-98, and are estimated to be $2.40 billion in fiscal year 1998-99.

      Total outstanding State-related debt increased from $24.89 billion at the end of the 1988-89 fiscal year to $37.00 billion at the end of the 1997-98 fiscal year, an average annual increase of 4.5 percent. State-supported debt increased from $12.46 billion at the end of the 1988-89 fiscal year to $34.25 billion at the end of the 1997-98 fiscal year, an average annual increase of
11.9 percent. During the prior ten year period, annual personal income in the State rose from $367.1 billion to $559.1 billion, an average annual increase of
4.8 percent. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. Expressed in other terms, the total amount of State-supported debt outstanding grew from 3.4 percent of personal income in the 1988-89 fiscal year to 6.1 percent for the 1997-98 fiscal year while State-related debt outstanding declined from 6.8 percent to 6.6 percent of personal income for the same period. These trends are expected to continue in the 1998-99 fiscal year, although State-supported debt outstanding is expected to modestly increase to 6.2 percent of personal income.

                          STATE FINANCIAL PROCEDURES

THE STATE BUDGET PROCESS

      The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance Law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 in years following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

      In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or portion thereof) related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

      Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial

Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance Law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and in January, as part of the Executive Budget.

      The Legislature may enact, subject to approval by the Governor, additional appropriation bills or revenue measures, including tax reductions, during any regular session or, if called into session for that purpose, any special session of the Legislature. In the event additional appropriation bills or revenue measures are disapproved by the Governor, the Legislature has authority to override the Governor's veto upon the vote of two-thirds of the members of each house of the Legislature. The Governor may present deficiency appropriation bills to the Legislature near the end of the fiscal year to supplement inadequate appropriations or to provide new appropriations for purposes not covered by the regular and supplemental appropriation bills.

FISCAL CONTROLS

      The State Constitution requires the Comptroller to audit the accrual and collection of revenues and receipts of the State. In addition, the Comptroller is required to audit all official State accounts and all claims against the State before payment. No such payment may be made unless the Comptroller has approved it.

      Disbursements from the State funds are limited to the lowest of (i) appropriations, (ii) available cash or (iii) in accordance with appropriate legal authority, the amounts allocated by the Director of the Budget. Disbursements requiring federal funding, which must be appropriated, are limited to the amounts anticipated from federal programs and may not be made in the absence of appropriate certifications from the Director of the Budget. Contracts for disbursements in excess of $10,000 require the Comptroller's approval with approval dependent upon, in most cases, the existence of an appropriation and the issuance of a certificate of availability by the Director of the Budget. The Budget Director must review all applications for State participation in continuing grant-or contract-supported programs, with specified exceptions. Certain legislative leaders have the opportunity to make recommendations on the applications.

      No appropriation may be increased or decreased by transfer or otherwise, except by (i) the interchange within a fund, among items of a particular program or purpose, of moneys appropriated for such program or purpose in such fund, with limited exceptions, or (ii) the enactment of certain emergency appropriations. Moneys or other financial resources from one fund may also be loaned to another fund, only if such loan is repaid in full prior to the end of the month in which the loan was made, except as provided by law.

      In addition, the Governor has traditionally exercised substantial authority in administering the State Financial Plan by limiting disbursements after the Legislature has enacted appropriation bills and revenue measures. The Governor may, primarily through DOB, limit spending by State departments, or delay construction projects to control disbursements. An important limitation of the Governor's ability to restrict disbursements is that local assistance payments, which make up approximately 70 percent of General Fund disbursements (including operating transfers to other funds), are generally mandated by statute. The Court of Appeals has held that, even in an effort to maintain a balanced financial plan, neither the Governor nor the Director of the Budget has the authority to refuse to make a disbursement mandated by law.

INVESTMENT OF STATE MONEYS

      The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the federal government or the State, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within seven years of the date they are purchased. Money impounded by the Comptroller for payment of TRANs may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the federal government as to which the payment of principal and interest is guaranteed by the federal government.

ACCOUNTING, FINANCIAL REPORTING AND BUDGETING

      Historically, the State has accounted for, reported and budgeted its operations on a cash basis. Under this form of accounting, receipts are recorded only at the time money or checks are deposited in the State Treasury, and disbursements are recorded only at the time a check is drawn. As a result, actions and circumstances, including discretionary decisions by certain governmental officials, can affect the timing of payments and deposits and therefore can significantly affect the cash amounts reported in a fiscal year. Under cash-basis accounting, all estimates and projections of State receipts and disbursements relating to a particular fiscal year are of amounts to be deposited in or disbursed from the State Treasury during that fiscal year, regardless of the fiscal period to which particular receipts or disbursements may otherwise be attributable.

      The State also has an accounting and financial reporting system based on GAAP and currently formulates a GAAP financial plan. GAAP for governmental entities requires use of (i) the modified accrual basis of accounting for governmental and certain fiduciary fund types to measure changes in financial position, and (ii) the full accrual basis of accounting for public benefit corporations, college and university funds (except for depreciation on fixed assets) and certain fiduciary fund types to measure net income. Under modified accrual procedures, revenues are recorded when they become both measurable and available to finance expenditures; expenditures are generally recognized and recorded when the State incurs a liability to pay for goods or services, or makes a commitment to make State aid payments, regardless of when actually paid. Financial statements prepared in accordance with GAAP differ in format from the State's traditional financial statements in that, among other things, they are prepared on a modified or full accrual basis, whichever is appropriate, rather than on a cash basis and include a combined balance sheet, reflect a reorganization of the State's fund structure and report on the activities of all funds.

STATE GOVERNMENT EMPLOYMENT

      The State has approximately 191,000 full-time equivalent employees funded from all funds, including part-time and temporary employees but excluding seasonal, legislative and judicial employees.

      The current size of the State workforce reflects continuing efforts to streamline operations and improve efficiency. The workforce is now 17.2 percent smaller than it was eight years ago, when it peaked at 230,600 positions and the State began its workforce reduction efforts. During the past four fiscal years, concerted workforce initiatives have resulted in a reduction of about 20,000 positions (more than one half of the overall reduction since 1990), with levels stabilized in the last fiscal year.

      Negotiating units for State employees are defined by the State Public Employment Relations Board. Collective bargaining negotiations are conducted by the Governor's Office of Employee Relations except with respect to employees of the Judiciary, public authorities and the Legislature. Such negotiations include terms and conditions of employment except grade classification policies and certain pension benefits. Approximately 93 percent of the State workforce is unionized. The remainder of the workforce (about 12,000) is designated as managerial or confidential and is excluded from collective bargaining. In practice, however, the results of collective bargaining negotiations are generally applied to all State employees within the executive agencies. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.

      Under the State's Taylor Law, the general statute governing public employee-employer relations in the State, employees are prohibited from striking. This form of job action against the State last occurred in 1979 by employees of the Department of Correctional Services.

STATE RETIREMENT SYSTEMS

GENERAL

      The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 38 percent of the membership during the 1997-98 fiscal year. There were 2,802 other public employers participating in the Systems, including all cities (except New York
City), all counties, most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State.

      As of March 31, 1998, 582,689 persons were in membership and 284,515 pensioners and beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

CONTRIBUTIONS

      Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries.

      By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

      During the 1997-98 fiscal year, the State paid the Systems' 1997-98 estimated bill of $288.2 million. The difference between the amounts paid on the estimated bill and the final bill with interest resulted in an underpayment of the final bill in the amount of $3.1 million and will be billed on March 1, 2000 ($2.9 million if paid on September 1, 1999).

ASSETS AND LIABILITIES

      Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The net assets available for benefits as of March 31, 1998 were $106.3 billion (including $1.9 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 1998 was $84.8 billion. For current retirees and beneficiaries alone the amount was $27.6 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

                           AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES

      The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Annual Information Statement, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled "Debt and Other Financing Activities" in this AIS. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

      The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities that are described under the section entitled "Debt and Other Financing Activities," above. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

      Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of the date of this AIS, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes ? including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax ? that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the 1995-99 Capital Program). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan (Financial Plan) annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October. For current information on the City's Financial Plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller for Public Finance.

FISCAL OVERSIGHT

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority
(TFA) to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

MONITORING AGENCIES

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Recent staff reports also indicate that the City projects a substantial surplus for City fiscal year 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent staff reports by the Control Board, OSDC, City Comptroller, and IBO are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY 10007, Attention: Executive Director, OSDC at 270 Broadway, 23rd Floor, New York, NY 10007, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller for Public Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

      The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

      The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION

GENERAL

      The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1998-99 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to the Annual Information Statement.

      As of the date of this AIS, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

      Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1998-99 Financial Plan. The State believes that the proposed 1998-99 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1998-99 fiscal year. These reserves include (but are not limited to) amounts appropriated for court of claims payments and projected fund balances in the General Fund (for a discussion of the State's projected fund balances for the 1998-99 fiscal year, see the section entitled "Current Fiscal Year"). In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1998-99 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1998-99 Financial Plan.

      With respect to pending and threatened litigation, the State has reported liabilities of $872 million for awarded and anticipated unfavorable judgments, of which $90 million is expected to be paid within the 1998-99 fiscal year. The remainder, $782 million, is reported as a long-term obligation of the State and represents an increase of $552 million from the prior year.

STATE FINANCE POLICIES

INSURANCE LAW

      Proceedings have been brought by two groups of petitioners challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for fiscal years 1986-87 through 1996-97 (New York State Health Maintenance Organization Conference, Inc., et al v. Muhl, et al. ["HMO"], and New York State Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross ?I' and CII'"], Supreme Court, Albany County). By order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination be returned to the payors. The State has appealed this decision. The petitioners did not cross appeal. In Blue Cross II, by amended judgment dated April 2, 1998, the Supreme Court annulled the regulation setting the 1996-97 premium rate and directed that all 1996-97 excess malpractice premiums be returned to the payors. The State will not be obligated in either case to pay moneys to any petitioner. Adverse determinations would result in refunds from the affected insurers.

TAX LAW

      In New York Association of Convenience Stores, el al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. The case was argued before the Court of Appeals on March 24, 1998. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic."

CLEAN WATER/CLEAN AIR BOND ACT OF 1996

      In Robert L. Schulz, et al. v. The New York State Executive, et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes by reference.

      In an opinion dated June 9, 1998, the Court of Appeals affirmed the July 17, 1997 order of the Appellate Division, Third Department, affirming the lower court dismissal of this case. On September 9, 1998, plaintiff sought review of this decision from the United States Supreme Court. On November 2, 1998, the United States Supreme Court denied certiorari.

LINE ITEM VETO

      In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998.

STATE PROGRAMS

MEDICAID

      Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, el al., St. Luke's Nursing Center, el al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v DeBuono et al (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

      In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services (DSS) in June 1992 of a home assessment resource review instrument (HARRI), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

      In several cases, plaintiffs seek retroactive claims for reimbursement for services provided to Medicaid recipients who were also eligible for
Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E. F.
S. Medical Supplies v. Dowling Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and
Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the Court of Appeals denied leave to appeal. The time in which to seek further review has expired in the latter case. By decision and order dated December 15, 1998, the Appellate Division, First Department dismissed Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg v. Wing, Lifshitz
v. Wing, New York State Podiatric Medical Association v. Wing and New York Psychiatric Association v. Wing as time barred.

      Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law ?? 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999 the motion was denied. A final order was entered in Supreme Court on January 26, 1999. The time for the State to appeal from the January 26, 1999 order has not yet expired.

SHELTER ALLOWANCE

      In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has appealed to the Appellate Division, First Department from each and every provision of this judgment except that portion directing the continued provision of interim relief.

CIVIL RIGHTS CLAIMS

      In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ? 1983 and the Equal Educational Opportunity Act, 20 USC ?? 1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. The appeal is pending. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment. That appeal has been consolidated with the appeal of the EIP II appeal, and is also pending.

      On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion has not yet been reduced to an order.

LINE ITEM VETO

      In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the court denied the State's motion to dismiss. On January 27, 1999, the State appealed that order.

REAL PROPERTY CLAIMS

      On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

      In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions are returnable March 29, 1999.

      Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v State of New York et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

                   EXHIBIT A TO ANNUAL INFORMATION STATEMENT

GLOSSARY OF FINANCIAL TERMS

      The following glossary, which is an integral part of this Annual Information Statement, includes certain terms that are used herein and are intended for use only in connection with the entire Annual Information Statement.

      Appropriation: An appropriation is a statutory authorization against which liabilities may be incurred during a specific year, and from which disbursements may be made, up to a stated amount, for the purposes designated. Appropriations generally are authorizations, rather than mandates, to spend, and disbursements from an appropriation need not, and generally do not, equal the amount of the appropriation. An appropriation represents maximum spending authority. Appropriations may be adopted at any time during the fiscal year.

      Bond Anticipation Note or BANs: A bond anticipation note is a short-term obligation, the principal of which is paid from the proceeds of the bonds in anticipation of which such note is issued.

      Capital Projects Funds: Capital Projects Funds, one of the four GAAP-defined governmental fund types, account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds).

      Cash Basis Accounting: Accounting, budgeting and reporting of financial activity on a cash basis results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

      Certificates of Participation or COPs: Certificates of Participation represent proportionate interests in certain lease payments made by the State with respect to equipment or real property of the departments and agencies of the State. Such lease payments are subject to annual appropriation by the Legislature and the availability of money to the State for making such payments.

      College and University Funds: College and University Funds account for the operations of both the State University of New York and the senior colleges of the City University of New York, including the research foundations, endowment loan fund and capital and debt related activity.

      Community Projects Fund or CRF: The State created this fund within the General Fund in 1996 to fund certain community projects for the Legislature and the Governor. The State transfers moneys from other General Fund accounts into the CPF, as provided by law. Spending out of the CPF is governed by specific appropriations for each account in the Fund.

      Contingency Reserve Fund or CRF: This fund was established in 1993 to assist the State in financing the costs of any extraordinary known or anticipated litigation. Deposits to this fund are made from the General Fund.

      Contractual-Obligation Financing: Contractual-obligation financing is an arrangement pursuant to which the State makes periodic payments to a public benefit corporation under a contract having a term not less than the amortization period of debt obligations issued by the public benefit corporation in connection with such contract. Payments made by the State are used to pay debt service on such obligations and are subject to annual appropriation by the Legislature and the availability of moneys to the State for the purposes of making contractual payments.

      Debt Reduction Reserve Fund or DRRF: The State created the DRRF in 1998 to accumulate surplus revenues to pay debt service costs on State-supported bonds and to retire or defease such bonds. The State will make deposits to the DRRF from the General Fund. Use of reserve funds requires an appropriation.

      Debt Service: Debt service refers to the payment of principal of and interest on bonds, and interest on bond anticipation notes and tax and revenue anticipation notes, in accordance with the respective terms thereof.

      Debt Service Funds: Debt Service Funds, one of the four GAAP-defined governmental fund types, account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      Deficiency Budget: A deficiency budget provides for appropriations to meet actual or anticipated obligations in excess of available appropriations or for needs not foreseen when the original or supplemental budgets were adopted. A deficiency budget is usually introduced near the end of the fiscal year to which it relates.

      Disbursement: A disbursement is a cash outlay and includes transfers to other funds.

      Executive Budget: The Executive Budget is the Governor's constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. The Executive Budget is an overall plan of recommended appropriations. It projects disbursements and expenditures needed to carry out the Governor's recommended program and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan (defined below) which is adjusted after the Legislature acts on the Governor's submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.

      Expenditure: An expenditure, in GAAP terminology, is a decrease in net financial resources as measured under the modified accrual basis of accounting. In contexts other than GAAP, the State uses the term expenditure to refer to a cash outlay or disbursement.

      Fiduciary Funds: Fiduciary Funds refers to a GAAP-defined fund type which accounts for assets held by the State in a trustee capacity or as agent for individuals, private organizations and other governmental units and/or other funds. These funds are custodial in nature and do not involve the measurement of operations. Although the Executive Budget for a fiscal year generally contains operating plans for Fiduciary Funds, and their results are included in the Comptroller's GAAP-based financial statements, they are not included in the State Financial Plan.

      Fiscal Year: The State's fiscal year commences on April 1 and ends on March 31. The term fiscal year refers to the fiscal year of the State unless the context clearly indicates otherwise.

      Fund Accounting: The accounts of the State are presented on the basis of GAAP funds and account groups, each of which is considered a separate accounting entity. The operations of each fund are accounted for with a separate set of self-balancing accounts that comprise the fund's assets, liabilities, fund equity, revenues, and expenditures, or expenses, as appropriate. Government resources are allocated to and accounted for in individual funds based upon the purposes for which they are to be spent and the means by which spending activities are controlled.

      GAAP: GAAP refers to generally accepted accounting principles for state and local governments, which are the uniform minimum standards of and guidelines for financial accounting and reporting prescribed by the Governmental Accounting Standards Board. GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid.

      General Fund: The General Fund, one of the four GAAP-defined governmental fund types, is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

      Governmental Funds: Governmental funds refers to a category of GAAP-defined funds which account for most governmental functions and which, for the State, include four GAAP-defined governmental fund types: the General Fund, Special Revenue Funds, Debt Service Funds, and Capital Projects Funds. The State's projections of receipts and disbursements in the governmental funds comprise the State Financial Plan.

      Interfund Transfers: Under GAAP fund accounting principles, each fund is treated as a separate fiscal and accounting unit with limitations on the kinds of disbursements to be made. To comply with these limitations, moneys are moved from one fund to another to make them available for use in the proper fund, and are accounted for as "interfund transfers."

      Lease-Purchase Financing: Lease-purchase financing is an arrangement pursuant to which the State leases facilities from a public benefit corporation or municipality for a term not less than the amortization period of the debt obligations issued by the public benefit corporation or municipality to finance acquisition and construction, and pays rent which is used to pay debt service on the obligations. At the expiration of the lease, title to the facility vests in the State in most cases. Generally the State's rental payments are expressly subject to annual appropriation by the Legislature and availability of moneys to the State for the purposes thereof.

      Moral Obligation Financing: Moral obligation financing is an arrangement pursuant to which the State provides, by statute, that it will pay such money as may be required to make up any deficiency in a debt service reserve fund established to assure payment of designated bonds. Moral obligation payments are subject to appropriation by the Legislature.

      Receipts: Receipts consist of cash actually received during the fiscal year and include transfers from other funds.

      Revenue   Accumulation  Fund:  This  fund  holds  certain  tax  receipts temporarily before their deposit into other funds.

      Revenues: Revenues, in GAAP terminology, are an increase in net financial resources, as measured for governmental funds under the modified accrual basis of accounting. In contexts other than GAAP, the State uses the term revenues to refer to income or receipts.

      Short-Term Investment Pool or STIP: The combination of available cash balances in funds within the State Treasury on a daily basis for investment purposes.

      Special Revenue Funds: Special Revenue Funds, one of the four GAAP-defined governmental fund types, account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes.

      State Financial Plan: The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the Budget based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the Director of the Budget, and is updated quarterly, or more frequently as necessary, during the fiscal year.

      State Funds: State funds refers to a category of funds which includes the General Fund and all other State controlled moneys, excluding federal grants. This category captures all governmental disbursements except spending financed with federal grants.

      Supplemental Budget: A supplemental budget provides additional appropriations for the support of government made after adoption of the budget for the fiscal year. Under the State Constitution, the Governor may, with the consent of the Legislature, submit supplemental appropriations bills at any time before the close of a legislative session.

      Tax and Revenue Anticipation Notes or TRANS: Notes issued in anticipation of the receipt of taxes and revenues, direct or indirect for the purposes and within the amounts of appropriations theretofore made.

      Tax Refund Reserve Account: The tax refund reserve account is used to hold moneys available to pay tax refunds. During a given fiscal year, the deposit of moneys in the account reduces receipts and the withdrawal of moneys from the account increases receipts. There is no requirement that moneys withdrawn from this account be replaced.

      Tax Stabilization Reserve Fund or TSRF: This fund was created to hold surplus revenue that can be used in the event of any unanticipated General Fund deficit. Amounts within this fund can be borrowed to cover any year-end deficit and must be repaid within six years in no less than three equal annual installments. The fund balance cannot exceed two percent of General Fund disbursements for the fiscal year; contributions are limited to two-tenths of one percent of General Fund disbursements in that year.

                   EXHIBIT B TO ANNUAL INFORMATION STATEMENT

PRINCIPAL STATE TAXES AND FEES

      Personal income taxes are imposed on the New York income of individuals, estates and trusts. Personal income taxes will account for 56 percent of estimated General Fund receipts during the State's 1998-99 fiscal year. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for federal personal income tax purposes, with certain modifications. Legislation enacted in 1991 phased out the benefit of graduated income tax tables for taxpayers with adjusted gross income above $100,000. A State earned income tax credit is allowed at 20 percent of the federal credit. Under legislation enacted in 1995 the top tax rate fell to 7.59375 percent for the 1995 tax year, 7.125 percent for the 1996 tax year, and 6.85 percent for the 1997 tax year and thereafter, and the standard deduction was increased over the same period. Legislation in 1998 accelerated the credit available to farmers for property taxes, excluded certain income recovered by holocaust victims, and increased the dependent care credit for those with incomes under $50,000 beginning in 1999.

      USER TAXES AND FEES consist of several taxes on consumption, the largest of which is the State sales and use tax. The sales and use tax applies to the sale or use within the State of most tangible personal property, commercial and industrial utility service billings, charges for meals, hotel and motel occupancy and admission charges, as well as certain services. The State sales tax rate is 4 percent. Of the 4 percent tax rate, 3 percent is deposited in the General Fund and 1 percent is deposited to the Local Government Assistance Tax Fund to meet debt service requirements on Local Government Assistance Corporation bonds. Receipts in excess of debt service requirements are transferred back to the General Fund.

      Under legislation enacted in 1996, clothing was exempted from the State sales and use tax for a one week period in January 1997. Other 1996 legislation exempted receipts of parking facilities owned and operated by municipalities and local parking authorities, eliminated the sales tax on certain vessels and aircraft, and eliminated the sales tax on certain printed promotional materials delivered in New York.

      Legislation enacted in 1997 exempted clothing costing less than $100 from the State's 4 percent sales tax for the weeks of September first through the seventh in 1997 and 1998 and will make the exemption permanent on December 1, 1999. Beginning September 1, 1997 the law exempted from the sales tax automotive emissions testing equipment required for tests mandated by the Federal Clean Air Act. In addition, on December 1, 1997 the sales tax was eliminated on: bulk sales costing less than 50 cents made through vending machines; coin operated photocopying; coin operated carwashes; purchase of charter busses; and repair and maintenance of those busses; hot beverages sold through vending machines and food and drink sold through vending machines that would be exempt if sold in a retail store; coin dispensed luggage carts; wine consumed at a wine tasting; admissions to live circuses; and parking services provided by homeowners associations, including condominium and co-op shareholders. The legislation also extended for five years the current exemption from the sales tax of the incremental cost of an alternative fuel vehicle and adds an exemption for receipts from the sale of the service of installing alternative fuel vehicle refueling property and receipts from the retail sale of such property. Finally, the legislation provided that on March 1, 1999 the amount sales tax vendors are allowed keep for their sales tax collection services is increased from 1.5 percent of their sales tax liability not to exceed

$100 per quarter to 3.5 percent of their sales tax liability not to exceed $150 per quarter.

      Legislation in 1998 increased the existing sales tax exemption threshold for clothing in the September 1, 1998 through September 7, 1998 week from $100 to $500 and added footwear to the list of items exempt. The legislation also added an eight-day exemption period for such items from January 17, 1999 through January 23, 1999 and made clothing and footwear costing $110 or less permanently exempt on December 1, 1999. Other initiatives in the legislation exempted computer system hardware used to develop computer software for sale, telecommunications central office equipment, coin operated phone charges of less than 25 cents and college textbooks.

      The State imposes a tax on cigarettes at the rate of 56 cents per package of twenty cigarettes and imposes a tax on other tobacco products equal to 20 percent of the wholesale price of such products. The tax rate on cigarettes was raised from 39 to 56 cents and the tax rate on tobacco products other than cigarettes was increased from 15 percent to 20 percent in 1993.

      Motor fuel and diesel motor fuel taxes are levied at eight cents per gallon upon the sale, generally for highway use, of gasoline and diesel fuel. The diesel fuel tax was reduced to eight cents per gallon on January 1, 1996. Approximately two-thirds of the proceeds of the motor fuel and diesel motor fuel taxes are earmarked for special funds, and the General Fund receives gasoline tax revenues attributable to two and one-quarter cents per gallon and diesel fuel tax revenues attributable to six and one-quarter cents per gallon.

      Motor vehicle fees are derived from a variety of sources, including motor vehicle registration fees and driver licensing fees, which together account for most motor vehicle fee revenue. From April 1, 1993 to December 31, 1994, 13 percent of registration fee receipts were earmarked to the Dedicated Highway and Bridge Trust Fund. On January 1, 1995, this percentage rose to 17 percent and on January 1,1996 (and thereafter) to 20 percent of such receipts. Legislation enacted in 1997 provided for five-year licenses instead of four-year licenses, and for the retention of refunds. Legislation enacted in 1998 reduced motor vehicle registration fees by 25 percent and re-instituted the prior refund policy and increased the percent of such fees earmarked to the Dedicated Highway and Bridge Trust Fund to 28 percent on April 1, 1998, 34 percent on July 1, 1998 and to 45.5 percent on February 1, 1999.

      The State imposes alcoholic beverage excise taxes at various rates on liquor, beer, wine and specialty beverages. Separate licensing fees are imposed on those who sell alcoholic beverages in New York. The fees vary depending on the type and location of the establishment or premises operated by the licensee, as well as the class of beverage for which the license is issued. Legislation enacted in 1998 reduced the excise tax on beer from 16 cents per gallon to 13.5 cents per gallon.

      The highway use tax revenue is derived from three sources: the truck mileage tax, related highway use permit fees and the fuel use tax. The truck mileage tax is levied on commercial vehicles, at rates graduated by vehicle weight, based on miles traveled on State highways. Legislation enacted in 1998 will cut the truck mileage tax by 25 percent beginning in January 1999. Highway use permits are issued triennially at $15 for an initial permit and $4 for a permit renewal. The fuel use tax is an equitable compliment to the State's motor fuel tax and sales tax paid by those who purchase fuel in New York. It is levied on commercial vehicles having three or more axles or a gross vehicle weight of more than 26,000 pounds. Currently all collections from the highway use tax are deposited in the Dedicated Highway and Bridge Trust Fund.

      The State reduced its tax on non-refillable soda containers from two cents to one cent as of December 1, 1995. Legislation enacted in 1997 repeals the remaining 1 cent tax on non-refillable beverage containers on October 1, 1998.

      The State imposes a 5 percent auto rental tax on charges for any rental of passenger cars rented or used in the State, subject to certain exceptions including leases covering a period of one year or more.

      BUSINESS TAXES include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, utilities and certain transportation and transmission companies, and a cents per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. During the State's 1991-92, 1992-93, and 1993-94 fiscal years, business taxes were generally subject to a 15 percent surcharge. Beginning in 1994 the surcharge was phased out over a three-year period and has been eliminated since July 1, 1997.

      The corporation franchise tax is the largest of the business taxes, and the State's third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 9 percent of taxable income allocated to New York and at a rate as low as 8 percent for small businesses. Taxable income is defined as federal taxable income with certain modifications.

      Legislation enacted in 1998 reduces the general business tax rate from 9 percent to 7.5 percent in three steps beginning in 1999; reduced the corporate alternative minimum tax rate from 3.5 percent to 3 percent in two steps beginning in 1998; reduced the fixed dollar minimum corporate tax for most small businesses from $325 to $100 beginning in 1998; reduced the tax rate applied to Subchapter S corporations by 40 percent or more beginning in 1998; adopted an investment tax credit for investment in securities trading infrastructure and institutes tax benefits for investments and employment in emerging technology companies.

      The franchise taxes on public utilities and certain other transmission and transportation companies are the second largest source of receipts among the business taxes. These consist of various franchise taxes imposed on public utilities, including taxes on the utilities' issued stock and taxes on utilities' intrastate gross earnings and gross income.

      Legislation enacted in 1996 provided that as of January 1, 1997, the franchise tax rate imposed on truckers and railroads was reduced from .75 percent to .6 percent of gross earnings. As of January 1, 1998 truckers and railroads were allowed to choose between taxation under this tax or taxation under the general business corporation tax.

      Legislation enacted in 1997 reduced the 3.5 percent gross receipts tax imposed upon gas, electric, and telephone service to 3.25 percent on October 1, 1998 and then to 2.5 percent on January 1, 2000. Local telephone companies and other franchise taxpayers will realize an additional rate cut of .375 percent in their franchise tax on July 1, 2000. Also, the franchise tax on trucking and railroads will be reduced on July 1, 2000 from .6 percent to .375 percent. Additional 1997 legislation established the Power for Jobs program which made 400 megawatts of low cost power available for job creation and expansion with the utilities recouping their losses through a tax credit. Legislation enacted in 1998 expands to 450 megawatts and accelerates the phase-in of the Power for Jobs program.

      Insurance taxes are imposed on insurance corporations, brokers and certain insurers at a basic rate of 9 percent of entire net income allocable to New York, based on the level of activity of an insurance company in the State during the taxable year. In addition, there is a franchise tax on net premiums written or received by insurance corporations on risks resident or located within the State, at rates between 0.8 percent and 1.3 percent, depending on policy type, as well as certain taxes imposed under the Insurance law. Legislation enacted in 1997 provided that on or after January 1, 1998 the overall limit on the combined taxes of 2.6 percent of premiums is reduced, for life insurance companies, to
2.0 percent and the gross premiums tax on such components is decreased from .8 percent to .7 percent. Also, the legislation provides preferential premium tax rates to captive insurance companies that insure the primary risks of their parent and affiliated companies.

      The State imposes a franchise tax on banking corporations at a basic tax rate of 9 percent of entire net income with certain exclusions, and subject to special rates for institutions with low net worth. The 9 percent rate represents a reduction from the rate of 12 percent that was in effect until 1985, when the bank tax was restructured. The 1985 changes were extended through taxable years beginning before January 1, 2001. Legislation enacted in 1997 allows banks a net operating loss deduction which can be carried forward against the bank franchise tax. This applies to NOL's sustained on or after January 1, 2001. The legislation also allows banks to form Subchapter S corporations which will exempt them from taxation under the bank tax and allow the same tax treatment as other Subchapter S subsidiaries. 1998 legislation authorizes an investment tax credit for the purchase of tangible personal property used in a bank's normal course of business as a broker or dealer in connection with the purchase or sale of stocks or bonds.

      The State imposes a petroleum businesses tax on the privilege of operating a petroleum business in the State. It is measured by the quantity of various petroleum products imported into the State for sale or use. The tax is imposed at various cents-per-gallon rates depending on the type of petroleum product. The cents-per-gallon tax rates are indexed to reflect petroleum price changes but are limited to changes of no more than 5 percent of the tax rate in any one year. The portion of the receipts from this tax deposited to the General Fund has declined significantly, reflecting the dedication of receipts to transportation accounts, and the adoption in 1994,1995, and 1996 of a variety of tax relief measures. Legislation enacted in 1996, which will be fully phased in on April 1, 1999, provided for reductions in the petroleum business taxes on residual petroleum, non-automotive diesel and diesel fuel used by motor vehicles and railroads, utilities, and commercial enterprises, and the elimination of the petroleum business taxes imposed on fuel used in manufacturing. In addition, the legislation also provides reimbursements of the tax paid for aviation gasoline when the fuel is consumed outside New York.

      OTHER TAX REVENUES include taxes on pari-mutuel wagering, estate and gift taxes, taxes on real estate transfers and on gains from the sale of certain real estate where the consideration exceeds $1 million, and certain other minor taxes.

      The State imposes estate taxes on the estates of deceased New York residents, and on that part of a nonresident's net estate made up of real and tangible personal property located within New York State, in excess of any gifts already made. Estate tax rates range from 2 percent of the first $50,000 of net taxable transfers to 21 percent of net taxable transfers in excess of $10,100,000. Estate tax liability is computed on the basis of the federal definition of "gross estate". Reflecting the composition of many decedents' estates in New York, collections of this tax are heavily influenced by fluctuations in the value of common stock. Under legislation enacted in 1997 the State estate tax will be reduced in 1998 and then converted to a pick-up tax on February 1, 2000. Legislation enacted in 1998 generally extends the provisions of the 1997 federal statutory changes to New York estates. The most meaningful provisions extend the benefits available to family-owned businesses, and property with conservation easements.

      Gift taxes are imposed on taxable gifts made during a taxpayee's lifetime after allowable exclusions. In recent years, certain factors, such as higher permissible marital deductions and the unification of the estate and gift taxes and tax credits have resulted in a substantially reduced gift tax base. In 1996, legislation was enacted to correct a technical problem that prevented some gift taxpayers from receiving the full advantage of these tax deductions. Under legislation enacted in 1997 the gift tax will be reduced in 1999 and then repealed on January 1, 2000.

      The real estate transfer tax applies to each real property conveyance, subject to certain exceptions, at a rate of $2 for each $500 of consideration or fraction thereof. Legislation enacted in 1995 dedicated a portion of real estate transfer tax receipts for deposit into the Environmental Protection Fund (EPF). Legislation enacted in 1996 extended and expanded the tax reductions for the transfer of property into a real estate investment trust and earmarked all receipts remaining after deposits in the EPF to the Clean Water / Clean Air Debt Service Fund. Receipts in excess of the debt service requirements are transferred back to the General Fund. Legislation enacted in 1998 increases the amount dedicated to the EPF to $112 million.

      The real property gains tax had been levied at the rate of 10 percent on gains derived from certain real property transactions where the consideration is $1 million or more. Legislation adopted in 1996 repealed the real property gains tax on transfers occurring on or after June 15, 1996; however, some receipts continue to flow to the General Fund based on transactions occurring prior to such date.

      The State levies pari-mutuel taxes on wagering activity conducted at horse racetracks and more recently at simulcast theaters and off-track betting parlors through the State. In previous years the State temporarily reduced its tax rates and expanded simulcast opportunities and increased purses. Legislation enacted in 1998 extends the tax cut and simulcast provisions to 2002. In addition to pari-mutuel taxes, a 4 percent tax is levied on the charge for admissions to racetracks and simulcast theaters, and a 5.5 percent tax is levied on gross receipts from boxing and wresting exhibitions, including receipts from broadcast and motion picture rights.

      MISCELLANEOUS RECEIPTS AND OTHER REVENUES include various fees, fines, tuition, license revenues, lottery revenues, investment income, assessments on various businesses (including healthcare providers), and abandoned property. Miscellaneous receipts also include minor amounts received from the federal government and deposited directly in the General Fund. Legislation enacted in 1997 provides for a phase-out of most of the assessments on health care providers by April 1, 2001. Legislation enacted in 1998 accelerates the phaseout of the health care provider assessments.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     Exhibit
     Number    Description
     ------    -----------

      (a.1)    Registrant's Articles of Incorporation.(1)
      (a.2)    Registrant's Amended and Restated Articles of Incorporation.(3)
      (a.3)    Registrant's Form of Articles Supplementary.(5)
      (a.4)    Registrant's Form of Articles Supplementary. (8)
      (b.1)    Registrant's By-Laws.(1)
      (b.2)    Registrant's Amended and Restated By-Laws.(3)
      (c.)     None.
      (d.1)    Form of Advisory Agreement between Registrant and OFFITBANK with respect to the High Yield, Global Debt and Emerging Markets
               Funds.(3)
      (d.2)    Form of Advisory Agreement between the Registrant and OFFITBANK with respect to the Global Convertible, Latin America Equity,
               National Municipal, California Municipal and New York Municipal
               Funds.(5)
      (d.3)    Amendment to Advisory Agreement between the Registrant and
               OFFITBANK reflecting the change in name of the Latin America
               Equity, to Latin America Total Return Fund.(6)
      (d.4)    Form of Advisory Agreement between Registrant and OFFITBANK U.S.
               Government Securities Fund, OFFITBANK Mortgage Securities Fund
               and OFFITBANK Total Return Fund.(8)
      (e.1)    Form of Supplement to the Distribution Agreement between
               Registrant and OFFIT Funds Distributor, Inc. with respect to the
               Global Convertible, Latin America Equity, National Municipal,
               California Municipal and New York Municipal Funds.(5)
      (e.2)    Amendment to the Distribution Agreement between Registrant and
               OFFIT Funds Distributor, Inc. reflecting the change in name of the Latin America Equity Fund to Latin America Total Return
               Fund.(6)
      (e.3)    Amendment to the Distribution Agreement in connection with the reclassification of existing shares of each Fund as "Select
               Shares" as of the close of business May 1, 1996, and the
               creation of Advisor Shares.(7)
      (e.4)    Distribution Agreement between Registrant and OFFIT Funds
               Distributor, Inc., filed herewith.
      (f.)     None.
      (g.1)    Form of Custodian Agreement between Registrant and The Chase
               Manhattan Bank, N.A. (the "Custodian") with respect to the High
               Yield, Global Debt and Emerging Markets Funds.(3)
      (g.2)    Form of Custodian Agreement between Registrant and the Custodian with respect to the Global Convertible, Latin America Equity,
               National Municipal, California Municipal and New York Municipal
               Funds.(5)

      (g.3)   Form of Custodian Agreement between Registrant and The Bank of
              New York. (9)
      (g.4)   Form of Amendment to the Custodian Agreement between Registrant and The Bank of New York with respect to the Emerging Markets
              Fund.  (10)
      (h.1)   Form of Shareholder Servicing Agreement between the Registrant and Shareholder Servicing Agents.(7)
      (h.2)   Form of Fund Administration Agreement between Registrant and
              BISYS Fund Services.(8)
      (h.3)   Administration and Accounting Services Agreement between
              Registrant and PFPC Inc., filed herewith.
      (h.4)   Form of Transfer Agency Agreement between Registrant and BISYS
              Fund Services.(8)
      (h.5)   Transfer Agency Agreement between Registrant and PFPC Inc., filed herewith.
      (h.6)   Form of Fund Accounting Agreement between Registrant and BISYS
              Fund Services.(8)
      (i)     Opinion and Consent of Piper & Marbury.(3)
      (j.1)   Consent of Kramer Levin Naftalis &Frankel LLP.
      (j.2)   Consent of PricewaterhouseCoopers LLP.
      (k.)    None.
      (l.1)   Form of Share Purchase Agreement between Registrant and Furman
              Selz Incorporated with respect to the High Yield, Global Debt and
              Emerging Markets Funds.(3)
      (l.2)   Form of Share Purchase Agreement between Registrant and Furman
              Selz Incorporated with respect to the Global Convertible, Latin
              America Equity, National Municipal, California Municipal and New
              York Municipal Funds.(5)
      (l.3)   Form of Share Purchase Agreement between the Registrant and OFFIT
              Funds Distributor with respect to U.S. Government Securities
              Fund, Mortgage Securities Fund and Total Return Fund.(8)
      (m.1)   Form of Plan Distribution.(2)
      (m.2)   Amendment to Plan of Distribution.(7)
      (n.)    Financial Data Schedules
      (o.)    Form of Amended Multiclass Plan Pursuant to Rule 18f-3.(7)

---------------

(1) Exhibit is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A, filed October 8, 1993, Registration Nos. 33-70116 and 811-8036 (the "Registration Statement").
(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 1, filed November
      24, 1993 to the Registration Statement.
(3) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed January
      31 1994, to the Registration Statement.
(4) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 2, filed on August 26, 1994, to the Registration Statement.
(5) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 3, filed on November 25, 1994, to the Registration Statement.
(6) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 6, filed on February 29, 1996, to the Registration Statement.
(7) Exhibit is incorporated herein by reference to Post-Effective Amendment No.7, filed on April
      27, 1996, to the Registration Statement.
(8) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 10, filed on

      February 14, 1997.
(9) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 11, filed on April 30, 1997.
(10) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 12, filed on August 29, 1997.
(11) Exhibit is incorporated herein by reference to Post-Effective Amendment No. 13, filed on January 29, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      None.

ITEM 25.  INDEMNIFICATION.

Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a.1) hereto), Article IV of Registrant's By-Laws (Exhibit (b.1) hereto) and Paragraph V of the Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit (e.4) hereto).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser provides a wide range of asset management services to individuals, institutions and retirement benefit plans.

To the knowledge of Registrant, none of the Directors or executive officers of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.


                                                       PRINCIPAL OCCUPATION OR
                                                        OTHER EMPLOYMENT OF A
                                 POSITION WITH           SUBSTANTIAL NATURE
NAME                               OFFITBANK          DURING THE PAST TWO YEARS
----                               ---------          -------------------------

H. Furlong Baldwin                  Director          Chairman of the Board,
Mercantile Safe Deposit &                             Mercantile Bankshares
Trust Co.
Two Hopkins Plaza
Baltimore, MD  21201

Morris, W. Offit, C.F.A.            Director          Chairman of the Board
OFFITBANK                                             OFFITBANK
520 Madison Avenue
New York, N.Y.  10022

Marchese Alessandro                 Director          Private Investor
   di Montezemolo
200 Murray Place
Southampton, N.Y.  11969

David I. Margolis                   Director          Chairman of the
Coltec Industries Inc.                                Executive Committee,
430 Park Avenue                                       Coltec Industries Inc.
New York, N.Y.  10022

Harvey M. Meyerhoff                 Director          Chairman of the Board,
Magna Holdings, Inc.                                  Magna Holdings, Inc.
25 South Charles Street
Suite 2100
Baltimore, M.D.  21201

George Randolph Packard             Director          U.S. - Japan Foundation
U.S. - Japan Foundation
145 East 32nd Street,
12th Floor
New York, NY  10016

Edward V. Regan                     Director          President, The Jerome
45 Rockefeller Plaza                                  Levy Economics Institute
32nd Floor                                            of Bard College
New York, N.Y.  10017

B. Lance Sauerteig                  Director          Private Investor
130 Edgehill Road
New Haven, CT  06511

Ricardo Steinbruch                  Director
Grupo Vichuna
Rua Itacolomi 412
Higilenopolis
Sao Paolo, S.P. Brazil
01239-020

ITEM 27.  PRINCIPAL UNDERWRITER.

      (a) In addition to the Registrant, OFFIT Funds Distributor, Inc. currently acts as distributor for The OFFITBANK Variable Insurance Fund, Inc.

      (b) The information required by Item 27(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A on Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No.
            8-46960)

      (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of:

      (1)   The OFFITBANK Investment Fund, Inc.
            400 Bellevue Parkway
            Wilmington, DE  19809
            (records relating to the Company)

      (2)   OFFITBANK
            520 Madison Avenue
            New York, New York  10022
            (advisory records)

      (3)   OFFIT Funds Distributor, Inc.
            Four Falls Corporate Center
            West Conshohocken, PA 19428-2961
            (records of principal underwriter)

ITEM 29.  MANAGEMENT SERVICES.

      Not applicable.

ITEM 30.  UNDERTAKINGS.

 (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in conjunction with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.


 (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 1999.

                             THE OFFITBANK INVESTMENT FUND, INC.


                             By:  /s/ Morris W. Offit
                                  -------------------------------
                                  Morris W. Offit, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 30th day of April, 1999.


SIGNATURE                                TITLE
---------                                -----


/s/ Morris W. Offit                      Director, Chairman of the Board and
-------------------------------------    President (Principal Executive Officer)
Morris W. Offit


Edward J. Landau*                        Director
-------------------------------------
Edward J. Landau


The Very Reverend James Parks Morton*    Director
-------------------------------------
The Very Reverend James Parks Morton


/s/ Wallace Mathai-Davis                 Treasurer and Secretary
-------------------------------------    (Principal Financial and Accounting
Wallace Mathai-Davis                      Officer)


/s/ Morris W. Offit
-------------------------------------
Attorney-in-fact

* Pursuant to Power of Attorney filed with Pre-Effective Amendment No. 1 dated November 24, 1993.

                       THE OFFITBANK INVESTMENT FUND, INC.

                                INDEX TO EXHIBITS

(j.1)       --    Consent of Kramer Levin Naftalis & Frankel LLP.

(j.2)       --    Consent of PricewaterhouseCoopers LLP.

(n)         --    Financial Data Schedules.